UNITEDSTATES
SECURITIESANDEXCHANGECOMMISSION
Washington,D.C.20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09401

Name of Fund: The BlackRock Strategic Municipal Trust (BSD)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, The BlackRock
Strategic Municipal Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 04/30/2011

Date of reporting period: 04/30/2011

Item 1 – Report to Stockholders

April 30, 2011

Annual Report

BlackRock Investment Quality Municipal Trust Inc. (BKN)

BlackRock Long-Term Municipal Advantage Trust (BTA)

BlackRock Municipal 2020 Term Trust (BKK)

BlackRock Municipal Income Trust (BFK)

BlackRock Pennsylvania Strategic Municipal Trust (BPS)

BlackRock Strategic Municipal Trust (BSD)

Not FDIC Insured • No Bank Guarantee • May Lose Value

2	ANNUAL REPORT	APRIL 30, 2011

Dear Shareholder

Time and again, we have seen how various global events and developing trends can have significant influence on financial markets. I hope you find that the following review of recent market conditions provides additional perspective on the performance of your investments as you read this shareholder report.

Over the past 12 months, we have seen a sluggish, stimulus-driven economic recovery at long last gain real traction, accelerate, and transition into a consumption-driven expansion. For the most part, 2010 was plagued with widely fluctuating economic data, but as the year drew to a close, it became clear that cyclical stimulus had beaten out structural problems as economic data releases generally became more positive and financial markets showed signs of continuing improvement. Although the sovereign debt crisis in Europe and high inflation in developing markets that troubled the global economy in 2010 remain challenges today, overall investor confidence has improved considerably. During the first four months of 2011, that confidence was shaken by political turmoil in the Middle East/North Africa region, soaring prices of oil and other commodities, tremendous natural disasters in Japan and a change in the ratings outlook for US debt. However, strong corporate earnings prevailed and financial markets resumed their course while the global economy continued to garner strength.

Equity markets experienced uneven growth and high volatility in 2010, but ended the year with gains. Following a strong start to 2011, the series of confidence-shaking events brought spurts of heightened volatility to markets worldwide, but was not enough to derail the bull market. Overall, global equities posted strong returns over the past 12 months. Emerging market equities, which had outperformed developed markets earlier in the period, fell prey to heightened inflationary pressures and underperformed developed markets later in the period. In the United States, strong corporate earnings and positive signals from the labor market were sources of encouragement for equity investors, although the housing market did not budge from its slump.
Early in 2011, the US Federal Reserve announced that it would continue its Treasury purchase program (“QE2”) through to completion and keep interest rates low for an extended period. This compelled investors to continue buying riskier assets, furthering the trend of small cap stocks outperforming large caps.

While fixed income markets saw yields trend lower (pushing bond prices higher) through most of 2010, the abrupt reversal in investor sentiment and risk tolerance in the fourth quarter drove yields sharply upward. Global credit markets were surprisingly resilient in the face of recent headwinds and yields regained relative stability as the period came to a close. Yield curves globally remained steep by historical standards and higher-risk sectors continued to outperform higher-quality assets. The tax-exempt municipal market enjoyed a powerful rally during the period of low yields in 2010, but when that trend reversed, the market was dealt an additional blow as it became evident that the Build America Bond program would not be extended. Meanwhile, munici-
pal finance troubles raised credit concerns among investors and tax-exempt mutual funds experienced heavy outflows, resulting in wider spreads and falling prices. The new year brought relief from these headwinds and a steady rebound in the tax-exempt municipal market.

Cash investments, as represented by the 3-month Treasury bill, returned only a fraction over 0% for the 12-month period as short-term interest rates remained low. Yields on money market securities remain near all-time lows.

Risk Assets Rallied on Growing Investor Confidence: Total Returns as of April 30, 2011	6-month	12-month
US large cap equities (S&P 500® Index)	16.36%	17.22%
US small cap equities (Russell 2000® Index)	23.73	22.20
International equities (MSCI Europe, Australasia, Far East Index)	12.71	19.18
Emerging market equities (MSCI Emerging Markets Index)	9.74	20.67
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.09	0.17
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(3.85)	6.37
US investment grade bonds (Barclays Capital US Aggregate Bond Index)	0.02	5.36
Tax-exempt municipal bonds (Barclays Capital Municipal Bond Index)	(1.68)	2.20
US high yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	6.18	13.32
Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

While no one can peer into a crystal ball and eliminate the uncertainties presented by the economic landscape and financial markets, BlackRock can offer investors the next best thing: partnership with the world’s largest asset management firm that delivers consistent long-term investment results with fewer surprises. For additional market perspective and investment insight, visit www.blackrock.com/shareholdermagazine, where you’ll find the most recent issue of our award-winning Shareholder® magazine, as well as its quarterly companion newsletter, Shareholder Perspectives.
As always, we thank you for entrusting BlackRock with your investments, and we look forward to your continued partnership in the months and years ahead.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Municipal Market Overview

For the Period Ended April 30, 2011

Twelve months ago, the municipal yield curve was much flatter than it is today, as investor concerns were focused on the possibility of deflation and a double-dip in the US economy. From April through September 2010, rates moved lower (and prices higher) across the curve, reaching historic lows in
August when the yield on 5-year issues touched 1.06%, the 10-year reached 2.18%, and the 30-year was 3.67%. The market took a turn in October, with yields drifting higher (and prices lower) amid a “perfect storm” of events that ultimately resulted in the worst quarterly performance the municipal market had seen since the Fed tightening cycle of 1994. Treasury yields lost their support as concerns over the US deficit raised the question whether foreign investors would continue to purchase Treasury securities at historically low yields. Municipal valuations also suffered a quick and severe setback as it became evident that the Build America Bond (“BAB”) program would expire at the end of 2010. The program opened the taxable market to municipal issuers, which had successfully alleviated supply pressure in the traditional tax-exempt marketplace, bringing down yields in that space.

The financial media has been replete with interviews, articles and presentations depicting the stress experienced in municipal finance. This has resulted in a loss of confidence among retail investors, the traditional buyers of individual municipal bonds and mutual funds. From the middle of November through year-end, mutual funds specializing in tax-exempt bonds witnessed weekly outflows averaging over $2.5 billion. Long-term and high-yield funds saw the greatest redemptions, followed by state-specific funds at a slower, yet still significant, pace. Political uncertainty surrounding the midterm elections and the approach taken by the new Congress on issues such as income tax rates, alternative minimum tax and the previously mentioned BAB expiration exacer-
bated the situation. All these conditions, combined with the seasonal illiquidity surrounding year-end holidays and dealers closing their fiscal books, sapped willing market participation from the trading community. December brought declining demand for municipal securities with no comparable reduction in sup-
ply. As it became evident that the BAB program would be retired, issuers rushed deals to market in the taxable and, to a lesser degree, traditional tax-
exempt space. This imbalance in the supply/demand technicals provided the classic market reaction: wider quality spreads and higher bond yields.

Demand usually is strong at the beginning of a new year, but retail investors continued to move away from municipal mutual funds, with AMG Data Services showing $19.9 billion of redemptions in the first four months of 2011. Since mid-November, outflows persisted for 24 consecutive weeks, totaling $33.4 billion. Fortunately, lower supply in 2011 is offsetting the decline in demand. According to Thomson Reuters, through April, year-to-date new issuance was down 53% compared to the same period last year. Issuers have been reluctant to bring new deals to the market due to a number of factors, including higher interest rates, fiscal policy changes and a reduced need for municipal borrowing given the acceleration of some issuance into 2010 prior to the BAB program’s expiration. Accordingly, estimates for 2011 issuance have ratcheted down more than $100 billion since the beginning of the year, when the initial consensus was $350 billion.

Overall, the municipal yield curve steepened during the period from April 30, 2010 to April 30, 2011. As measured by Thomson Municipal Market Data, 30-
year yields on AAA-rated municipals rose 53 basis points (“bps”) to 4.58%, while yields for 5-year maturities rallied by 22 bps to 1.50%, and 10-year maturities rallied by 9 bps to 2.85%. With the exception of the 2- to 5-year range, the spread between maturities increased over the past year, with the greatest increase seen in the 5- to 30-year range, where the spread widened by 75 bps, while overall the slope between 2- and 30-year maturities increased by 66 bps to 402 bps.

The fundamental picture for municipalities will be subject to scrutiny for months to come, as the challenges to state and local budgets are real and need to be addressed with significant cuts to expenses and tax revenue increases. The debates around austerity measures needed to succeed in balancing these budgets are not over whether action needs to be taken, but over the magnitude, approach and political will to accomplish these needs. The heightened attention on municipal finance has the potential to improve this market for the future, especially if these efforts result in greater means toward disclosure and accuracy (and timeliness) of reporting. Progress toward these fundamental changes may be tested in the near future, as California, Illinois and Puerto
Rico will soon need to take austerity measures and access financing in the municipal market to address immediate-term fiscal imbalances before their new fiscal year begins in July. As the economy improves, tax receipts for states are rising and have begun to exceed budget projections. BlackRock maintains a constructive view of the municipal market as we look beyond the interim challenges faced by states working to close their June 30 year-end shortfalls.

4	ANNUAL REPORT	APRIL 30, 2011

Trust Summary as of April 30, 2011 BlackRock Investment Quality Municipal Trust Inc

Trust Overview

BlackRock Investment Quality Municipal Trust Inc.’s (BKN) (the “Trust”) investment objective is to provide high current income exempt from regular federal income tax consistent with the preservation of capital. The Trust seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). Under normal market condi-
tions, the Trust invests at least 80% of its assets in securities rated investment grade at the time of investment. The Trust may invest directly in such securi-
ties or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended April 30, 2011, the Trust returned (0.61)% based on market price and 0.49% based on net asset value (“NAV”). For the same period, the closed-end Lipper General Municipal Debt Funds (Leveraged) category posted an average return of (0.60)% based on market price and 0.10%
based on NAV. All returns reflect reinvestment of dividends. The Trust's premium to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Trust’s largest exposure was in the tax-backed sector, which was among the strongest performing sectors during the period, driving the Trust’s positive performance. Also beneficial were the Trust’s significant allocations to the corporate sector and pre-refunded debt, as those sectors exhibited strength. Detracting from perform ance was the Trust’s exposure to the long end of the yield curve as interest rates rose during the period. While the Trust’s holdings of long duration bonds
(those with greater sensitivity to interest rates) and longer maturity bonds provided a higher level of yield, they underperformed shorter-dated securities in the rising interest rate environment. The Trust’s overexposure to the underperforming health care sector and underexposure to the strong-performing housing sector also had a negative impact. The Trust uses interest rate futures contracts to hedge portfolio risk related to movements in interest rates. This strategy had a modestly negative impact on performance during the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information
Symbol on New York Stock Exchange (“NYSE”)	BKN
Initial Offering Date	February 19, 1993
Yield on Closing Market Price as of April 30, 2011 ($13.08)[1]	7.71%
Tax Equivalent Yield[2]	11.86%
Current Monthly Distribution per Common Share[3]	$0.084
Current Annualized Distribution per Common Share[3]	$1.008
Leverage as of April 30, 2011[4]	39%

1 Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
2 Tax equivalent yield assumes the maximum federal tax rate of 35%.
3 The distribution rate is not constant and is subject to change.
4 Represents Auction Market Preferred Shares (“Preferred Shares”) and tender option bond trusts (“TOBs”) as a percentage of total managed assets, which is the total assets of the
Trust, including any assets attributable to Preferred Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see
The Benefits and Risks of Leveraging on page 11.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	4/30/11	4/30/10	Change	High	Low
Market Price	$13.08	$14.19	(7.82)%	$15.31	$12.05
Net Asset Value	$12.75	$13.68	(6.80)%	$14.45	$11.94

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations
	4/30/11	4/30/10
Health	27%	25%
County/City/Special District/School District	15	17
State	14	13
Education	12	10
Transportation	11	9
Utilities	7	9
Corporate	6	7
Housing	4	8
Tobacco	4	2

Credit Quality Allocations[5]
	4/30/11	4/30/10
AAA/Aaa	3%	18%
AA/Aa	36	24
A	29	33
BBB/Baa	19	14
BB/Ba	2	1
B	1	3
CCC/Caa	1	—
Not Rated[6]	9	7

5 Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investors Service
(“Moody’s”) ratings.
6 The investment advisor has deemed certain of these securities to be of investment grade quality. As of April 30, 2011 and April 30, 2010, the market value of these securities was $8,694,533 representing 2% and $17,071,058 representing 5%, respectively, of the Trust’s long-term investments.

ANNUAL REPORT	APRIL 30, 2011	5

Trust Summary as of April 30, 2011 BlackRock Long-Term Municipal Advantage Trust

Trust Overview

BlackRock Long-Term Municipal Advantage Trust’s (BTA) (the “Trust”) investment objective is to provide current income exempt from regular federal income tax. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in municipal obligations and derivative instruments with exposure to such municipal obligations, in each case that are exempt from federal income tax (except that the interest may be subject to the federal alternative minimum tax). The Trust has economic exposure to additional municipal bonds through its ownership of residential interest in tender option bonds, which are rated investment quality. The Trust invests, under normal market conditions, primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment and, under normal market conditions, the Trust's municipal bond portfolio will have a dollar-
weighted average maturity of greater than 10 years. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended April 30, 2011, the Trust returned 1.37% based on market price and (0.18)% based on NAV. For the same period, the closed-
end Lipper General Municipal Debt Funds (Leveraged) category posted an average return of (0.60)% based on market price and 0.10% based on NAV.
All returns reflect reinvestment of dividends. The Trust's discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. As interest rates rose and the yield curve steepened in the later part of the reporting period, the Trust’s holdings of longer-dated bonds had a negative impact on performance. The Trust’s high expo-
sure to the health care sector and low exposure to tax-backed issues in the Far West and Mid-Atlantic regions also detracted. Contributing positively to performance were security selection and sector allocation among corporates and transportation as well as tax-backed issues in the Great Lakes region.
Additional benefits were derived from portfolio holdings with shorter remaining terms to their maturity, which exhibited lower price volatility compared to longer-dated bonds during the period. The Trust uses interest rate futures contracts to hedge portfolio risk related to movements in interest rates. This strat-
egy had a modestly negative impact on performance during the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information
Symbol on NYSE	BTA
Initial Offering Date	February 28, 2006
Yield on Closing Market Price as of April 30, 2011 ($10.20)[1]	7.35%
Tax Equivalent Yield[2]	11.31%
Current Monthly Distribution per Common Share[3]	$0.0625
Current Annualized Distribution per Common Share[3]	$0.7500
Leverage as of April 30, 2011[4]	38%

1 Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results
2 Tax equivalent yield assumes the maximum federal tax rate of 35%.
3 The distribution rate is not constant and is subject to change.
4 Represents TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to TOBs, minus the sum of accrued liabilities.
For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 11.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	4/30/11	4/30/10	Change	High	Low
Market Price	$10.20	$10.77	(5.29)%	$12.09	$9.16
Net Asset Value	$10.51	$11.27	(6.74)%	$11.75	$9.71

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations
	4/30/11	4/30/10
Health	18%	19%
Education	15	16
County/City/Special District/School District	14	14
Transportation	13	11
Utilities	12	10
Housing	9	9
State	9	10
Corporate	5	4
Tobacco	5	7

Credit Quality Allocations[5]
	4/30/11	4/30/10
AAA/Aaa[6]	22%	16%
AA/Aa6	40	45
A6	9	9
BBB/Baa[6]	12	8
BB/Ba	1	2
B	2	2
CCC/Caa	—	1
Not Rated[7]	14	17

5 Using the higher of S&P’s or Moody’s ratings.
6 Through its investment in TOBs, the Trust has economic exposure to investment grade bonds.
7 The investment advisor has deemed certain of these securities to be of investment grade quality. As of April 30, 2011 and April 30, 2010, the market value of these securities was $3,226,983 representing 1% and $5,264,180 representing 2%, respectively, of the Trust’s long-term investments.

6	ANNUAL REPORT	APRIL 30, 2011

Trust Summary as of April 30, 2011 BlackRock Municipal 2020 Term Trust

Trust Overview

BlackRock Municipal 2020 Term Trust’s (BKK) (the “Trust”) investment objectives are to provide current income exempt from regular federal income tax and to return $15 per Common Share (the initial offering price per Common Share) to holders of Common Shares on or about December 31, 2020. The
Trust seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Trust invests, under normal market conditions, at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or syn-
thetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended April 30, 2011, the Trust returned 6.29% based on market price and 5.96% based on NAV. For the same period, the closed-end
Lipper General Municipal Debt Funds (Leveraged) category posted an average return of (0.60)% based on market price and 0.10% based on NAV. All returns reflect reinvestment of dividends. The Trust's premium to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Trust is managed to a 2020 termination date and therefore maintains a shorter maturity profile than its Lipper category competitors, generally. This shorter maturity profile was the primary driver of the Trust’s strong performance for the period as interest rates declined in the intermediate range and short end of the yield curve. The Trust has limited exposure to the long end of the curve, where interest rates rose during the period, and therefore did not experience price declines of the same magnitude as did its Lipper cat-
egory competitors with longer maturity profiles. Detracting from performance was the Trust’s overexposure to the transportation sector, which was among the weaker performing sectors during the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information
Symbol on NYSE	BKK
Initial Offering Date	September 30, 2003
Termination Date (on or about)	December 31, 2020
Yield on Closing Market Price as of April 30, 2011 ($15.06)[1]	4.96%
Tax Equivalent Yield[2]	7.63%
Current Monthly Distribution per Common Share[3]	$0.06225
Current Annualized Distribution per Common Share[3]	$0.74700
Leverage as of April 30, 2011[4]	37%

1 Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
2 Tax equivalent yield assumes the maximum federal tax rate of 35%.
3 The distribution rate is not constant and is subject to change.
4 Represents Preferred Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to Preferred Shares and
TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 11.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	4/30/11	4/30/10	Change	High	Low
Market Price	$15.06	$14.89	1.14%	$15.61	$13.89
Net Asset Value	$14.63	$14.51	0.83%	$15.36	$14.01

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations
	4/30/11	4/30/10
Corporate	19%	19%
Health	15	15
Transportation	13	11
Utilities	10	9
State	10	10
County/City/Special District/School District	10	15
Education	9	9
Tobacco	9	7
Housing	5	5

Credit Quality Allocations[5]
	4/30/11	4/30/10
AAA/Aaa	12%	19%
AA/Aa	16	10
A	28	23
BBB/Baa	27	29
BB/Ba	4	3
B	4	4
CCC/Caa	1	—
Not Rated[6]	8	12

5 Using the higher of S&P’s or Moody’s ratings.
6 The investment advisor has deemed certain of these securities to be of investment grade quality. As of April 30, 2011 and April 30, 2010, the market value of these securities was $11,262,007 representing 2% and $11,978,514 representing 3%, respectively, of the Trust’s long-term investments.

ANNUAL REPORT	APRIL 30, 2011	7

Trust Summary as of April 30, 2011 BlackRock Municipal Income Trust

Trust Overview

BlackRock Municipal Income Trust’s (BFK) (the “Trust”) investment objective is to provide current income exempt from regular federal income tax. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from federal income taxes (except that the interest may be sub-
ject to the federal alternative minimum tax). The Trust invests, under normal market conditions, at least 80% of its assets in municipal bonds that are invest-
ment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended April 30, 2011, the Trust returned (1.07)% based on market price and (1.04)% based on NAV. For the same period, the closed-
end Lipper General Municipal Debt Funds (Leveraged) category posted an average return of (0.60)% based on market price and 0.10% based on NAV. All returns reflect reinvestment of dividends. The Trust's premium to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. As interest rates rose and the yield curve steepened in the later part of the reporting period, the Trust’s holdings of longer-dated bonds had a negative impact on performance. The Trust’s high expo-
sure to the health care sector and low exposure to tax-backed issues in the Far West and Mid-Atlantic regions also detracted. Contributing positively to per-
formance were security selection and sector allocation among corporates and housing as well as tax-backed issues in the South East region. Additional benefits were derived from seasoned portfolio holdings with shorter remaining terms to their maturity, which exhibited lower price volatility compared to longer-dated bonds during the period. The Trust uses interest rate futures contracts to hedge portfolio risk related to movements in interest rates. This strat-
egy had a modestly negative impact on performance during the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information
Symbol on NYSE	BFK
Initial Offering Date	July 27, 2001
Yield on Closing Market Price as of April 30, 2011 ($12.35)[1]	7.78%
Tax Equivalent Yield[2]	11.97%
Current Monthly Distribution per Common Share[3]	$0.0801
Current Annualized Distribution per Common Share[3]	$0.9612
Leverage as of April 30, 2011[4]	39%

1 Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
2 Tax equivalent yield assumes the maximum federal tax rate of 35%.
3 The distribution rate is not constant and is subject to change.
4 Represents Preferred Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to Preferred Shares and
TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 11.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	4/30/11	4/30/10	Change	High	Low
Market Price	$12.35	$13.44	(8.11)%	$14.65	$11.15
Net Asset Value	$12.16	$13.23	(8.09)%	$13.79	$11.51

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations
	4/30/11	4/30/10
Health	20%	18%
Transportation	16	13
State	13	14
Corporate	12	12
Utilities	11	11
County/City/Special District/School District	10	11
Education	9	11
Housing	5	6
Tobacco	4	4

Credit Quality Allocations[5]
	4/30/11	4/30/10
AAA/Aaa	11%	18%
AA/Aa	33	25
A	24	27
BBB/Baa	15	16
BB/Ba	4	1
B	6	7
CCC/Caa	1	1
Not Rated[6]	6	5

5 Using the higher of S&P’s or Moody’s ratings.
6 The investment advisor has deemed certain of these securities to be of investment grade quality. As of April 30, 2011 and April 30, 2010, the market value of these securities was $28,787,350 representing 3% and $16,636,260 representing 2%, respectively, of the Trust’s long-term investments.

8	ANNUAL REPORT	APRIL 30, 2011

Trust Summary as of April 30, 2011 BlackRock Pennsylvania Strategic Municipal Trust

Trust Overview

BlackRock Pennsylvania Strategic Municipal Trust’s (BPS) (the “Trust”) investment objectives are to provide current income that is exempt from regular federal and Pennsylvania income taxes and to invest in municipal bonds that over time will perform better than the broader Pennsylvania municipal bond market. The Trust seeks to achieve its investment objectives by investing, under normal market conditions, primarily in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and Pennsylvania income taxes. The Trust invests, under nor-
mal market conditions, at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended April 30, 2011, the Trust returned 0.00% based on market price and 1.07% based on NAV. For the same period, the closed-end
Lipper Pennsylvania Municipal Debt Funds category posted an average return of (0.27)% based on market price and 0.86% based on NAV. All returns reflect reinvestment of dividends. The Trust moved from a premium to NAV to a discount by period-end, which accounts for the difference between perform-
ance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Trust’s holdings generated a high level of income accrual during the period by maintaining a high coupon structure and low level of cash reserves. In addition, the Trust sought investments with valuations that remain attractive relative to their level of credit risk. Also contributing to performance was capital appreciation in the Trust’s holdings in the short end and intermediate range of the yield curve, where interest rates declined during the period. Conversely, the Trust’s overall longer duration stance
(greater sensitivity to interest rates) detracted from performance as the municipal market saw long-term interest rates rise and the yield curve steepen due to credit concerns, the expiration of the Build America Bond program and the general perception among investors that improving economic growth may lead to higher inflation expectations. The Trust uses interest rate futures contracts to hedge portfolio risk related to movements in interest rates. This strategy had a modestly negative impact on performance during the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information
Symbol on NYSE Amex	BPS
Initial Offering Date	August 25, 1999
Yield on Closing Market Price as of April 30, 2011 ($12.99)[1]	7.02%
Tax Equivalent Yield[2]	10.80%
Current Monthly Distribution per Common Share[3]	$0.076
Current Annualized Distribution per Common Share[3]	$0.912
Leverage as of April 30, 2011[4]	43%

1 Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
2 Tax equivalent yield assumes the maximum federal tax rate of 35%.
3 The distribution rate is not constant and is subject to change.
4 Represents Preferred Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to Preferred Shares and
TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 11.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	4/30/11	4/30/10	Change	High	Low
Market Price	$12.99	$13.88	(6.41)%	$15.02	$11.50
Net Asset Value	$13.11	$13.86	(5.41)%	$14.50	$12.28

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations
	4/30/11	4/30/10
Health	32%	31%
Housing	15	16
State	15	15
Transportation	12	10
Education	12	14
County/City/Special District/School District	8	8
Utilities	3	5
Corporate	3	1

Credit Quality Allocations[5]
	4/30/11	4/30/10
AAA/Aaa	9%	18%
AA/Aa	48	40
A	25	21
BBB/Baa	6	15
BB/Ba	8	1
Not Rated[6]	4	5

5 Using the higher of S&P’s or Moody’s ratings.
6 The investment advisor has deemed certain of these securities to be of investment grade quality. As of April 30, 2011 and April 30, 2010, the market value of these securities was $486,340 representing 1% and $2,069,225 representing 5%, respec-
tively, of the Trust’s long-term investments.

ANNUAL REPORT	APRIL 30, 2011	9

Trust Summary April 30, 2011 BlackRock Strategic Municipal Trust

Trust Overview

BlackRock Strategic Municipal Trust’s (BSD) (the “Trust”) investment objective is to provide current income that is exempt from regular federal income tax and to invest in municipal bonds that over time will perform better than the broader municipal bond market. The Trust seeks to achieve its investment objec-
tive by investing, primarily in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Trust invests at least 80% of its assets in investment grade quality securities at the time of investment and, under normal market conditions, prima-
rily invests in municipal bonds with long-term maturities in order to maintain a weighted average maturity of 15 years or more. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended April 30, 2011, the Trust returned (1.65)% based on market price and 1.19% based on NAV. For the same period, the closed-
end Lipper General Municipal Debt Funds (Leveraged) category posted an average return of (0.60)% based on market price and 0.10% based on NAV. All returns reflect reinvestment of dividends. The Trust's discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. Security selection and sector allocation among corporates, housing and transportation as well as tax-backed issues in the Great Lakes region drove the Trust’s positive performance. Additional benefits were derived from seasoned portfolio holdings with shorter remaining terms to their maturity, which exhibited lower price volatility compared to longer-dated bonds during the period. As interest rates rose and the yield curve steepened in the later part of the period, holdings of longer-dated bonds detracted from performance. In addition, the Trust’s high exposure to the health care sector and low exposure to tax-backed issues in the Far West and
Mid-Atlantic regions had a negative impact on performance. The Trust uses interest rate futures contracts to hedge portfolio risk related to movements in interest rates. This strategy had a modestly negative impact on performance during the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information
Symbol on NYSE	BSD
Initial Offering Date	August 25, 1999
Yield on Closing Market Price as of April 30, 2011 ($11.88)[1]	7.47%
Tax Equivalent Yield[2]	11.49%
Current Monthly Distribution per Common Share[3]	$0.074
Current Annualized Distribution per Common Share[3]	$0.888
Leverage as of April 30, 2011[4]	39%

1 Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
2 Tax equivalent yield assumes the maximum federal tax rate of 35%.
3 The distribution rate is not constant and is subject to change.
4 Represents Preferred Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to Preferred Shares and
TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 11.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	4/30/11	4/30/10	Change	High	Low
Market Price	$11.88	$12.95	(8.26)%	$13.94	$11.18
Net Asset Value	$12.27	$13.00	(5.62)%	$13.60	$11.49

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations
	4/30/11	4/30/10
Health	24%	21%
Transportation	18	16
Education	12	12
County/City/Special District/School District	12	12
State	10	11
Corporate	9	9
Utilities	8	9
Housing	6	7
Tobacco	1	3

Credit Quality Allocations[5]
	4/30/11	4/30/10
AAA/Aaa	16%	27%
AA/Aa	35	26
A	17	22
BBB/Baa	17	14
BB/Ba	5	1
B	3	4
CCC/Caa	1	1
Not Rated[6]	6	5

5 Using the higher of S&P’s or Moody’s ratings.
6 The investment advisor has deemed certain of these securities to be of investment grade quality. As of April 30, 2011 and April 30, 2010, the market value of these securities was $3,150,431 representing 2% and $2,354,758 representing 2%, respectively, of the Trust’s long-term investments.

10	ANNUAL REPORT	APRIL 30, 2011

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the yield and NAV of their common shares (“Common Shares”). However, these objectives can-
not be achieved in all interest rate environments.

To leverage, all the Trusts, except for BTA, issue preferred shares (“Preferred
Shares”), which pay dividends at prevailing short-term interest rates, and invest the proceeds in long-term municipal bonds. In general, the concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, will normally be lower than the income earned by each Trust on its longer-
term portfolio investments. To the extent that the total assets of each
Trust (including the assets obtained from leverage) are invested in higher-
yielding portfolio investments, each Trust’s holders of Common Shares
(“Common Shareholders”) will benefit from the incremental net income.

To illustrate these concepts, assume a Trust’s Common Shares capitalization is $100 million and it issues Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are 3% and long-
term interest rates are 6%, the yield curve has a strongly positive slope.
In this case, the Trust pays dividends on the $50 million of Preferred
Shares based on the lower short-term interest rates. At the same time, the securities purchased by the Trust with assets received from Preferred
Shares issuance earn the income based on long-term interest rates. In this case, the dividends paid to holders of Preferred Shares (“Preferred
Shareholders”) are significantly lower than the income earned on the
Trust’s long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental net income.

If short-term interest rates rise, narrowing the differential between short-
term and long-term interest rates, the incremental net income pickup on the Common Shares will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates of
6%, the yield curve has a negative slope. In this case, the Trust pays divi-
dends on the higher short-term interest rates whereas the Trust’s total port-
folio earns income based on lower long-term interest rates.

Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the redemption values of the Trusts’ Preferred Shares do not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAVs positively or negatively in addition to the impact on Trust performance from leverage from Preferred Shares discussed above.

The Trusts may also leverage their assets through the use of TOBs, as described in Note 1 of the Notes to Financial Statements. TOB investments generally will provide the Trusts with economic benefits in periods of declining short-term interest rates, but expose the Trusts to risks during periods of rising short-term interest rates similar to those associated with
Preferred Shares issued by the Trusts, as described above. Additionally, fluc-
tuations in the market value of municipal bonds deposited into the TOB trust may adversely affect each Trust’s NAV per share.

The use of leverage may enhance opportunities for increased returns to the
Trusts and Common Shareholders, but as described above, it also creates risks as short or long-term interest rates fluctuate. Leverage also will gener-
ally cause greater changes in the Trusts’ NAVs, market prices and dividend rates than comparable portfolios without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Trusts’ net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Trusts’ net income will be less than if leverage had not been used, and therefore the amount avail-
able for distribution to Common Shareholders will be reduced. Each Trust may be required to sell portfolio securities at inopportune times or at dis-
tressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Trust to incur losses. The use of leverage may limit each
Trust’s ability to invest in certain types of securities or use certain types of hedging strategies, such as in the case of certain restrictions imposed by ratings agencies that rate Preferred Shares issued by the Trusts. Each Trust will incur expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the
Common Shares.

Under the Investment Company Act of 1940, the Trusts are permitted to issue Preferred Shares in an amount of up to 50% of their total managed assets at the time of issuance. Under normal circumstances, each Trust anticipates that the total economic leverage from Preferred Shares and/or
TOBs will not exceed 50% of its total managed assets at the time such leverage is incurred. As of April 30, 2011, the Trusts had economic leverage from Preferred Shares and/or TOBs as a percentage of their total managed assets as follows:

Percent of
Leverage
BKN	39%
BTA	38%
BKK	37%
BFK	39%
BPS	43%
BSD	39%

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments, including financial futures contracts, as specified in Note 2 of the Notes to Financial
Statements, which may constitute forms of economic leverage. Such instru-
ments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or interest rate risks.
Such derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative instrument. The Trusts’ ability to use a derivative instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of deriva-
tive financial instruments may result in losses greater than if they had not been used, may require a Trust to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appre-
ciation a Trust can realize on an investment, may result in lower dividends paid to shareholders or may cause a Trust to hold an investment that it might otherwise sell. The Trusts’ investments in these instruments are dis-
cussed in detail in the Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2011	11

BlackRock Investment Quality Municipal Trust Inc. (BKN)
Schedule of Investments April 30, 2011
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Alabama — 2.8%
Birmingham Special Care Facilities Financing Authority, RB,
Children’s Hospital (AGC):
6.00%, 6/01/34	$ 1,745	$ 1,834,955
6.00%, 6/01/39	500	522,955
Hoover City Board of Education, GO, Refunding,
4.25%, 2/15/40	4,300	3,653,581
		6,011,491
Arizona — 5.5%
Arizona State University, RB, Series D, 5.50%, 7/01/26	475	509,604
Mohave County Unified School District No. 20 Kingman,
GO, School Improvement Project of 2006, Series C
(AGC), 5.00%, 7/01/26	1,800	1,870,848
Pima County IDA, Refunding IDRB, Tucson Electric Power,
5.75%, 9/01/29	1,375	1,370,861
Salt Verde Financial Corp., RB, Senior:
5.00%, 12/01/32	1,035	891,539
5.00%, 12/01/37	4,585	3,800,002
San Luis Facility Development Corp., RB, Senior Lien,
Regional Detention Center Project:
6.25%, 5/01/15	405	390,712
7.00%, 5/01/20	490	478,779
7.25%, 5/01/27	980	872,337
State of Arizona, COP, Department of Administration,
Series A (AGM), 5.00%, 10/01/29	1,100	1,104,455
University Medical Center Corp. Arizona, RB,
6.50%, 7/01/39	750	766,582
		12,055,719
California — 24.6%
California County Tobacco Securitization Agency, RB, CAB,
Stanislaus, Sub-Series C, 6.30%, 6/01/55 (a)	7,090	51,686
California Health Facilities Financing Authority,
Refunding RB, Sutter Health, Series B, 5.88%, 8/15/31	2,300	2,355,154
Carlsbad Unified School District, GO, Election of 2006,
Series B, 6.09%, 5/01/34 (b)	1,500	888,150
County of Sacramento California, RB, Senior Series A
(AGM), 5.00%, 7/01/41	2,000	1,767,960
Dinuba Unified School District, GO, Election
of 2006 (AGM):
5.63%, 8/01/31	250	261,647
5.75%, 8/01/33	535	562,189
Foothill Eastern Transportation Corridor Agency California,
Refunding RB:
5.75%, 1/15/40	3,495	2,833,047
CAB, 5.88%, 1/15/28	7,000	6,208,370
Hartnell Community College District California, GO, CAB,
Election of 2002, Series D, 7.53%, 8/01/34 (b)	2,475	1,213,542

	Par
Municipal Bonds	(000)	Value
California (concluded)
Los Altos Elementary School District, GO, CAB, Election
of 1998, Series B (NPFGC), 5.93%, 8/01/13 (a)(c)	$ 10,945	$ 5,724,673
Norwalk-La Mirada Unified School District California, GO,
Refunding, CAB, Election of 2002, Series E (AGC),
6.47%, 8/01/38 (a)	12,000	1,787,280
Palomar Community College District, GO, CAB, Election
of 2006, Series B:
6.09%, 8/01/30 (a)	2,270	613,672
6.36%, 8/01/39 (b)	3,000	1,101,960
San Diego Community College District California, GO, CAB,
Election of 2002, 6.37%, 8/01/19 (b)	4,200	2,485,728
State of California, GO:
Refunding (CIFG), 4.50%, 8/01/28	1,000	912,300
Various Purpose, 5.75%, 4/01/31	3,000	3,143,550
Various Purpose, 6.00%, 3/01/33	3,220	3,440,409
Various Purpose, 6.50%, 4/01/33	2,900	3,185,505
Various Purpose, 5.50%, 3/01/40	3,650	3,652,226
Various Purpose (CIFG), 5.00%, 3/01/33	5,000	4,806,900
Various Purpose (NPFGC), 5.00%, 6/01/37	5,000	4,662,100
University of California, RB, Limited Project, Series B,
4.75%, 5/15/38	2,050	1,869,723
		53,527,771
Colorado — 1.8%
Park Creek Metropolitan District, RB, Senior Limited
Property Tax (AGM), 6.00%, 12/01/38 (d)	1,500	1,464,360
Sand Creek Metropolitan District, GO, Refunding,
Limited Tax, Series B:
4.75%, 12/01/35	1,400	1,275,106
5.00%, 12/01/40	1,200	1,111,104
		3,850,570
Connecticut — 0.3%
Connecticut State Health & Educational Facility
Authority, RB, Fairfield University, New Money, Series O,
5.00%, 7/01/35	600	573,222
Delaware — 0.8%
County of Sussex Delaware, RB, NRG Energy, Inc.,
Indian River Project, 6.00%, 10/01/40	1,800	1,756,206
District of Columbia — 1.6%
District of Columbia Tobacco Settlement Financing Corp.,
Refunding RB, Asset-Backed, 6.50%, 5/15/33	3,500	3,419,815

Portfolio Abbreviations
To simplify the listings of portfolio holdings	ACA	American Capital Access Corp.	HDA	Housing Development Authority
in the Schedules of Investments, the names and	AGC	Assured Guaranty Corp.	HFA	Housing Finance Agency
descriptions of many of the securities have been	AGM	Assured Guaranty Municipal Corp.	HRB	Housing Revenue Bonds
abbreviated according to the following list:	AMBAC	American Municipal Bond Assurance Corp.	IDA	Industrial Development Authority
	AMT	Alternative Minimum Tax (subject to)	IDB	Industrial Development Board
	ARS	Auction Rate Securities	IDRB	Industrial Development Revenue Bonds
	CAB	Capital Appreciation Bonds	ISD	Independent School District
	CIFG	CDC IXIS Financial Guaranty	MRB	Mortgage Revenue Bonds
	COP	Certificates of Participation	NPFGC	National Public Finance Guarantee Corp.
	EDA	Economic Development Authority	PILOT	Payment in Lieu of Taxes
	EDC	Economic Development Corp.	PSF-GTD	Permanent School Fund Guaranteed
	ERB	Economic Revenue Bonds	RB	Revenue Bonds
	FGIC	Financial Guaranty Insurance Co.	S/F	Single Family
	FHA	Federal Housing Administration	TE	Tax Exempt
	GO	General Obligation Bonds
See Notes to Financial Statements.

12	ANNUAL REPORT	APRIL 30, 2011

BlackRock Investment Quality Municipal Trust Inc. (BKN)
Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Florida — 11.5%
County of Miami-Dade Florida, RB, CAB, Sub-Series A
(NPFGC) (a):
5.20%, 10/01/32	$ 4,225	$ 930,725
5.21%, 10/01/33	4,000	816,120
5.21%, 10/01/34	4,580	864,612
5.22%, 10/01/35	5,000	875,150
5.23%, 10/01/36	10,000	1,618,600
5.24%, 10/01/37	10,000	1,503,200
County of Orange Florida, Refunding RB (Syncora),
4.75%, 10/01/32	5,000	4,575,300
Hillsborough County IDA, RB, National Gypsum Co.,
Series A, AMT, 7.13%, 4/01/30	3,700	3,239,387
Miami Beach Health Facilities Authority, RB, Mount Sinai
Medical Center of Florida, 6.75%, 11/15/21	1,845	1,881,457
Sumter Landing Community Development District Florida,
RB, Sub-Series B, 5.70%, 10/01/38	3,585	2,724,959
Village Community Development District No. 6, Special
Assessment Bonds, 5.63%, 5/01/22	6,220	5,913,914
		24,943,424
Georgia — 0.8%
Milledgeville & Baldwin County Development Authority,
RB, Georgia College & State University Foundation,
6.00%, 9/01/14 (c)	1,500	1,755,285
Idaho — 1.5%
Idaho Health Facilities Authority, RB, St. Luke’s Regional
Medical Center (AGM), 5.00%, 7/01/35	650	632,184
Idaho Health Facilities Authority, Refunding RB, Trinity
Health Group, Series B, 6.25%, 12/01/33	2,500	2,637,100
		3,269,284
Illinois — 12.5%
Chicago Public Building Commission Building Illinois, RB,
Series A (NPFGC), 7.00%, 1/01/20 (e)	5,000	6,387,550
Illinois Finance Authority, RB:
MJH Education Assistance IV LLC, Sub-Series B,
5.38%, 6/01/35 (f)(g)	700	187,908
Navistar International, Recovery Zone,
6.50%, 10/15/40	1,925	1,933,432
Northwestern Memorial Hospital, Series A,
5.50%, 8/15/14 (c)	5,800	6,625,398
Roosevelt University Project, 6.50%, 4/01/44	1,500	1,493,835
Rush University Medical Center, Series C,
6.63%, 11/01/39	1,200	1,231,800
Illinois Finance Authority, Refunding RB, Series A:
Friendship Village Schaumburg, 5.63%, 2/15/37	345	263,045
OSF Healthcare System, 6.00%, 5/15/39	1,535	1,482,503
Railsplitter Tobacco Settlement Authority, RB:
6.25%, 6/01/24	6,000	6,020,280
6.00%, 6/01/28	1,700	1,634,958
		27,260,709
Indiana — 0.6%
Indiana Finance Authority, Refunding RB, Improvement,
U.S. Steel Corp., 6.00%, 12/01/26	1,350	1,316,075
Iowa — 1.1%
Iowa Higher Education Loan Authority, Refunding RB,
Private College Facility:
5.75%, 9/01/30	965	976,734
6.00%, 9/01/39	1,500	1,514,805
		2,491,539

	Par
Municipal Bonds	(000)	Value
Kansas — 0.9%
Kansas Development Finance Authority, RB, University of
Kansas Tenant, Series O, 4.75%, 6/15/41	$ 1,000	$ 909,260
Kansas Development Finance Authority, Refunding RB,
Sisters of Leavenworth, Series A, 5.00%, 1/01/28	1,155	1,149,745
		2,059,005
Kentucky — 3.2%
Kentucky Economic Development Finance Authority,
RB, Louisville Arena, Sub-Series A-1 (AGC),
6.00%, 12/01/38	700	708,001
Kentucky Economic Development Finance Authority,
Refunding RB, Norton Healthcare Inc., Series B (NPFGC),
6.19%, 10/01/23 (a)	8,500	4,046,510
Louisville/Jefferson County Metropolitan Government,
Refunding RB, Jewish Hospital & St. Mary’s HealthCare,
6.13%, 2/01/37	2,250	2,202,682
		6,957,193
Louisiana — 2.6%
Louisiana Local Government Environmental Facilities
& Community Development Authority, RB:
Southeastern Louisiana University, Series A (AGM),
5.00%, 10/01/40	1,025	1,012,505
Westlake Chemical Corp., Series A-1,
6.50%, 11/01/35	1,565	1,571,041
Louisiana Public Facilities Authority, Refunding RB,
Entergy Gulf States Louisiana, LLC Project, Series A,
5.00%, 9/01/28	3,000	2,992,890
		5,576,436
Maryland — 2.0%
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc.,
5.75%, 9/01/25	780	746,327
Maryland Health & Higher Educational Facilities
Authority, Refunding RB, Doctor’s Community Hospital,
5.63%, 7/01/30	4,100	3,494,184
		4,240,511
Michigan — 3.8%
Michigan State Building Authority, Refunding RB, Facilities
Program, Series I, 6.25%, 10/15/38	1,875	1,980,000
Michigan State Hospital Finance Authority, Refunding RB:
Henry Ford Health System, Series A, 5.25%, 11/15/46	1,670	1,393,381
Hospital, Henry Ford Health, 5.75%, 11/15/39	2,000	1,862,540
Royal Oak Hospital Finance Authority Michigan,
Refunding RB, William Beaumont Hospital,
8.25%, 9/01/39	2,750	3,117,868
		8,353,789
Minnesota — 1.7%
City of Minneapolis Minnesota, Refunding RB, Fairview
Health Services, Series B (AGC), 6.50%, 11/15/38	3,500	3,729,180
Mississippi — 3.9%
Mississippi Development Bank Special Obligation, RB,
Jackson County Limited Tax Note (AGC), 5.50%, 7/01/32	2,655	2,723,260
Mississippi Development Bank, RB, Hinds Community
College District, Capital Improvement Project (AGM),
5.00%, 4/01/36	1,910	1,862,097
University of Southern Mississippi, RB, Campus Facilities
Improvements Project, 5.38%, 9/01/36	3,750	3,821,625
		8,406,982
Missouri — 1.0%
Missouri Joint Municipal Electric Utility Commission, RB,
Plum Point Project (NPFGC), 4.60%, 1/01/36	2,790	2,274,157
Montana — 1.5%
Montana Facility Finance Authority, Refunding RB, Sisters
of Leavenworth, Series A, 4.75%, 1/01/40	3,450	3,147,987

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2011	13

BlackRock Investment Quality Municipal Trust Inc. (BKN)
Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Nebraska — 1.8%
Douglas County Hospital Authority No. 2, RB, Health
Facilities, Immanuel Obligation Group, 5.50%, 1/01/30 $	575	$ 565,731
Nebraska Investment Finance Authority, Refunding RB,
Series A:
5.90%, 9/01/36	1,700	1,755,267
6.05%, 9/01/41	1,585	1,619,188
		3,940,186
Nevada — 0.5%
County of Clark Nevada, Refunding RB, Alexander Dawson
School Nevada Project, 5.00%, 5/15/29	1,065	1,012,709
New Jersey — 5.1%
Middlesex County Improvement Authority, RB, Subordinate,
Heldrich Center Hotel, Series B, 6.25%, 1/01/37 (f)(g)	1,510	151,000
New Jersey EDA, RB, Cigarette Tax, 5.75%, 6/15/29	7,000	6,361,950
New Jersey Educational Facilities Authority, Refunding RB:
College of New Jersey, Series D (AGM),
5.00%, 7/01/35	1,225	1,204,665
University of Medicine & Dentistry, Series B,
7.13%, 12/01/23	950	1,082,696
University of Medicine & Dentistry, Series B,
7.50%, 12/01/32	1,225	1,354,691
New Jersey State Housing & Mortgage Finance Agency,
RB, Series AA, 6.50%, 10/01/38	875	945,131
		11,100,133
New Mexico — 1.4%
Village of Los Ranchos de Albuquerque New Mexico,
Refunding RB, Albuquerque Academy Project,
4.50%, 9/01/40	3,500	3,001,985
New York — 8.3%
Albany Industrial Development Agency, RB, New Covenant
Charter School Project, Series A, 7.00%, 5/01/35 (f)(g)	725	181,272
Hudson Yards Infrastructure Corp., RB, Series A,
5.00%, 2/15/47	2,500	2,096,400
Long Island Power Authority, Refunding RB, Series A,
5.75%, 4/01/39	2,475	2,591,795
Metropolitan Transportation Authority, Refunding RB,
Transportation, Series B (AGM), 4.50%, 11/15/36	1,155	1,039,881
New York City Industrial Development Agency, RB:
American Airlines Inc., JFK International Airport, AMT,
7.63%, 8/01/25 (h)	2,600	2,623,686
Queens Baseball Stadium, PILOT (AGC),
6.50%, 1/01/46	1,100	1,147,718
New York Liberty Development Corp., Refunding RB,
Second Priority, Bank of America Tower at One Bryant
Park Project, 6.38%, 7/15/49	1,250	1,251,175
New York State Dormitory Authority, RB:
5.83%, 7/01/39 (b)	1,000	852,860
Rochester Institute of Technology, Series A,
6.00%, 7/01/33	1,625	1,725,815
The New School (AGM), 5.50%, 7/01/43	2,350	2,385,321
University of Rochester, Series A, 5.13%, 7/01/39	550	550,143
State of New York, GO, Series A, 4.75%, 2/15/37	1,650	1,637,757
		18,083,823
North Carolina — 7.1%
City of Charlotte North Carolina, Refunding RB, Series A,
5.50%, 7/01/34	325	332,254
Gaston County Industrial Facilities & Pollution Control
Financing Authority North Carolina, RB, Exempt Facilities,
National Gypsum Co. Project, AMT, 5.75%, 8/01/35	2,425	1,831,069

	Par
Municipal Bonds	(000)	Value
North Carolina (concluded)
North Carolina Capital Facilities Finance Agency, RB,
Duke Energy Carolinas, Series B, 4.38%, 10/01/31	$ 3,775	$ 3,488,779
North Carolina Medical Care Commission, RB, Series A:
Novant Health Obligation, 4.75%, 11/01/43	6,000	4,853,280
WakeMed, (AGC), 5.88%, 10/01/38	1,000	1,017,730
North Carolina Medical Care Commission, Refunding RB:
Caromont Health (AGC), 4.50%, 2/15/30	1,000	914,140
Caromont Health (AGC), 4.63%, 2/15/35	1,400	1,255,170
University Health System, Series D, 6.25%, 12/01/33	1,750	1,838,183
		15,530,605
Ohio — 4.5%
County of Cuyahoga Ohio, Refunding RB, Series A,
6.00%, 1/01/21	5,000	5,336,900
County of Hancock Ohio, Refunding RB, Blanchard Valley
Regional Health Center, 5.75%, 12/01/26	1,450	1,422,290
State of Ohio, Refunding RB, Kenyon College Project,
5.00%, 7/01/41	3,345	3,132,459
		9,891,649
Oklahoma — 1.4%
Tulsa Airports Improvement Trust, RB, Series A, Mandatory
Put Bonds, AMT, 7.75%, 6/01/35 (h)	2,900	2,980,156
Oregon — 2.8%
Oregon Health & Science University, RB, Series A,
5.75%, 7/01/39	2,250	2,304,270
Oregon State Facilities Authority, Refunding RB, Limited
College Project, Series A:
5.00%, 10/01/34	1,150	1,053,527
5.25%, 10/01/40	500	468,055
State of Oregon, GO, Refunding, Alternate Energy, Series B,
AMT, 5.25%, 1/01/32	2,345	2,344,812
		6,170,664
Pennsylvania — 6.6%
Delaware River Port Authority, RB:
Port District Project, Series B (AGM), 5.70%, 1/01/22	2,000	2,002,700
Series D (AGC), 5.00%, 1/01/40	3,640	3,579,831
McKeesport Area School District, GO, CAB (FGIC) (a):
5.53%, 10/01/31	2,435	679,292
5.53%, 10/01/31 (e)	870	324,362
Pennsylvania Economic Development Financing
Authority, RB:
Amtrak Project, Series A, AMT, 6.25%, 11/01/31	2,000	2,004,800
Amtrak Project, Series A, AMT, 6.38%, 11/01/41	3,100	3,102,511
Aqua Pennsylvania Inc. Project, Series B,
4.50%, 12/01/42	3,000	2,680,080
		14,373,576
Puerto Rico — 2.7%
Puerto Rico Electric Power Authority, Refunding RB,
Series UU (AGM), 5.00%, 7/01/23	1,900	1,930,609
Puerto Rico Sales Tax Financing Corp., RB, First
Sub-Series A, 5.75%, 8/01/37	3,000	2,940,000
Puerto Rico Sales Tax Financing Corp., Refunding RB, CAB,
Series A (NPFGC), 5.75%, 8/01/41 (a)	7,500	1,002,000
		5,872,609
Rhode Island — 3.1%
Rhode Island Health & Educational Building Corp., RB,
Hospital Financing, LifeSpan Obligation, Series A (AGC),
7.00%, 5/15/39	3,000	3,300,720
Rhode Island Health & Educational Building Corp.,
Refunding RB, Hospital, Lifespan (NPFGC),
5.50%, 5/15/16	200	200,348

See Notes to Financial Statements.

14 ANNUAL REPORT APRIL 30, 2011

BlackRock Investment Quality Municipal Trust Inc. (BKN)
Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Rhode Island (concluded)
Rhode Island Housing & Mortgage Finance Corp., RB,
Homeownership Opportunity, Series 54, AMT,
4.85%, 10/01/41	$ 2,165	$ 1,928,971
State of Rhode Island, COP, Series C, School for the Deaf
(AGC), 5.38%, 4/01/28	1,330	1,383,413
		6,813,452
South Carolina — 6.1%
County of Florence South Carolina, RB, McLeod Regional
Medical Center, Series A, 5.00%, 11/01/37	2,700	2,446,578
South Carolina Jobs-EDA, Refunding RB:
Palmetto Health Alliance, Series A, 6.25%, 8/01/31	2,185	2,152,684
Palmetto Health, Series C, 6.88%, 8/01/13 (c)	3,560	4,025,399
South Carolina State Housing Finance & Development
Authority, Refunding RB, Series A-2, AMT (AMBAC),
5.15%, 7/01/37	4,975	4,721,324
		13,345,985
Tennessee — 1.1%
Memphis-Shelby County Airport Authority, RB, Series D,
AMT (AMBAC), 6.00%, 3/01/24	260	260,335
Memphis-Shelby County Sports Authority Inc.,
Refunding RB, Memphis Arena Project, Series A:
5.25%, 11/01/27	1,135	1,153,671
5.38%, 11/01/28	1,000	1,016,020
		2,430,026
Texas — 8.2%
Harris County Health Facilities Development Corp.,
Refunding RB, Memorial Hermann Healthcare System,
Series B:
7.13%, 12/01/31	1,000	1,086,090
7.25%, 12/01/35	2,650	2,874,561
Harris County-Houston Sports Authority, Refunding RB, CAB,
Senior Lien, Series A (NPFGC), 6.18%, 11/15/38 (a)	5,000	466,400
Love Field Airport Modernization Corp., RB, Southwest
Airlines Co. Project, 5.25%, 11/01/40	3,800	3,309,230
Lower Colorado River Authority, Refunding RB (NPFGC) (c):
5.00%, 5/15/13	20	21,739
Series A, 5.00%, 5/15/13	5	5,435
Matagorda County Navigation District No. 1 Texas,
Refunding RB, Central Power & Light Co. Project,
Series A, 6.30%, 11/01/29	2,200	2,286,834
Texas Private Activity Bond Surface Transportation Corp.,
RB, Senior Lien, LBJ Infrastructure Group LLC,
LBJ Freeway Managed Lanes Project, 7.00%, 6/30/40	3,000	3,056,640
Texas State Turnpike Authority, RB (AMBAC):
CAB, 6.05%, 8/15/31 (a)	15,000	3,598,050
First Tier, Series A, 5.00%, 8/15/42	1,250	1,068,712
		17,773,691
Virginia — 0.5%
Henrico County EDA, RB, Bon Secours Health, Series B-1
(AGC), 4.50%, 11/01/42	1,285	1,086,892
Washington — 1.0%
Washington Health Care Facilities Authority, RB, MultiCare
Health System, Series B (AGC), 6.00%, 8/15/39	2,100	2,156,889
Wisconsin — 1.5%
Wisconsin Health & Educational Facilities Authority, RB,
Aurora Health Care, 6.40%, 4/15/33	3,220	3,251,073
Wyoming — 0.9%
County of Sweetwater Wyoming, Refunding RB, Idaho
Power Co. Project, 5.25%, 7/15/26	1,800	1,876,140
Total Municipal Bonds — 150.6%		327,668,593

Municipal Bonds Transferred to	Par
Tender Option Bond Trusts (i)	(000)	Value
Colorado — 2.3%
Colorado Health Facilities Authority, RB, Catholic Health,
Series C-7 (AGM), 5.00%, 9/01/36	$ 5,250	$ 4,940,828
Illinois — 1.5%
Chicago Housing Authority, Refunding RB (AGM),
5.00%, 7/01/24	3,194	3,256,954
Massachusetts — 1.4%
Massachusetts Water Resources Authority, Refunding RB,
General, Series A, 5.00%, 8/01/41	3,070	3,092,319
New York — 4.1%
New York City Municipal Water Finance Authority, RB:
Fiscal 2009, Series A, 5.75%, 6/15/40	690	740,142
Series FF-2, 5.50%, 6/15/40	810	844,192
New York City Municipal Water Finance Authority,
Refunding RB, Series A, 4.75%, 6/15/30	4,000	4,018,800
New York State Dormitory Authority, RB, New York
University, Series A, 5.00%, 7/01/38	3,359	3,319,428
		8,922,562
Ohio — 1.9%
County of Montgomery Ohio, RB, Catholic Health,
Series C-1 (AGM), 5.00%, 10/01/41	1,740	1,508,336
Ohio Higher Educational Facility Commission,
Refunding RB, Hospital, Cleveland Clinic Health,
Series A, 5.25%, 1/01/33	2,600	2,540,590
		4,048,926
Total Municipal Bonds Transferred to
Tender Option Bond Trusts — 11.2%		24,261,589
Total Long-Term Investments
(Cost — $364,507,011) — 161.8%		351,930,182
Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.23% (j)(k)	1,084,525	1,084,525
Total Short-Term Securities
(Cost — $1,084,525) — 0.5%		1,084,525
Total Investments (Cost — $365,591,536*) — 162.3%		353,014,707
Other Assets Less Liabilities — 1.7%		3,639,725
Liability for Trust Certificates, Including Interest
Expense and Fees Payable — (6.1)%		(13,148,136)
Preferred Shares, at Redemption Value — (57.9)%		(125,964,879)
Net Assets — 100.0%		$217,541,417

* The cost and unrealized appreciation (depreciation) of investments as of April 30,
2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$ 352,097,987
Gross unrealized appreciation	$ 10,011,126
Gross unrealized depreciation	(22,231,807)
Net unrealized depreciation	$ (12,220,681)

(a) Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(b) Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current yield as of report date.
(c) US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.

See Notes to Financial Statements.

ANNUAL REPORT APRIL 30, 2011 15

BlackRock Investment Quality Municipal Trust Inc. (BKN)
Schedule of Investments (concluded)

(d) When-issued security. Unsettled when-issued transactions were as follows:

		Unrealized
Counterparty	Value	Appreciation
RBC Capital Markets	$1,464,360	$ 13,425

(e) Security is collateralized by Municipal or US Treasury obligations.
(f) Issuer filed for bankruptcy and/or is in default of interest payments.
(g) Non-income producing security.
(h) Variable rate security. Rate shown is as of report date.
(i) Securities represent bonds transferred to a TOB in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.
(j) Investments in companies considered to be an affiliate of the Trust during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940,
as amended, were as follows:

	Shares Held at		Shares Held at
	April 30,	Net	April 30,
Affiliate	2010	Activity	2011	Income
FFI Institutional
Tax-Exempt Fund	7,659,95	(6,575,430)	1,084,525	$ 7,690

(k) Represents the current yield as of report date.

• Financial futures contracts sold as of April 30, 2011 were as follows:

			Notional Unrealized
Contracts Issue	Exchange	Expiration	Value Depreciation
121 30-Year U.S.	Chicago Board	June
Treasury Bonds	of Trade	2011	$14,415,895 $ (391,480)

• Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are summarized in three broad levels for financial statement purposes as follows:
• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities
• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
• Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the
Notes to Financial Statements.

The following tables summarize the inputs used as of April 30, 2011 in determining the fair valuation of the Trust’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Long-Term
Investments[1]	—	$351,930,182	—	$351,930,182
Short-Term
Securities	$ 1,084,525	—	—	1,084,525
Total	$ 1,084,525	$351,930,182	—	$353,014,707

1 See above Schedule of Investments for values in each state or political subdivision.

Derivative Financial Instruments[2]

Valuation Inputs	Level 1	Level 2	Level 3	Total
Liabilities:
Interest
rate
contracts	$ (391,480)	—	—	$ (391,480)

2 Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

16	ANNUAL REPORT	APRIL 30, 2011

BlackRock Long-Term Municipal Advantage Trust (BTA)
Schedule of Investments April 30, 2011
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Arizona — 2.5%
Pima County IDA, RB, Tucson Electric Power Co.,
Series A, 5.25%, 10/01/40	$ 1,345	$ 1,173,028
Salt River Project Agricultural Improvement & Power
District, RB, Series A, 5.00%, 1/01/38	665	670,586
Salt Verde Financial Corp., RB, Senior, 5.00%, 12/01/37	2,090	1,732,171
		3,575,785
Arkansas — 0.4%
County of Little River Arkansas, Refunding RB, Georgia-
Pacific Corp. Project, AMT, 5.60%, 10/01/26	550	505,472
California — 9.0%
California HFA, RB, AMT, Home Mortgage:
Series G, 5.50%, 8/01/42	2,135	2,117,899
Series K, 5.50%, 2/01/42	745	756,763
California Health Facilities Financing Authority,
Refunding RB:
Catholic Healthcare West, Series A, 6.00%, 7/01/39	680	683,856
St. Joseph Health System, Series A, 5.75%, 7/01/39	385	360,083
Sutter Health, Series B, 6.00%, 8/15/42	1,040	1,054,674
California State Public Works Board, RB, Various Capital
Projects, Sub-Series I-1, 6.38%, 11/01/34	400	413,236
California Statewide Communities Development Authority,
Refunding RB, Senior Living, Southern California:
6.25%, 11/15/19	1,000	1,047,000
6.63%, 11/15/24	540	565,078
Los Angeles Department of Airports, RB, Series A,
5.25%, 5/15/39	270	268,815
San Francisco City & County Public Utilities Commission,
RB, Series B, 5.00%, 11/01/39	3,225	3,186,364
State of California, GO, Various Purpose, 6.50%, 4/01/33	2,000	2,196,900
		12,650,668
Colorado — 1.2%
Colorado Health Facilities Authority, Refunding RB, Sisters
of Leavenworth, Series A, 5.00%, 1/01/40	755	689,647
North Range Metropolitan District No. 2, GO, Limited Tax,
5.50%, 12/15/37	1,200	950,184
		1,639,831
Delaware — 1.4%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian
River Project, 6.00%, 10/01/40	750	731,752
Delaware State EDA, RB, Exempt Facilities, Indian River
Power, 5.38%, 10/01/45	1,415	1,215,075
		1,946,827
District of Columbia — 8.6%
District of Columbia, RB, Methodist Home District
of Columbia, Series A:
7.38%, 1/01/30	550	539,286
7.50%, 1/01/39	910	889,143
District of Columbia Tobacco Settlement Financing Corp.,
Refunding RB, Asset-Backed:
6.25%, 5/15/24	4,845	4,628,815
6.50%, 5/15/33	5,700	5,569,413
Metropolitan Washington Airports Authority, RB, First Senior
Lien, Series A:
5.00%, 10/01/39	170	162,066
5.25%, 10/01/44	270	258,922
		12,047,645
Florida — 4.7%
County of Miami-Dade Florida, RB, Water & Sewer System,
5.00%, 10/01/34	1,950	1,910,376
County of Miami-Dade Florida, Refunding RB, Miami
International Airport, Series A-1, 5.38%, 10/01/41	400	379,200

	Par
Municipal Bonds	(000)	Value
Florida (concluded)
Mid-Bay Bridge Authority, RB, Series A, 7.25%, 10/01/40 $	745	$ 741,886
Sarasota County Health Facilities Authority, Refunding RB,
Village on the Isle Project, 5.50%, 1/01/32	495	414,454
Sumter Landing Community Development District Florida,
RB, Sub-Series B, 5.70%, 10/01/38	1,395	1,060,339
Tolomato Community Development District, Special
Assessment Bonds, Special Assessment,
6.65%, 5/01/40	1,750	1,164,765
Watergrass Community Development District, Special
Assessment Bonds, Series A, 5.38%, 5/01/39	1,850	907,166
		6,578,186
Georgia — 0.5%
DeKalb County Hospital Authority Georgia, RB, DeKalb
Medical Center Inc. Project, 6.13%, 9/01/40	500	452,615
DeKalb Private Hospital Authority, Refunding RB, Children’s
Healthcare, 5.25%, 11/15/39	285	275,586
		728,201
Guam — 0.3%
Territory of Guam, GO, Series A:
6.00%, 11/15/19	200	200,126
6.75%, 11/15/29	295	294,153
		494,279
Illinois — 3.1%
Illinois Finance Authority, RB, Advocate Health Care,
Series C, 5.38%, 4/01/44	1,845	1,732,861
Illinois Finance Authority, Refunding RB, Central DuPage
Health, Series B, 5.50%, 11/01/39	550	522,720
Metropolitan Pier & Exposition Authority, Refunding RB,
McCormick Place Expansion Project, (AGM):
Series B, 5.00%, 6/15/50	1,095	955,486
Series B-2, 5.00%, 6/15/50	870	741,579
Railsplitter Tobacco Settlement Authority, RB,
5.50%, 6/01/23	180	173,678
State of Illinois, RB, Build Illinois, Series B,
5.25%, 6/15/34	215	208,000
		4,334,324
Indiana — 2.8%
Delaware County Hospital Authority Indiana, RB, Cardinal
Health System Obligation Group, 5.25%, 8/01/36	2,000	1,698,180
Indiana Finance Authority, RB, Sisters of St. Francis Health,
5.25%, 11/01/39	290	267,511
Indiana Finance Authority, Refunding RB:
Ascension Health Senior Credit, Series B-5,
5.00%, 11/15/36	500	457,585
Parkview Health System, Series A, 5.75%, 5/01/31	1,100	1,106,996
Indiana Municipal Power Agency, RB, Series B,
6.00%, 1/01/39	350	358,820
		3,889,092
Kentucky — 0.2%
Kentucky Economic Development Finance Authority,
Refunding RB, Owensboro Medical Health System,
Series A, 6.38%, 6/01/40	350	332,073
Louisiana — 2.3%
Louisiana Local Government Environmental Facilities
& Community Development Authority, RB, Westlake
Chemical Corp.:
Projects, 6.75%, 11/01/32	2,000	2,037,400
Series A-1, 6.50%, 11/01/35	1,135	1,139,381
		3,176,781

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2011	17

BlackRock Long-Term Municipal Advantage Trust (BTA)
Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Maryland — 1.3%
Maryland EDC, RB, Transportation Facilities Project,
Series A, 5.75%, 6/01/35	$ 970	$ 887,259
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc.,
5.75%, 9/01/25	500	478,415
Maryland Health & Higher Educational Facilities Authority,
Refunding RB, University of Maryland Medical System,
5.00%, 7/01/34	490	444,979
		1,810,653
Massachusetts — 0.4%
Massachusetts Health & Educational Facilities Authority,
Refunding RB, Partners Healthcare, Series J1,
5.00%, 7/01/39	615	575,339
Michigan — 2.6%
City of Detroit Michigan, RB, Senior Lien, Series B (AGM),
7.50%, 7/01/33	560	653,335
Garden City Hospital Finance Authority Michigan,
Refunding RB, Garden City Hospital Obligation, Series A,
5.00%, 8/15/38	1,540	961,006
Kalamazoo Hospital Finance Authority, Refunding RB,
Bronson Methodist Hospital, 5.50%, 5/15/36	475	452,077
Royal Oak Hospital Finance Authority Michigan,
Refunding RB, William Beaumont Hospital,
8.25%, 9/01/39	1,400	1,587,278
		3,653,696
Montana — 0.4%
Two Rivers Authority, RB, Senior Lien (b)(c):
7.25%, 11/01/21	1,500	231,450
7.38%, 11/01/27	2,600	399,100
		630,550
New Jersey — 0.4%
New Jersey EDA, RB, Continental Airlines Inc. Project, AMT,
6.63%, 9/15/12	500	503,830
New York — 5.2%
Metropolitan Transportation Authority, Refunding RB,
Transportation, Series D, 5.25%, 11/15/40	410	401,550
New York City Industrial Development Agency, RB,
American Airlines Inc., JFK International Airport, AMT,
7.63%, 8/01/25 (d)	4,000	4,036,440
New York Liberty Development Corp., Refunding RB,
Second Priority, Bank of America Tower at One Bryant
Park Project, 6.38%, 7/15/49	420	420,395
New York State Dormitory Authority, RB, New York
University, Series A, 5.25%, 7/01/48	2,000	2,005,180
Port Authority of New York & New Jersey, RB,
JFK International Air Terminal, 6.00%, 12/01/42	430	410,908
		7,274,473
North Carolina — 0.3%
North Carolina Medical Care Commission, RB, Duke
University Health System, Series A, 5.00%, 6/01/42	480	456,749
Ohio — 0.7%
State of Ohio, RB, Ford Motor Co. Project, AMT,
5.75%, 4/01/35	1,000	920,770
Pennsylvania — 0.8%
Allegheny County Hospital Development Authority,
Refunding RB, Health System, West Penn, Series A,
5.38%, 11/15/40	1,500	1,114,815
Puerto Rico — 1.4%
Puerto Rico Sales Tax Financing Corp., RB, First
Sub-Series A, 6.50%, 8/01/44	1,705	1,778,826
Puerto Rico Sales Tax Financing Corp., Refunding RB, CAB,
First Sub-Series C, 6.52%, 8/01/38 (e)	1,490	229,043
		2,007,869

	Par
Municipal Bonds	(000)	Value
South Carolina — 1.9%
South Carolina Jobs-EDA, Refunding RB:
First Mortgage, Lutheran Homes, 5.50%, 5/01/28	$ 600	$ 486,234
First Mortgage, Lutheran Homes, 5.63%, 5/01/42	1,000	768,240
Palmetto Health, 5.50%, 8/01/26	480	453,163
Senior Lien, Burroughs & Chapin, Series A (Radian),
4.70%, 4/01/35	1,340	1,000,029
		2,707,666
Texas — 7.2%
Brazos River Authority, RB, TXU Electric, Series A, AMT,
8.25%, 10/01/30	1,500	645,660
City of Dallas Texas, Refunding RB, 5.00%, 10/01/35	525	544,141
City of Houston Texas, RB, Senior Lien, Series A,
5.50%, 7/01/39	250	253,228
HFDC of Central Texas Inc., RB, Village at Gleannloch
Farms, Series A, 5.50%, 2/15/27	1,150	898,897
Matagorda County Navigation District No. 1 Texas,
Refunding RB, Central Power & Light Co. Project,
Series A, 6.30%, 11/01/29	700	727,629
North Texas Tollway Authority, RB, Toll, Second Tier, Series F,
6.13%, 1/01/31	2,290	2,339,556
Sabine River Authority Texas, Refunding RB, TXU Electric
Co. Project, Series B, Mandatory Put Bonds, AMT,
5.75%, 5/01/30 (d)	1,000	979,360
Tarrant County Cultural Education Facilities Finance Corp.,
RB, Scott & White Healthcare, 6.00%, 8/15/45	1,390	1,415,604
Texas Private Activity Bond Surface Transportation Corp.,
RB, Senior Lien:
LBJ Infrastructure Group LLC, LBJ Freeway Managed
Lanes Project, 7.00%, 6/30/40	1,000	1,018,880
NTE Mobility Partners LLC, North Tarrant Express
Managed Lanes Project, 6.88%, 12/31/39	1,315	1,349,058
		10,172,013
Utah — 0.6%
City of Riverton Utah, RB, IHC Health Services Inc.,
5.00%, 8/15/41	955	884,884
Vermont — 1.7%
Vermont HFA, RB, Series 27, AMT (AGM),
4.90%, 5/01/38 (d)	2,765	2,360,785
Virginia — 3.0%
Fairfax County EDA, Refunding RB, Goodwin House Inc.,
5.13%, 10/01/42	850	714,000
Peninsula Ports Authority, Refunding RB, Virginia Baptist
Homes, Series C, 5.38%, 12/01/26	2,600	1,682,382
Reynolds Crossing Community Development Authority,
Special Assessment Bonds, Reynolds Crossing Project,
5.10%, 3/01/21	993	915,010
Virginia HDA, RB, Rental Housing, Series F,
5.00%, 4/01/45	1,000	952,950
		4,264,342
Washington — 0.5%
Washington Health Care Facilities Authority, RB, Swedish
Health Services, Series A, 6.75%, 11/15/41	660	684,314
Wisconsin — 1.9%
Wisconsin Health & Educational Facilities Authority, RB,
Ascension Health Credit Group, Series A,
5.00%, 11/15/31	2,835	2,691,833
Wyoming — 0.1%
Wyoming Municipal Power Agency, RB, Series A,
5.00%, 1/01/42	100	96,943
Total Municipal Bonds — 67.4%		94,710,688

See Notes to Financial Statements.

18	ANNUAL REPORT	APRIL 30, 2011

BlackRock Long-Term Municipal Advantage Trust (BTA)
Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

Municipal Bonds Transferred to	Par
Tender Option Bond Trusts (f)	(000)	Value
California — 12.9%
Bay Area Toll Authority, Refunding RB, San Francisco
Bay Area, Series F-1, 5.63%, 4/01/44	$ 1,090	$ 1,125,619
California Educational Facilities Authority, RB, University
of Southern California, Series B, 5.25%, 10/01/39	840	861,756
Los Angeles Department of Airports, Refunding RB,
Senior, Los Angeles International Airport, Series A,
5.00%, 5/15/40	2,050	1,965,171
San Diego Community College District California, GO,
Election of 2002, 5.25%, 8/01/33	553	562,589
University of California, RB, Series B (NPFGC),
4.75%, 5/15/38	15,000	13,680,900
		18,196,035
Colorado — 0.5%
Colorado Health Facilities Authority, Refunding RB,
Catholic Health, Series A, 5.50%, 7/01/34	740	740,706
Illinois — 9.9%
City of Chicago Illinois, Custodial Receipts, Series 1284,
5.00%, 1/01/33 (a)	15,000	13,877,250
Indiana — 8.5%
Carmel Redevelopment Authority, RB, Performing
Arts Center:
4.75%, 2/01/33	5,365	5,307,219
5.00%, 2/01/33	6,580	6,601,582
		11,908,801
Massachusetts — 8.4%
Massachusetts HFA, Refunding HRB, Series D, AMT,
5.45%, 6/01/37	11,855	11,753,284
Nebraska — 3.4%
Omaha Public Power District, RB, System, Sub-Series B
(NPFGC), 4.75%, 2/01/36	5,000	4,795,850
New Hampshire — 0.5%
New Hampshire Health & Education Facilities Authority,
Refunding RB, Dartmouth College, 5.25%, 6/01/39	660	683,384
New York — 15.8%
New York City Municipal Water Finance Authority,
Water & Sewer, RB, Series FF-2, 5.50%, 6/15/40	495	515,895
New York City Municipal Water Finance Authority,
Water & Sewer, Refunding RB, Series D, 5.00%, 6/15/39	7,500	7,516,200
New York State Dormitory Authority, ERB:
Series B, 5.75%, 3/15/36	11,250	12,150,225
Series F, 5.00%, 3/15/35	1,995	1,997,505
		22,179,825
North Carolina —10.8%
University of North Carolina at Chapel Hill, Refunding RB,
General, Series A, 4.75%, 12/01/34	15,170	15,206,560
Ohio — 5.0%
County of Allen Ohio, Refunding RB, Catholic Healthcare,
Series A, 5.25%, 6/01/38	2,650	2,372,386
State of Ohio, Refunding RB, Cleveland Clinic Health,
Series A, 5.50%, 1/01/39	4,630	4,590,599
		6,962,985
South Carolina — 2.0%
South Carolina State Housing Finance & Development
Authority, Refunding RB, Series B-1, 5.55%, 7/01/39	2,829	2,861,705
Texas — 8.1%
County of Harris Texas, RB, Senior Lien, Toll Road, Series A,
5.00%, 8/15/38	2,130	2,123,546
New Caney ISD, GO, School Building (PSF-GTD),
5.00%, 2/15/35	9,150	9,309,210
		11,432,756

Municipal Bonds Transferred to	Par
Tender Option Bond Trusts (f)	(000)	Value
Virginia — 0.7%
Virginia Small Business Financing Authority, Refunding RB,
Sentara Healthcare, 5.00%, 11/01/40	$ 1,000	$ 970,301
Wisconsin — 1.3%
Wisconsin Health & Educational Facilities Authority,
Refunding RB, Froedtert & Community Health Inc.,
5.25%, 4/01/39	1,990	1,821,106
Total Municipal Bonds Transferred to
Tender Option Bond Trusts — 87.8%		123,390,548
Total Long-Term Investments
(Cost — $234,446,724) — 155.2%		218,101,236
Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.23% (g)(h)	1,227,518	1,227,518
	Par
	(000)
Michigan Finance Authority, RB, SAN, Detroit Schools,
Series A-1, 6.45%, 2/20/12	$ 1,085	1,091,803
Total Short-Term Securities
(Cost — $2,312,518) — 1.7%		2,319,321
Total Investments (Cost — $236,759,242*) — 156.9%		220,420,557
Other Assets Less Liabilities — 5.5%		7,831,514
Liability for Trust Certificates, Including Interest
Expense and Fees Payable — (62.4)%		(87,741,649)
Net Assets — 100.0%		$140,510,422

* The cost and unrealized appreciation (depreciation) of investments as of April 30,
2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$149,318,427
Gross unrealized appreciation	$ 1,752,421
Gross unrealized depreciation	(18,111,856)
Net unrealized depreciation	$ (16,359,435)

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration to qualified institutional investors.
(b) Issuer filed for bankruptcy and/or is in default of interest payments.
(c) Non-income producing security.
(d) Variable rate security. Rate shown is as of report date.
(e) Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(f) Securities represent bonds transferred to a TOB trust in exchange for which the
Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.
(g) Investments in companies considered to be an affiliate of the Trust during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as
amended, were as follows:

	Shares Held at	Net	Shares Held at
Affiliate	April 30, 2010	Activity	April 30, 2011	Income
FFI Institutional
Tax-Exempt Fund	1,118,809	108,709	1,227,518	$ 1,784

(h) Represents the current yield as of report date.

• Financial futures contracts sold as of April 30, 2011 were as follows:

			Notional Unrealized
Contracts Issue	Exchange	Expiration	Value Depreciation
105 10-Year U.S.	Chicago Board	June
Treasury Note	of Trade	2011	$12,443,941 $ (275,825)

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2011	19

BlackRock Long-Term Municipal Advantage Trust (BTA)
Schedule of Investments (concluded)

• Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are summarized in three broad levels for financial statement purposes as follows:
• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities
• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
• Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments other significant accounting policies, please refer to Note 1 of the
Notes to Financial Statements.

The following tables summarize the inputs used as of April 30, 2011 in determining the fair valuation of the Trust’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Long-Term
Investments[1]	—	$218,101,236	—	$218,101,236
Short-Term
Securities	$ 1,227,518 1,091,803		—	2,319,321
Total	$ 1,227,518 $219,193,039		—	$220,420,557

1 See above Schedule of Investments for values in each state or political subdivision.

Derivative Financial Instruments[2]

Valuation Inputs	Level 1	Level 2	Level 3	Total
Liabilities:
Interest
rate
contracts	$ (275,825)	—	—	$ (275,825)

2 Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

20	ANNUAL REPORT	APRIL 30, 2011

BlackRock Municipal 2020 Term Trust (BKK)
Schedule of Investments April 30, 2011
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Alabama — 0.4%
Courtland IDB Alabama, Refunding RB, International
Paper Co. Projects, Series A, 4.75%, 5/01/17	$ 1,165	$ 1,164,091
Arizona — 3.8%
Phoenix Civic Improvement Corp., RB, Junior Lien, Series A:
5.00%, 7/01/20	1,300	1,394,276
5.00%, 7/01/21	5,585	6,266,370
Pima County IDA, Refunding RB, Tucson Electric Power Co.,
San Juan, Series A, 4.95%, 10/01/20	1,015	977,151
Salt Verde Financial Corp., RB, Senior:
5.00%, 12/01/18	1,500	1,536,270
5.25%, 12/01/20	1,000	1,005,560
		11,179,627
California — 21.9%
California Health Facilities Financing Authority,
Refunding RB, Sutter Health, Series B, 5.00%, 8/15/22	815	845,180
California State Department of Water Resources,
Refunding RB, Series L, 5.00%, 5/01/20	10,000	11,393,700
California Statewide Communities Development Authority,
RB, John Muir Health, Series A, 5.00%, 8/15/22	5,000	5,021,100
Foothill Eastern Transportation Corridor Agency California,
Refunding RB, CAB (a):
5.95%, 1/15/21	12,500	5,954,000
5.87%, 1/15/22	10,000	4,298,500
Golden State Tobacco Securitization Corp. California, RB (b):
ARS, Asset-Backed, Series A-3, 7.88%, 6/01/13	975	1,116,463
ARS, Asset-Backed, Series A-5, 7.88%, 6/01/13	1,470	1,683,282
Series 2003-A-1, 6.63%, 6/01/13	3,000	3,360,120
Series 2003-A-1, 6.75%, 6/01/13	12,010	13,482,666
Los Angeles Unified School District California, GO, Series I,
5.00%, 7/01/20	3,750	4,134,000
Riverside County Asset Leasing Corp. California,
RB, Riverside County Hospital Project (NPFGC),
5.76%, 6/01/25 (a)	6,865	2,524,535
San Manuel Entertainment Authority, Series 04-C,
4.50%, 12/01/16 (c)	4,000	3,959,080
State of California, GO, Various Purpose, 5.00%, 11/01/22	7,050	7,167,312
		64,939,938
Colorado — 1.7%
E-470 Public Highway Authority Colorado, RB, CAB, Senior
Series B (NPFGC), 5.53%, 9/01/22 (a)	4,500	2,095,110
Park Creek Metropolitan District Colorado, Refunding RB,
Senior, Limited Tax, Property Tax, 5.25%, 12/01/25	3,000	2,813,610
		4,908,720
District of Columbia — 5.5%
District of Columbia, Refunding RB:
Friendship Public Charter School Inc. (ACA),
5.75%, 6/01/18	2,680	2,611,499
Friendship Public Charter School Inc. (ACA),
5.00%, 6/01/23	3,320	2,793,714
Howard University, Series A, 5.25%, 10/01/20	1,535	1,581,756
District of Columbia Tobacco Settlement Financing Corp.,
Refunding RB, Asset-Backed, 6.50%, 5/15/33	4,215	4,118,434
Metropolitan Washington Airports Authority, Refunding RB,
Series C-2, AMT (AGM), 5.00%, 10/01/24	5,000	5,065,650
		16,171,053
Florida — 7.8%
Bellalago Educational Facilities Benefit District, Special
Assessment Bonds, Series A, 5.85%, 5/01/22	3,715	3,380,279
Broward County School Board Florida, COP, Series A
(AGM), 5.25%, 7/01/22	1,250	1,309,575
City of Jacksonville Florida, RB, Better Jacksonville,
5.00%, 10/01/22	5,160	5,613,770

	Par
Municipal Bonds	(000)	Value
Florida (concluded)
Habitat Community Development District, Special
Assessment Bonds, 5.80%, 5/01/25	$ 1,910	$ 1,745,645
Miami Beach Health Facilities Authority, RB, Mount Sinai
Medical Center of Florida, 6.75%, 11/15/21	2,325	2,370,942
Middle Village Community Development District, Special
Assessment Bonds, Series A, 5.80%, 5/01/22	3,525	3,291,116
Pine Island Community Development District, RB,
5.30%, 11/01/10 (d)(e)	250	199,825
Stevens Plantation Community Development District,
Special Assessment Bonds, Series B, 6.38%, 5/01/13	3,530	3,129,522
Village Community Development District No. 5 Florida,
Special Assessment Bonds, Series A, 6.00%, 5/01/22	2,185	2,141,977
		23,182,651
Georgia — 0.8%
Richmond County Development Authority, RB, Environment,
Series A, AMT, 5.75%, 11/01/27	2,350	2,309,486
Illinois — 16.2%
City of Chicago Illinois, RB, General Airport, Third Lien,
Series A (AMBAC):
5.00%, 1/01/21	5,000	5,195,750
5.00%, 1/01/22	7,000	7,210,980
Illinois Finance Authority, RB:
Depaul University, Series C, 5.25%, 10/01/24	5,000	5,066,900
MJH Education Assistance IV LLC, Sub-Series A,
5.50%, 6/01/19 (d)(e)	3,250	1,782,430
MJH Education Assistance IV LLC, Sub-Series B,
5.00%, 6/01/24 (d)(e)	1,075	288,573
Northwestern University, 5.00%, 12/01/21	4,800	5,153,376
Illinois State Toll Highway Authority, RB, Senior Priority,
Series A (AGM), 5.00%, 1/01/19	2,250	2,363,783
Lake Cook-Dane & McHenry Counties Community Unit
School District 220 Illinois, GO, Refunding (AGM),
5.25%, 12/01/20	1,000	1,177,320
Metropolitan Pier & Exposition Authority Illinois,
Refunding RB, CAB, McCormick, Series A (NPFGC),
5.44%, 6/15/22 (a)	13,455	7,423,796
Railsplitter Tobacco Settlement Authority, RB,
5.25%, 6/01/20	10,000	10,042,500
State of Illinois, RB, Build Illinois, Series B,
5.00%, 6/15/20	2,000	2,127,520
		47,832,928
Indiana — 4.9%
City of Vincennes Indiana, Refunding RB, Southwest
Indiana Regional Youth Village, 6.25%, 1/01/24	4,220	3,590,123
Indianapolis Airport Authority, Refunding RB, Special
Facilities, FedEx Corp. Project, AMT, 5.10%, 1/15/17	10,000	10,810,500
		14,400,623
Kansas — 2.2%
Kansas Development Finance Authority, Refunding RB,
Adventist Health, 5.25%, 11/15/20	2,500	2,758,500
Wyandotte County-Kansas City Unified Government,
RB, Kansas International Speedway (NPFGC),
5.20%, 12/01/20 (a)	6,440	3,840,816
		6,599,316
Kentucky — 0.7%
Kentucky Housing Corp., RB, Series C, AMT,
4.63%, 7/01/22	2,000	1,995,560
Louisiana — 0.7%
Parish of DeSoto Louisiana, RB, Series A, AMT,
5.85%, 11/01/27	2,000	1,986,400

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2011	21

BlackRock Municipal 2020 Term Trust (BKK)
Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Maryland — 3.0%
Maryland EDC, RB, Transportation Facilities Project,
Series A, 5.13%, 6/01/20	$ 1,250	$ 1,201,300
Maryland Health & Higher Educational Facilities Authority,
Refunding RB:
Charlestown Community, 5.50%, 1/01/21	1,335	1,369,122
MedStar Health, 5.38%, 8/15/24	5,500	5,539,765
University of Maryland Medical System,
5.00%, 7/01/19	670	705,765
		8,815,952
Massachusetts — 1.6%
Massachusetts Development Finance Agency, RB,
Waste Management Inc. Project, AMT, 5.45%, 6/01/14	4,500	4,732,425
Massachusetts State Water Pollution Abatement,
Refunding RB, MWRA Program, Sub-Series A,
6.00%, 8/01/23	140	140,498
		4,872,923
Michigan — 2.2%
Kalamazoo Hospital Finance Authority, Refunding RB,
Bronson Methodist Hospital, 5.00%, 5/15/20	1,790	1,880,574
Michigan State Hospital Finance Authority, Refunding RB,
Hospital, Sparrow Obligated, 4.50%, 11/15/26	1,500	1,306,305
State of Michigan, Refunding RB:
5.00%, 11/01/20	1,000	1,106,270
5.00%, 11/01/21	2,000	2,191,600
		6,484,749
Minnesota — 0.4%
Minnesota Higher Education Facilities Authority, RB,
University of St. Thomas, Series 5-Y, 5.00%, 10/01/24	1,250	1,279,800
Mississippi — 1.0%
County of Warren Mississippi, RB, Series A, AMT,
5.85%, 11/01/27	3,000	2,979,600
Missouri — 3.7%
Missouri Development Finance Board, RB, Branson
Landing Project, Series A, 5.50%, 12/01/24	5,000	5,119,300
Missouri State Health & Educational Facilities Authority,
Refunding RB, BJC Health System, Series A,
5.00%, 5/15/20	5,500	5,741,010
		10,860,310
Multi-State — 6.2%
Centerline Equity Issuer Trust (c)(f):
5.75%, 5/15/15	1,000	1,053,130
6.00%, 5/15/15	4,000	4,200,240
6.00%, 5/15/19	2,500	2,616,875
6.30%, 5/15/19	2,500	2,627,125
MuniMae TE Bond Subsidiary LLC (c)(f)(g):
5.40%	5,000	3,399,950
5.80%	5,000	3,399,950
Series D, 5.90%	2,000	1,119,660
		18,416,930
Nevada — 2.1%
City of Henderson Nevada, Special Assessment Bonds,
District No. T-18, 5.15%, 9/01/21	1,760	973,157
County of Clark Nevada, Refunding RB, Alexander Dawson
School Nevada Project, 5.00%, 5/15/20	5,000	5,180,050
		6,153,207
New Hampshire — 4.9%
New Hampshire Business Finance Authority, Refunding RB,
Public Service Co. of New Hampshire Project, Series B,
AMT (NPFGC), 4.75%, 5/01/21	10,000	9,851,400
New Hampshire Health & Education Facilities Authority,
Refunding RB, Elliot Hospital, Series B, 5.60%, 10/01/22	4,500	4,564,890
		14,416,290

	Par
Municipal Bonds	(000)	Value
New Jersey — 12.6%
Middlesex County Improvement Authority, RB, Street
Student Housing Project, Series A, 5.00%, 8/15/23	$ 1,000	$ 999,930
New Jersey EDA, RB:
Cigarette Tax, 5.50%, 6/15/24	10,000	9,300,300
Continental Airlines Inc. Project, AMT,
7.00%, 11/15/30 (h)	5,000	4,872,750
Continental Airlines Inc. Project, AMT,
9.00%, 6/01/33 (h)	1,500	1,558,440
Kapkowski Road Landfill Project, Series 1998B, AMT,
6.50%, 4/01/31	7,500	7,124,400
New Jersey EDA, Refunding RB:
First Mortgage, Winchester, Series A, 4.80%, 11/01/13	765	787,529
School Facilities, Series GG, 5.00%, 9/01/22	2,000	2,078,680
New Jersey Educational Facilities Authority, Refunding RB,
University of Medicine & Dentistry, Series B,
6.25%, 12/01/18	2,500	2,768,850
New Jersey Health Care Facilities Financing Authority,
Refunding RB:
AtlantiCare Regional Medical Center, 5.00%, 7/01/20	2,110	2,214,276
Capital Health System Obligation Group, Series A,
5.75%, 7/01/13 (b)	4,000	4,391,720
Newark Housing Authority, RB, South Ward Police Facility
(AGC), 5.00%, 12/01/21	1,250	1,328,475
		37,425,350
New York — 8.8%
New York City Industrial Development Agency, RB,
American Airlines Inc., JFK International Airport, AMT (h):
7.63%, 8/01/25	5,635	5,686,335
7.75%, 8/01/31	5,000	5,050,050
New York State Energy Research & Development Authority,
Refunding RB, Brooklyn Union Gas/Keyspan, Series A,
AMT (FGIC), 4.70%, 2/01/24	8,500	8,536,805
Port Authority of New York & New Jersey, RB,
JFK International Air Terminal, 5.00%, 12/01/20	1,525	1,487,973
Tobacco Settlement Financing Corp. New York, RB,
Asset-Backed, Series B-1C, 5.50%, 6/01/20	5,000	5,318,250
		26,079,413
North Carolina — 2.4%
North Carolina Eastern Municipal Power Agency,
Refunding RB, Series B, 5.00%, 1/01/21	1,550	1,645,139
North Carolina Municipal Power Agency No. 1,
Refunding RB, Series B, 5.00%, 1/01/20	5,000	5,592,300
		7,237,439
Ohio — 6.7%
American Municipal Power-Ohio Inc., RB, Prairie State
Energy Campus Project, Series A, 5.25%, 2/15/23	5,000	5,246,650
County of Cuyahoga Ohio, Refunding RB, Series A:
6.00%, 1/01/19	3,000	3,214,920
6.00%, 1/01/20	10,000	10,673,800
Pinnacle Community Infrastructure Financing Authority, RB,
Facilities, Series A, 6.00%, 12/01/22	916	786,624
		19,921,994
Oklahoma — 1.2%
Tulsa Airports Improvement Trust, RB, Series A, Mandatory
Put Bonds, AMT, 7.75%, 6/01/35 (h)	3,350	3,442,594
Pennsylvania — 7.3%
Lancaster County Hospital Authority, RB, General Hospital
Project, 5.75%, 9/15/13 (b)	7,500	8,332,500
Montgomery County IDA Pennsylvania, MRB, Whitemarsh
Continuing Care, 6.00%, 2/01/21	1,275	1,138,473
Pennsylvania Higher Educational Facilities Authority, RB,
LaSalle University, 5.50%, 5/01/26	6,680	6,724,021

See Notes to Financial Statements.

22	ANNUAL REPORT	APRIL 30, 2011

BlackRock Municipal 2020 Term Trust (BKK)
Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Pennsylvania (concluded)
Pennsylvania Turnpike Commission, RB, Sub-Series A
(AGC), 5.00%, 6/01/22	$ 1,000	$ 1,060,900
Pennsylvania Turnpike Commission, Refunding RB, Series A,
5.00%, 12/01/20	4,000	4,460,560
		21,716,454
Puerto Rico — 4.5%
Commonwealth of Puerto Rico, GO, Public Improvement,
Series B, 5.25%, 7/01/17	3,300	3,450,810
Puerto Rico Electric Power Authority, RB, Series NN,
5.13%, 7/01/13 (b)	9,000	9,848,790
		13,299,600
South Carolina — 0.7%
South Carolina State Ports Authority, RB, 5.00%, 7/01/20	2,000	2,164,160
Texas — 7.5%
Central Texas Regional Mobility Authority, RB, Senior Lien:
5.75%, 1/01/19	800	843,512
5.75%, 1/01/20	1,140	1,182,419
City of Dallas Texas, Refunding RB (AGC), 5.00%, 8/15/21	2,500	2,638,175
North Texas Tollway Authority, RB, Series C:
5.25%, 1/01/20	1,000	1,072,270
5.38%, 1/01/21	5,000	5,371,450
Port Corpus Christi Industrial Development Corp. Texas,
Refunding RB, Valero, Series C, 5.40%, 4/01/18	2,985	2,966,016
Texas State Turnpike Authority, RB, CAB, First Tier, Series A
(AMBAC) (a):
5.39%, 8/15/21	7,990	4,488,063
5.54%, 8/15/24	8,450	3,634,007
		22,195,912
U.S. Virgin Islands — 0.5%
Virgin Islands Public Finance Authority, RB, Senior Lien,
Matching Fund Loan Note, Series A, 5.25%, 10/01/17	1,000	1,054,860
Virgin Islands Public Finance Authority, Refunding RB,
Senior Secured, Hovensa Coker Project, AMT,
6.50%, 7/01/21	500	483,335
		1,538,195
Virginia — 7.9%
Celebrate North Community Development Authority,
Special Assessment Bonds, Celebrate Virginia North
Project, Series B, 6.60%, 3/01/25	4,778	3,589,568
Charles City County EDA, RB, Waste Management Inc.
Project, Mandatory Put Bonds, AMT, 5.13%, 8/01/27 (h)	10,000	10,481,600
Mecklenburg County IDA Virginia, Refunding RB, Exempt
Facility, UAE LP Project, AMT, 6.50%, 10/15/17	7,500	7,449,150
Russell County IDA, Refunding RB, Appalachian Power,
Series K, 4.63%, 11/01/21	2,000	2,023,040
		23,543,358
Wisconsin — 3.0%
State of Wisconsin, Refunding RB, Series A,
5.25%, 5/01/20	1,000	1,141,800
Wisconsin Health & Educational Facilities Authority,
Refunding RB:
Froedtert & Community Health Inc., 5.00%, 4/01/20	1,515	1,616,944
Wheaton Franciscan Services, Series A,
5.50%, 8/15/17	2,880	2,916,403
Wheaton Franciscan Services, Series A,
5.50%, 8/15/18	3,190	3,217,785
		8,892,932
Total Municipal Bonds — 154.8%		458,407,555

Municipal Bonds Transferred to	Par
Tender Option Bond Trusts (i)	(000)	Value
Illinois — 1.8%
City of Chicago Illinois, Refunding RB, Second Lien
(AGM), 5.00%, 11/01/20	$ 5,000	$ 5,319,100
Total Municipal Bonds Transferred to
Tender Option Bond Trusts — 1.8%		5,319,100
Total Long-Term Investments
(Cost — $468,058,321 — 156.6%		463,726,655
Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.23% (j)(k)	3,220,721	3,220,721
Total Short-Term Securities
(Cost — $3,220,721) — 1.1%		3,220,721
Total Investments (Cost — $471,279,042*) — 157.7%		466,947,376
Other Assets Less Liabilities — 2.3%		6,751,315
Liability for Trust Certificates, Including Interest
Expense and Fees Payable — (1.3)%		(3,756,044)
Preferred Shares, at Redemption Value — (58.7)%		(173,860,783)
Net Assets Applicable to Common Shares — 100.0%		$296,081,864

* The cost and unrealized appreciation (depreciation) of investments as of April 30,
2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$466,977,664
Gross unrealized appreciation	$ 13,335,109
Gross unrealized depreciation	(17,115,397)
Net unrealized depreciation	$ (3,780,288)

(a) Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(b) US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration to qualified institutional investors.
(d) Issuer filed for bankruptcy and/or is in default of interest payments.
(e) Non-income producing security.
(f) Security represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local governments, or their respective agencies or authorities. The security is subject to remarketing prior to its stated maturity.
(g) Security is perpetual in nature and has no stated maturity date.
(h) Variable rate security. Rate shown is as of report date.
(i) Securities represent bonds transferred to a TOB in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.
(j) Investments in companies considered to be an affiliate of the Trust during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940,
as amended, were as follows:

	Shares Held at		Shares Held at
	April 30,	Net	April 30,
Affiliate	2010	Activity	2011	Income
FFI Institutional
Tax-Exempt Fund	1,901,695	1,319,026	3,220,721	$11,232

(k) Represents the current yield as of report date.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2011	23

BlackRock Municipal 2020 Term Trust (BKK)
Schedule of Investments (concluded)

• Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs are summarized in three broad levels for financial statement purposes as follows:
• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities
• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
• Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Trust’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of April 30, 2011 in determining the fair valuation of the Trust’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Long-Term
Investments[1]	—	$463,726,655	—	$463,726,655
Short-Term
Securities	$ 3,220,721	—	—	3,220,721
Total	$ 3,220,721	$463,726,655	—	$466,947,376

1 See above Schedule of Investments for values in each state or political subdivision.

See Notes to Financial Statements.

24	ANNUAL REPORT	APRIL 30, 2011

BlackRock Municipal Income Trust (BFK)
Schedule of Investments April 30, 2011
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Alabama — 0.7%
Alabama State Docks Department, Refunding RB,
6.00%, 10/01/40	$ 4,080	$ 4,062,987
Arizona — 3.8%
Salt River Project Agricultural Improvement & Power
District, RB, Series A, 5.00%, 1/01/38	3,860	3,892,424
Salt Verde Financial Corp., RB, Senior:
5.00%, 12/01/32	10,030	8,639,742
5.00%, 12/01/37	9,460	7,840,353
		20,372,519
Arkansas — 0.6%
County of Little River Arkansas, Refunding RB, Georgia-
Pacific Corp. Project, AMT, 5.60%, 10/01/26	3,255	2,991,475
California — 27.2%
Bay Area Toll Authority, Refunding RB, San Francisco
Bay Area, Series F-1, 5.63%, 4/01/44	4,445	4,589,463
California County Tobacco Securitization Agency, RB, CAB,
Stanislaus, Sub-Series C, 6.30%, 6/01/55 (a)	17,855	130,163
California Health Facilities Financing Authority,
Refunding RB, Sutter Health, Series B, 6.00%, 8/15/42	6,230	6,317,905
California HFA, RB, Home Mortgage, Series G, AMT,
5.50%, 8/01/42	5,925	5,877,541
California State Public Works Board, RB, Various Capital
Projects, Sub-Series I-1, 6.38%, 11/01/34	2,315	2,391,603
California Statewide Communities Development Authority,
RB, Health Facility, Memorial Health Services, Series A,
5.50%, 10/01/33	5,000	4,911,300
City of Lincoln California, Special Tax Bonds, Community
Facilities District No. 2003-1, 6.00%, 9/01/13 (b)	3,115	3,533,407
Foothill Eastern Transportation Corridor Agency California,
Refunding RB, CAB (a):
6.08%, 1/15/32	54,635	8,841,036
6.09%, 1/15/38	75,000	6,979,500
Golden State Tobacco Securitization Corp. California, RB,
Series 2003-A-1, 6.63%, 6/01/13 (b)	5,000	5,600,200
Los Angeles Department of Airports, RB, Series A,
5.25%, 5/15/39	1,560	1,553,152
Los Angeles Department of Airports, Refunding RB,
Senior, Los Angeles International Airport, Series A,
5.00%, 5/15/40	11,690	11,206,268
Los Angeles Regional Airports Improvement Corp.
California, Refunding RB, Facilities, LAXFUEL Corp.,
LA International, AMT (AMBAC),
5.50%, 1/01/32	13,320	11,705,749
Los Angeles Unified School District California, GO, Series D:
5.25%, 7/01/24	5,000	5,325,850
5.25%, 7/01/25	3,490	3,670,782
5.00%, 7/01/26	1,305	1,339,243
Murrieta Community Facilities District Special Tax
California, Special Tax Bonds, District No. 2, The Oaks
Improvement Area A, 6.00%, 9/01/34	5,000	4,460,000
San Francisco City & County Public Utilities Commission,
RB, Series B, 5.00%, 11/01/39	18,550	18,327,771
State of California, GO, Various Purpose:
6.00%, 3/01/33	4,970	5,310,197
6.50%, 4/01/33	20,410	22,419,364
University of California, RB, Limited Project, Series B,
4.75%, 5/15/38	9,840	8,974,670
West Valley-Mission Community College District, GO,
Election of 2004, Series A (AGM), 4.75%, 8/01/30	4,015	3,834,164
		147,299,328

	Par
Municipal Bonds	(000)	Value
Colorado — 2.3%
City of Colorado Springs Colorado, RB, Subordinate Lien,
Improvement, Series C (AGM), 5.00%, 11/15/45	$ 2,115	$ 2,104,594
Colorado Health Facilities Authority, Refunding RB:
Catholic Health, Series A, 5.50%, 7/01/34	4,205	4,210,130
Sisters of Leavenworth, Series A, 5.00%, 1/01/40	4,310	3,936,926
Park Creek Metropolitan District Colorado, Refunding RB,
Senior, Limited Tax, Property Tax, 5.50%, 12/01/37	2,530	2,183,188
		12,434,838
Connecticut — 0.5%
Connecticut State Health & Educational Facility Authority,
RB, Ascension Health Senior Credit, 5.00%, 11/15/40	2,710	2,593,145
Delaware — 1.7%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian
River Project, 6.00%, 10/01/40	2,225	2,170,866
Delaware State EDA, RB, Exempt Facilities, Indian River
Power, 5.38%, 10/01/45	7,950	6,826,744
		8,997,610
District of Columbia — 4.7%
District of Columbia, Refunding RB, Friendship Public
Charter School Inc. (ACA), 5.25%, 6/01/33	2,390	1,818,025
District of Columbia Tobacco Settlement Financing Corp.,
Refunding RB, Asset-Backed, 6.75%, 5/15/40	23,035	21,077,486
Metropolitan Washington Airports Authority, RB, First Senior
Lien, Series A:
5.00%, 10/01/39	990	943,797
5.25%, 10/01/44	1,545	1,481,608
		25,320,916
Florida — 5.8%
County of Miami-Dade Florida, RB, Water & Sewer System,
5.00%, 10/01/34	6,625	6,490,380
County of Miami-Dade Florida, Refunding RB, Miami
International Airport, Series A-1, 5.38%, 10/01/41	2,280	2,161,440
County of Orange Florida, Refunding RB (Syncora),
4.75%, 10/01/32	2,385	2,182,418
Miami Beach Health Facilities Authority, RB, Mount Sinai
Medical Center of Florida, 6.75%, 11/15/21	7,045	7,184,209
Mid-Bay Bridge Authority, RB, Series A, 7.25%, 10/01/40	4,450	4,431,399
Stevens Plantation Community Development District,
Special Assessment Bonds, Series A, 7.10%, 5/01/35	3,650	2,813,311
Village Community Development District No. 6, Special
Assessment Bonds, 5.63%, 5/01/22	6,215	5,909,160
		31,172,317
Georgia — 2.5%
De Kalb Private Hospital Authority, Refunding RB,
Children's Healthcare, 5.25%, 11/15/39	1,650	1,595,501
Metropolitan Atlanta Rapid Transit Authority, RB, Third
Series, 5.00%, 7/01/39	5,000	4,999,650
Private Colleges & Universities Authority, Refunding RB,
Emory University, Series C, 5.00%, 9/01/38	2,990	3,013,561
Richmond County Development Authority, Refunding RB,
International Paper Co. Project, Series A, AMT,
6.00%, 2/01/25	4,000	3,995,480
		13,604,192
Guam — 0.8%
Territory of Guam, GO, Series A:
6.00%, 11/15/19	1,245	1,245,784
6.75%, 11/15/29	1,775	1,769,906
7.00%, 11/15/39	1,255	1,282,409
		4,298,099

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2011	25

BlackRock Municipal Income Trust (BFK)
Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Hawaii — 0.5%
State of Hawaii, Refunding RB, Series A, 5.25%, 7/01/30 $	2,660	$ 2,682,929
Illinois — 9.7%
City of Chicago Illinois, Refunding RB, General, Third Lien,
Series C, 6.50%, 1/01/41 (c)	11,385	12,132,311
Illinois Finance Authority, RB:
Advocate Health Care, Series C, 5.38%, 4/01/44	10,630	9,983,909
MJH Education Assistance IV LLC, Sub-Series B,
5.38%, 6/01/35 (d)(e)	1,675	449,637
Navistar International, Recovery Zone,
6.50%, 10/15/40	3,010	3,023,184
Illinois Finance Authority, Refunding RB:
Central DuPage Health, Series B, 5.50%, 11/01/39	3,160	3,003,264
Elmhurst Memorial Healthcare, 5.63%, 1/01/28	3,000	2,789,640
Friendship Village Schaumburg, Series A,
5.63%, 2/15/37	845	644,270
Series 05-A, 5.25%, 7/01/41	760	769,181
Metropolitan Pier & Exposition Authority, Refunding RB
(AGM), McCormick Place Expansion Project:
Series B, 5.00%, 6/15/50	6,155	5,370,792
Series B-2, 5.00%, 6/15/50	4,885	4,163,925
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	2,625	2,532,810
6.00%, 6/01/28	2,245	2,159,106
State of Illinois, RB, Build Illinois, Series B,
5.25%, 6/15/34	1,240	1,199,626
Village of Bolingbrook Illinois, GO, Refunding, Series B
(NPFGC) (a):
6.01%, 1/01/33	6,820	1,509,812
6.01%, 1/01/34	14,085	2,895,876
		52,627,343
Indiana — 3.3%
City of Vincennes Indiana, Refunding RB, Southwest
Indiana Regional Youth Village, 6.25%, 1/01/24	2,030	1,727,002
Indiana Finance Authority, RB, Sisters of St. Francis Health,
5.25%, 11/01/39	1,655	1,526,655
Indiana Health Facility Financing Authority, Refunding RB,
Methodist Hospital Inc., 5.50%, 9/15/31	9,000	7,302,960
Indiana Municipal Power Agency, RB, Series B,
6.00%, 1/01/39	2,150	2,204,180
Petersburg Indiana, RB, Indiana Power & Light, AMT,
5.90%, 12/01/24	5,000	5,091,550
		17,852,347
Kansas — 0.6%
Kansas Development Finance Authority, Refunding RB,
Sisters of Leavenworth, Series A, 5.00%, 1/01/40	3,275	3,130,736
Kentucky — 0.3%
Kentucky Economic Development Finance Authority,
Refunding RB, Owensboro Medical Health System,
Series A, 6.38%, 6/01/40	1,990	1,888,072
Louisiana — 1.2%
Louisiana Local Government Environmental Facilities
& Community Development Authority, RB, Westlake
Chemical Corp., Series A-1, 6.50%, 11/01/35	6,535	6,560,225
Maryland — 1.8%
Maryland Community Development Administration,
Refunding RB, Residential, Series A, AMT,
4.65%, 9/01/32	2,465	2,238,097
Maryland EDC, RB, Transportation Facilities Project,
Series A, 5.75%, 6/01/35	855	782,068
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc.,
5.75%, 9/01/25	1,760	1,684,021
Maryland Health & Higher Educational Facilities
Authority, Refunding RB, Charlestown Community,
6.25%, 1/01/41	4,295	4,176,071

	Par
Municipal Bonds	(000)	Value
Maryland (concluded)
Montgomery County Housing Opportunities Commission,
RB, Series D, AMT, 5.50%, 1/01/38	$ 920	$ 961,437
		9,841,694
Massachusetts — 0.6%
Massachusetts Health & Educational Facilities Authority,
Refunding RB, Partners Healthcare, Series J1,
5.00%, 7/01/39	3,535	3,307,028
Michigan — 1.1%
Kalamazoo Hospital Finance Authority, Refunding RB,
Bronson Methodist Hospital, 5.50%, 5/15/36	2,700	2,569,698
Michigan State Hospital Finance Authority, Refunding RB,
Henry Ford Health System, Series A, 5.25%, 11/15/46	4,230	3,529,343
		6,099,041
Mississippi — 2.6%
City of Gulfport Mississippi, RB, Memorial Hospital at
Gulfport Project, Series A, 5.75%, 7/01/31	14,425	14,187,132
Missouri — 0.3%
Missouri State Health & Educational Facilities Authority,
RB, Senior Living Facilities, Lutheran Senior Home,
5.50%, 2/01/42	2,035	1,758,281
Multi-State — 4.4%
Centerline Equity Issuer Trust, 6.80%, 10/31/52 (f)(g)	16,000	17,231,680
MuniMae TE Bond Subsidiary LLC,
7.50%, 6/30/49 (f)(g)(h)	7,171	6,669,357
		23,901,037
Nebraska — 0.7%
Douglas County Hospital Authority No. 2, RB, Health
Facilities, Immanuel Obligation Group, 5.63%, 1/01/40	3,280	3,138,238
Lancaster County Hospital Authority No. 1, RB, Immanuel
Obligation Group, 5.63%, 1/01/40	600	586,176
		3,724,414
Nevada — 0.8%
County of Clark Nevada, Refunding RB, Alexander Dawson
School Nevada Project, 5.00%, 5/15/29	4,550	4,326,595
New Hampshire — 0.7%
New Hampshire Health & Education Facilities Authority,
RB, Exeter Project, 5.75%, 10/01/31	3,500	3,539,165
New Jersey — 7.9%
Middlesex County Improvement Authority, RB, Subordinate,
Heldrich Center Hotel, Series B, 6.25%, 1/01/37 (d)(e)	3,680	368,000
New Jersey EDA, RB:
Cigarette Tax, 5.75%, 6/15/29	15,500	14,087,175
Continental Airlines Inc. Project, AMT, 6.25%, 9/15/29	3,000	2,734,470
Continental Airlines Inc. Project, AMT,
7.00%, 11/15/30 (h)	15,410	15,017,815
New Jersey EDA, Special Assessment Bonds, Refunding,
Kapkowski Road Landfill Project, 6.50%, 4/01/28	8,000	7,979,920
Tobacco Settlement Financing Corp. New Jersey,
Refunding RB, Series 1A, 4.50%, 6/01/23	3,195	2,691,596
		42,878,976
New York — 6.9%
Albany Industrial Development Agency, RB, New Covenant
Charter School Project, Series A, 7.00%, 5/01/35 (d)(e)	1,820	455,055
Metropolitan Transportation Authority, Refunding RB,
Transportation, Series D, 5.25%, 11/15/40	2,375	2,326,051
New York City Industrial Development Agency, RB,
American Airlines Inc., JFK International Airport, AMT (h):
8.00%, 8/01/28	5,000	5,126,400
7.75%, 8/01/31	22,140	22,361,621
New York Liberty Development Corp., Refunding RB,
Second Priority, Bank of America Tower at One Bryant
Park Project, 6.38%, 7/15/49	2,400	2,402,256

See Notes to Financial Statements.

26	ANNUAL REPORT	APRIL 30, 2011

BlackRock Municipal Income Trust (BFK)
Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
New York (concluded)
Port Authority of New York & New Jersey, RB,
JFK International Air Terminal:
6.00%, 12/01/36	$ 2,525	$ 2,436,928
6.00%, 12/01/42	2,460	2,350,776
		37,459,087
North Carolina — 4.7%
Gaston County Industrial Facilities & Pollution Control
Financing Authority North Carolina, RB, Exempt Facilities,
National Gypsum Co. Project, AMT, 5.75%, 8/01/35	12,130	9,159,120
North Carolina Capital Facilities Finance Agency, RB,
Duke University Project, Series B, 5.00%, 10/01/38	10,000	10,182,900
North Carolina Capital Facilities Finance Agency,
Refunding RB, Duke University Project, Series B,
4.25%, 7/01/42	3,610	3,216,763
North Carolina Medical Care Commission, RB, Duke
University Health System, Series A, 5.00%, 6/01/42	2,750	2,616,790
		25,175,573
Ohio — 2.5%
County of Allen Ohio, Refunding RB, Catholic Healthcare,
Series A, 5.25%, 6/01/38	6,125	5,483,345
County of Montgomery Ohio, Refunding RB, Catholic
Healthcare, Series A, 5.00%, 5/01/39	5,450	5,055,638
Pinnacle Community Infrastructure Financing Authority, RB,
Facilities, Series A, 6.25%, 12/01/36	3,760	2,835,867
		13,374,850
Oklahoma — 1.4%
Tulsa Airports Improvement Trust, RB, Series A, Mandatory
Put Bonds, AMT, 7.75%, 6/01/35 (h)	7,175	7,373,317
Pennsylvania — 2.7%
Allegheny County Hospital Development Authority,
Refunding RB, Health System, West Penn, Series A,
5.38%, 11/15/40	3,000	2,229,630
Pennsylvania Economic Development Financing
Authority, RB:
Amtrak Project, Series A, AMT, 6.38%, 11/01/41	6,500	6,505,265
Aqua Pennsylvania Inc. Project, 5.00%, 11/15/40	3,725	3,662,793
Pennsylvania Turnpike Commission, RB, Sub-Series D,
5.13%, 12/01/40	2,100	1,970,913
		14,368,601
Puerto Rico — 4.7%
Commonwealth of Puerto Rico, GO, Refunding, Public
Improvement, Series C, 6.00%, 7/01/39	4,350	4,256,997
Puerto Rico Sales Tax Financing Corp., RB:
CAB, Series A, 6.66%, 8/01/33 (a)	12,670	2,916,507
CAB, Series A, 6.67%, 8/01/36 (a)	40,000	7,141,200
First Sub-Series A, 6.50%, 8/01/44	10,900	11,371,970
		25,686,674
South Carolina — 2.1%
South Carolina Jobs-EDA, Refunding RB, Palmetto Health
Alliance, Series A, 6.25%, 8/01/31	5,075	4,999,941
South Carolina State Ports Authority, RB, 5.25%, 7/01/40	6,455	6,369,084
		11,369,025
Tennessee — 0.6%
Knox County Health Educational & Housing Facilities
Board Tennessee, Refunding RB, CAB, Series A (AGM),
5.70%, 1/01/20 (a)	5,055	3,187,026
Texas — 14.6%
Brazos River Authority, RB, TXU Electric, Series A, AMT,
8.25%, 10/01/30	4,370	1,881,023
Brazos River Authority, Refunding RB, TXU Electric Co.
Project, Series C, Mandatory Put Bonds, AMT,
5.75%, 5/01/36 (h)	3,625	3,550,180

	Par
Municipal Bonds	(000)	Value
Texas (concluded)
City of Dallas Texas, Refunding RB, 5.00%, 10/01/35	$ 2,970	$ 3,078,286
City of Houston Texas, RB, Senior Lien, Series A,
5.50%, 7/01/39	3,000	3,038,730
City of Houston Texas, Refunding RB, Combined, First Lien,
Series A (AGC), 6.00%, 11/15/35	16,425	17,990,795
Harris County-Houston Sports Authority, Refunding RB
(NPFGC) (a):
CAB, Junior Lien, Series H, 6.12%, 11/15/35	5,000	576,200
CAB, Senior Lien, Series A, 5.95%, 11/15/38	12,580	1,173,462
Third Lien, Series A-3, 5.97%, 11/15/37	26,120	2,524,237
Lower Colorado River Authority, Refunding RB:
(NPFGC), 5.00%, 5/15/13 (b)	70	76,011
(NPFGC), 5.00%, 5/15/13 (b)	50	54,347
(NPFGC), 5.00%, 5/15/31	1,150	1,151,736
LCRA Transmission Services Project (AMBAC),
4.75%, 5/15/34	140	130,703
Series A (NPFGC), 5.00%, 5/15/13 (b)	5	5,435
North Texas Tollway Authority, RB, Toll, Second Tier, Series F,
6.13%, 1/01/31	12,180	12,443,575
San Antonio Energy Acquisition Public Facility Corp., RB,
Gas Supply, 5.50%, 8/01/25	6,540	6,446,740
Tarrant County Cultural Education Facilities Finance Corp.,
RB, Scott & White Healthcare, 6.00%, 8/15/45	7,930	8,076,071
Texas Private Activity Bond Surface Transportation Corp.,
RB, Senior Lien:
LBJ Infrastructure Group LLC, LBJ Freeway Managed
Lanes Project, 7.00%, 6/30/40	7,975	8,125,568
NTE Mobility Partners LLC, North Tarrant Express
Managed Lanes Project, 6.88%, 12/31/39	7,590	7,786,581
Texas State Affordable Housing Corp., RB, American
Opportunity Housing Portfolio, Junior Series B,
8.00%, 3/01/32 (d)(e)	4,435	205,828
Texas State Turnpike Authority, RB, First Tier, Series A
(AMBAC), 5.00%, 8/15/42	640	547,181
		78,862,689
Utah — 1.2%
City of Riverton Utah, RB, IHC Health Services Inc.,
5.00%, 8/15/41	7,150	6,625,047
Virginia — 1.7%
City of Norfolk Virginia, Refunding RB, Series B (AMBAC),
5.50%, 2/01/31	2,240	2,113,642
Virginia Commonwealth Transportation Board, RB, CAB,
Contract, Route 28 (NPFGC), 5.29%, 4/01/32 (a)	8,105	2,608,918
Virginia HDA, RB, Sub-Series H-1 (NPFGC),
5.35%, 7/01/31	4,520	4,521,582
		9,244,142
Washington — 0.7%
Washington Health Care Facilities Authority, RB, Swedish
Health Services, Series A, 6.75%, 11/15/41	3,900	4,043,676
Wisconsin — 2.5%
Wisconsin Health & Educational Facilities Authority, RB:
Ascension Health Senior Credit Group,
5.00%, 11/15/30	3,210	3,093,573
Ascension Health Senior Credit Group,
5.00%, 11/15/33	1,640	1,542,814
Aurora Health Care, 6.40%, 4/15/33	7,500	7,572,375
Wisconsin Health & Educational Facilities Authority,
Refunding RB, Froedtert & Community Health Inc.,
5.38%, 10/01/30	1,205	1,205,349
		13,414,111
Total Municipal Bonds — 133.4%		721,636,259

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2011	27

BlackRock Municipal Income Trust (BFK)
Schedule of Investments (continued)

Municipal Bonds Transferred to	Par
Tender Option Bond Trusts (i)	(000)	Value
Alabama — 0.8%
Alabama Special Care Facilities Financing Authority-
Birmingham, Refunding RB, Ascension Health
Senior Credit, Series C-2, 5.00%, 11/15/36	$ 4,548	$ 4,382,858
California — 3.3%
California Educational Facilities Authority, RB, University
of Southern California, Series B, 5.25%, 10/01/39	5,115	5,247,478
Los Angeles Community College District California, GO,
Election of 2001, Series A (AGM), 5.00%, 8/01/32	4,500	4,464,720
San Diego Community College District California, GO,
Election of 2002, 5.25%, 8/01/33	3,260	3,314,715
University of California, RB, Series C (NPFGC),
4.75%, 5/15/37	5,000	4,574,350
		17,601,263
Colorado — 2.2%
Colorado Health Facilities Authority, RB Catholic
Health, (AGM):
Series C-3, 5.10%, 10/01/41	7,600	7,121,124
Series C-7, 5.00%, 9/01/36	4,860	4,573,795
		11,694,919
Connecticut — 3.5%
Connecticut State Health & Educational Facility Authority,
RB, Yale University:
Series T-1, 4.70%, 7/01/29	9,400	9,640,358
Series X-3, 4.85%, 7/01/37	9,360	9,410,918
		19,051,276
Illinois — 1.5%
Chicago Housing Authority, Refunding RB (AGM),
5.00%, 7/01/24	8,232	8,394,685
Massachusetts — 1.3%
Massachusetts Water Resources Authority, Refunding RB,
General, Series A, 5.00%, 8/01/41	6,770	6,819,218
New Hampshire — 0.8%
New Hampshire Health & Education Facilities Authority,
Refunding RB, Dartmouth College, 5.25%, 6/01/39	3,988	4,131,366
New York — 4.7%
New York City Municipal Water Finance Authority, RB,
Series FF-2, 5.50%, 6/15/40	3,074	3,204,804
New York State Dormitory Authority, ERB, Series F,
5.00%, 3/15/35	16,709	16,730,982
New York State Environmental Facilities Corp., RB,
Revolving Funds, New York City Municipal Water Project,
Series B, 5.00%, 6/15/31	5,370	5,409,523
		25,345,309
Virginia — 2.0%
University of Virginia, Refunding RB, General,
5.00%, 6/01/40	10,750	11,000,690
Washington — 3.7%
Central Puget Sound Regional Transit Authority, RB,
Series A (AGM), 5.00%, 11/01/32	5,459	5,558,983
State of Washington, GO, Various Purpose, Series E,
5.00%, 2/01/34	14,487	14,699,960
		20,258,943
Total Municipal Bonds Transferred to
Tender Option Bond Trusts — 23.8%		128,680,527
Total Long-Term Investments
(Cost — $903,731,749) — 157.2%		850,316,786

Short-Term Securities	Shares	Value
FFI Institutional Tax-Exempt Fund, 0.23% (j)(k)	30,616,864	$ 30,616,864
	Par
	(000)
Michigan Finance Authority, RB, SAN, Detroit Schools,
Series A-1, 6.45%, 2/20/12	$ 6,375	6,414,970
Total Short-Term Securities
(Cost — $36,991,864) — 6.8%		37,031,834
Total Investments (Cost — $940,723,613*) — 164.0%		887,348,620
Liabilities in Excess of Other Assets — 0.0%		(121,316)
Liability for Trust Certificates, Including Interest
Expense and Fees Payable — (13.9)%		(75,240,368)
Preferred Shares, at Redemption Value — (50.1)%		(270,889,850)
Net Assets Applicable to Common Shares — 100.0%		$ 541,097,086

* The cost and unrealized appreciation (depreciation) of investments as of April 30,
2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$ 864,271,327
Gross unrealized appreciation	$ 13,738,570
Gross unrealized depreciation	(65,843,424)
Net unrealized depreciation	$ (52,104,854)

(a) Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(b) US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c) When-issued security. Unsettled when-issued transactions were as follows:

		Unrealized
Counterparty	Value	Appreciation
CitiGroup Global Markets, Inc.	$12,132,311	$ 122,503

(d) Issuer filed for bankruptcy and/or is in default of interest payments.
(e) Non-income producing security.
(f) Security exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration to qualified institutional investors.
(g) Security represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local governments, or their respective agencies or authorities. The security is subject to remarketing prior to its stated maturity.
(h) Variable rate security. Rate shown is as of report date.
(i) Securities represent bonds transferred to a TOB in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.
(j) Investments in companies considered to be an affiliate of the Trust during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940,
as amended, were as follows:

	Shares Held at		Shares Held at
	April 30,	Net	April 30,
Affiliate	2010	Activity	2011	Income
FFI Institutional
Tax-Exempt Fund	22,810,780	7,806,084	30,616,864	$19,328

(k) Represents the current yield as of report date.

• Financial futures contracts sold as of April 30, 2011 were as follows:

			Notional Unrealized
Contracts Issue	Exchange	Expiration	Value Depreciation
405 10-Year U.S.	Chicago Board	June
Treasury Note	of Trade	2011	$47,998,059 $(1,063,895)

See Notes to Financial Statements.

28	ANNUAL REPORT	APRIL 30, 2011

BlackRock Municipal Income Trust (BFK)
Schedule of Investments (concluded)

• Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are summarized in three broad levels for financial reporting purposes as follows:

• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities
• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
• Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Trust's own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the
Notes to Financial Statements.

The following tables summarize the inputs used as of April 30, 2011 in determining the fair valuation of the Trust’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Long-Term
Investments[1] .	—	$850,316,786	—	$850,316,786
Short-Term
Securities	$ 30,616,864 6,414,970		—	37,031,834
Total	$ 30,616,864 $856,731,756		—	$887,348,620

1 See above Schedule of Investments for values in each state or political subdivision.

Derivative Financial Instruments[2]

Valuation Inputs	Level 1	Level 2	Level 3	Total
Liabilities:
Interest
rate
contracts $(1,063,895)		—	—	$(1,063,895)

2 Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2011	29

BlackRock Pennsylvania Strategic Municipal Trust (BPS)
Schedule of Investments April 30, 2011
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Pennsylvania — 110.5%
Corporate — 5.1%
Beaver County IDA, Refunding RB, FirstEnergy, Mandatory
Put Bonds, 3.38%, 1/01/35 (a)	$ 200	$ 194,782
Montgomery County IDA Pennsylvania, RB,
Aqua Pennsylvania Inc. Project, Series A, AMT,
5.25%, 7/01/42	300	278,343
Pennsylvania Economic Development Financing Authority,
RB, Aqua Pennsylvania Inc. Project, Series A, AMT,
6.75%, 10/01/18	600	701,676
Pennsylvania Economic Development Financing Authority,
Refunding RB, Aqua Pennsylvania Inc. Project, Series A,
AMT, 5.00%, 12/01/34	180	172,301
		1,347,102
County/City/Special District/School District — 13.4%
County of York Pennsylvania, GO, 5.00%, 3/01/36	100	100,736
Delaware Valley Regional Financial Authority, RB, Series A
(AMBAC), 5.50%, 8/01/28	1,500	1,513,200
Marple Newtown School District, GO (AGM),
5.00%, 6/01/31	600	613,590
Owen J Roberts School District, GO, 4.75%, 11/15/25	700	720,713
Philadelphia School District, GO, Series E, 6.00%, 9/01/38	100	103,343
Scranton School District Pennsylvania, GO, Series A
(AGM), 5.00%, 7/15/38	500	501,660
		3,553,242
Education — 14.2%
Adams County IDA, Refunding RB, Gettysburg College:
5.00%, 8/15/24	100	104,267
5.00%, 8/15/25	100	103,296
4.50%, 8/15/27	140	135,281
Cumberland County Municipal Authority, RB, AICUP
Financing Program, Dickinson College Project,
5.00%, 11/01/39	200	194,870
Delaware County Authority Pennsylvania, RB, Villanova
University, 5.25%, 12/01/31	100	103,488
Delaware County Authority, RB, Haverford College:
5.00%, 11/15/35	415	418,598
5.00%, 11/15/40	300	300,642
Lancaster Higher Education Authority, RB, Franklin
& Marshall College Project, 5.00%, 4/15/37	500	487,915
Pennsylvania Higher Educational Facilities Authority, RB:
Drexel University, Series A (NPFGC), 5.00%, 5/01/37	250	232,815
Thomas Jefferson University, 5.00%, 3/01/40	1,000	950,190
Pennsylvania Higher Educational Facilities Authority,
Refunding RB, State System of Higher Education,
Series AL, 5.00%, 6/15/35	100	100,139
Swarthmore Borough Authority, Refunding RB, Series A,
4.30%, 9/15/28	285	286,211
University of Pittsburgh Pennsylvania, RB, Capital Project,
Series B, 5.00%, 9/15/28	350	369,800
		3,787,512
Health — 46.2%
Allegheny County Hospital Development Authority,
Refunding RB, Health System, West Penn, Series A:
5.00%, 11/15/28	250	189,357
5.38%, 11/15/40	470	349,309
Berks County Municipal Authority, Refunding RB, Reading
Hospital & Medical Center Project, Series A-3,
5.50%, 11/01/31	500	504,730
Bucks County IDA, Refunding RB, Pennswood Village
Project, Series A, 6.00%, 10/01/12 (b)	1,150	1,246,968
Centre County Hospital Authority, RB, Mount Nittany
Medical Center Project (c):
6.25%, 11/15/41	120	117,593
7.00%, 11/15/46	390	407,363
Cumberland County Municipal Authority, RB, Diakon
Lutheran, 6.38%, 1/01/39	500	486,340

	Par
Municipal Bonds	(000)	Value
Pennsylvania (continued)
Health (concluded)
Dauphin County General Authority, Refunding RB, Pinnacle
Health System Project, Series A, 6.00%, 6/01/29	$ 500	$ 495,075
Franklin County IDA Pennsylvania, RB, Chambersburg
Hospital Project, 5.38%, 7/01/42	415	379,667
Lehigh County General Purpose Authority, Refunding RB,
Hospital, Saint Luke’s Bethlehem, 5.38%, 8/15/13 (b)	2,000	2,211,940
Lycoming County Authority, Refunding RB, Susquehanna
Health System Project, Series A, 5.75%, 7/01/39	210	188,750
Monroe County Hospital Authority Pennsylvania,
Refunding RB, Hospital, Pocono Medical Center,
5.13%, 1/01/37	345	304,866
Montgomery County Higher Education & Health Authority,
Refunding RB, Abington Memorial Hospital, Series A,
5.13%, 6/01/33	370	346,527
Montgomery County IDA Pennsylvania, RB:
Acts Retirement Life Community, 5.25%, 11/15/28	1,250	1,135,225
Acts Retirement Life Community, Series A,
4.50%, 11/15/36	375	280,620
New Regional Medical Center Project (FHA),
5.38%, 8/01/38	535	536,696
Pennsylvania Higher Educational Facilities Authority, RB:
University of Pennsylvania Health System,
5.75%, 8/15/41	600	602,256
University of Pittsburgh Medical Center, Series E,
5.00%, 5/15/31	1,000	937,400
South Fork Municipal Authority, Refunding RB, Conemaugh
Valley Memorial, Series B (AGC), 5.38%, 7/01/35	245	234,911
Southcentral General Authority, Refunding RB, Wellspan
Health Obligor Group, Series A, 6.00%, 6/01/29	1,250	1,320,000
		12,275,593
Housing — 9.5%
Pennsylvania HFA, RB, AMT:
Series 94-A, 5.10%, 10/01/31	150	143,929
Series 95-A, 4.90%, 10/01/37	975	910,660
Pennsylvania HFA, Refunding RB, AMT:
S/F Mortgage, Series 92-A, 4.75%, 4/01/31	110	101,209
Series 97A, 4.65%, 10/01/31	1,300	1,178,710
Series 99A, 5.15%, 4/01/38	200	191,570
		2,526,078
State — 2.0%
Commonwealth of Pennsylvania, GO, First Series,
5.00%, 3/15/29	275	289,047
State Public School Building Authority, Refunding RB,
Harrisburg School District Project, Series A (AGC),
5.00%, 11/15/33	250	251,310
		540,357
Transportation — 17.2%
City of Philadelphia Pennsylvania, RB, Series A,
5.00%, 6/15/40	1,000	949,980
Delaware River Port Authority, RB, Series D,
5.00%, 1/01/40	750	737,603
Pennsylvania Economic Development Financing Authority,
RB, Amtrak Project, Series A, AMT:
6.25%, 11/01/31	1,000	1,002,400
6.38%, 11/01/41	1,000	1,000,810
Pennsylvania Turnpike Commission, RB, Series A (AMBAC),
5.25%, 12/01/32	870	870,800
		4,561,593
Utilities — 2.9%
City of Philadelphia Pennsylvania, RB:
Ninth Series, 5.25%, 8/01/40	270	248,468
Series A, 5.25%, 1/01/36	100	97,827
Series C (AGM), 5.00%, 8/01/40	350	338,488

See Notes to Financial Statements.

30	ANNUAL REPORT	APRIL 30, 2011

BlackRock Pennsylvania Strategic Municipal Trust (BPS)
Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Pennsylvania (concluded)
Utilities (concluded)
Pennsylvania Economic Development Financing Authority,
RB, Philadelphia Biosolids Facility, 6.25%, 1/01/32	$ 100	$ 100,587
		785,370
Total Municipal Bonds in Pennsylvania		29,376,847
Guam — 0.5%
County/City/Special District/School District — 0.5%
Territory of Guam, RB, Section 30, Series A,
5.63%, 12/01/29	150	145,701
Total Municipal Bonds in Guam		145,701
Multi-State — 12.6%
Housing — 12.6%
MuniMae TE Bond Subsidiary LLC,
7.50%, 6/30/49 (a)(d)(e)	3,586	3,334,678
Total Municipal Bonds in Multi-State		3,334,678
Puerto Rico — 18.5%
State — 16.0%
Commonwealth of Puerto Rico, GO, Refunding,
Sub-Series C-7 (NPFGC), 6.00%, 7/01/27	1,385	1,414,764
Puerto Rico Public Buildings Authority, Refunding RB,
Government Facilities, Series N, 5.00%, 7/01/37	300	253,314
Puerto Rico Public Finance Corp., RB, Commonwealth
Appropriation, Series E, 5.50%, 2/01/12 (b)	1,495	1,553,454
Puerto Rico Sales Tax Financing Corp., RB, First
Sub-Series A, 6.38%, 8/01/39	1,000	1,036,520
		4,258,052
Utilities — 2.5%
Puerto Rico Aqueduct & Sewer Authority, RB, Senior Lien,
Series A, 6.00%, 7/01/38	200	190,600
Puerto Rico Electric Power Authority, RB, Series WW,
5.50%, 7/01/38	500	458,530
		649,130
Total Municipal Bonds in Puerto Rico		4,907,182
U.S. Virgin Islands — 0.3%
State — 0.3%
Virgin Islands Public Finance Authority, RB, Senior Lien,
Capital Projects, Series A-1, 5.00%, 10/01/39	100	84,053
Total Municipal Bonds in the U.S. Virgin Islands		84,053
Total Municipal Bonds — 142.4%		37,848,461
Municipal Bonds Transferred to
Tender Option Bond Trusts (f)
Pennsylvania — 29.1%
Education — 5.7%
Pennsylvania Higher Educational Facilities Authority,
Refunding RB, Trustees of the University of Pennsylvania,
Series C, 4.75%, 7/15/35	500	492,185
Pennsylvania State University, RB, 5.00%, 3/01/40	1,000	1,012,050
		1,504,235
Health — 9.0%
Geisinger Authority, RB, Series A:
5.13%, 6/01/34	500	487,100
5.25%, 6/01/39	1,000	986,930
Philadelphia Hospitals & Higher Education Facilities
Authority, Refunding RB, Jefferson Health System,
Series B, 5.00%, 5/15/40	1,000	921,080
		2,395,110

Municipal Bonds Transferred to	Par
Tender Option Bond Trusts (f)	(000)	Value
Pennsylvania (concluded)
Housing — 3.5%
Pennsylvania HFA, Refunding RB:
Series 96-A, AMT, 4.70%, 10/01/37	$ 500	$ 448,565
Series 105C, 5.00%, 10/01/39	500	483,775
		932,340
State — 7.1%
Commonwealth of Pennsylvania, GO, First Series,
5.00%, 3/15/28	825	872,547
Pennsylvania Turnpike Commission, RB, Series C of 2003
Pennsylvania Turnpike (NPFGC), 5.00%, 12/01/32	1,000	1,008,120
		1,880,667
Transportation — 3.8%
City of Philadelphia Pennsylvania, RB, Series A, AMT
(AGM), 5.00%, 6/15/37	1,150	1,015,680
Total Municipal Bonds Transferred to
Tender Option Bond Trusts – 29.1%		7,728,032
Total Long-Term Investments
(Cost — $46,403,557) — 171.5%		45,576,493
Short-Term Securities	Shares
BIF Pennsylvania Municipal Money Fund, 0.00% (g)(h)	1,311,773	1,311,773
Total Short-Term Securities
(Cost — $1,311,773) — 4.9%		1,311,773
Total Investments (Cost — $47,715,330*) — 176.4%		46,888,266
Other Assets Less Liabilities — 0.5%		140,198
Liability for Trust Certificates, Including Interest
Expense and Fees Payable — (15.5)%		(4,128,618)
Preferred Shares, at Redemption Value — (61.4)%		(16,325,735)
Net Assets Applicable to Common Shares — 100.0%		$ 26,574,111

* The cost and unrealized appreciation (depreciation) of investments as of April 30,
2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$ 43,525,138
Gross unrealized appreciation	$ 752,698
Gross unrealized depreciation	(1,514,325)
Net unrealized depreciation	$ (761,627)

(a) Variable rate security. Rate shown is as of report date.
(b) US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c) When-issued security. Unsettled when-issued transactions were as follows:

Unrealized
Appreciation
Counterparty	Value	(Depreciation)
Merrill Lynch & Co., Inc.	$ 524,956	$ 3,923

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration to qualified institutional investors.
(e) Security represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local governments, or their respective agencies or authorities. The security is subject to remarketing prior to its stated maturity.
(f) Securities represent bonds transferred to a TOB in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2011	31

Schedule of Investments (concluded)
BlackRock Pennsylvania Strategic Municipal Trust (BPS)

(g) Investments in companies considered to be an affiliate of the Trust during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940,
as amended, were as follows:

	Shares Held at		Shares Held at
	April 30,	Net	April 30,
Affiliate	2010	Activity	2011	Income
BIF Pennsylvania
Municipal Money
Fund	455,164	856,609	1,311,773	—

(h) Represents the current yield as of report date.
• For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management.
These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

• Financial futures contracts sold as of April 30, 2011 were as follows:

			Notional Unrealized
Contracts Issue	Exchange	Expiration	Value Depreciation
10 10-Year U.S.	Chicago Board	June
Treasury Note	of Trade	2011	$ 1,185,137 $ (26,269)

• Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are summarized in three broad levels for financial statement purposes as follows:
• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities
• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
• Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the
Notes to Financial Statements.

The following tables summarize the inputs used as of April 30, 2011 in determining the fair valuation of the Trust’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Long-Term
Investments[1]	—	$ 45,576,493	—	$ 45,576,493
Short-Term
Securities	$ 1,311,773	—	—	1,311,773
Total	$ 1,311,773	$45,576,493	—	$ 46,888,266

1 See above Schedule of Investments for values in each sector.

Derivative Financial Instruments[2]

Valuation Inputs	Level 1	Level 2	Level 3	Total
Liabilities:
Interest
rate
contracts	$ (26,269)	—	—	$ (26,269)

2 Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

32	ANNUAL REPORT	APRIL 30, 2011

BlackRock Strategic Municipal Trust (BSD)
Schedule of Investments April 30, 2011
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Alabama — 0.7%
Alabama State Docks Department, Refunding RB,
6.00%, 10/01/40	$ 655	$ 652,269
Arizona — 2.8%
Salt River Project Agricultural Improvement & Power
District, RB, Series A, 5.00%, 1/01/38	625	630,250
Salt Verde Financial Corp., RB, Senior, 5.00%, 12/01/37	1,320	1,094,003
San Luis Facility Development Corp., RB, Senior Lien,
Regional Detention Center Project:
6.25%, 5/01/15	175	168,826
7.00%, 5/01/20	210	205,191
7.25%, 5/01/27	420	373,859
		2,472,129
Arkansas — 0.5%
County of Little River Arkansas, Refunding RB, Georgia-
Pacific Corp. Project, AMT, 5.60%, 10/01/26	525	482,496
California — 16.4%
Bay Area Toll Authority, Refunding RB, San Francisco
Bay Area, Series F-1, 5.63%, 4/01/44	720	743,400
California County Tobacco Securitization Agency, RB, CAB,
Stanislaus, Sub-Series C, 6.30%, 6/01/55 (a)	3,095	22,563
California Health Facilities Financing Authority,
Refunding RB, Sutter Health, Series B, 6.00%, 8/15/42	1,010	1,024,251
California State Public Works Board, RB, Various Capital
Projects, Sub-Series I-1, 6.38%, 11/01/34	375	387,409
Los Angeles Department of Airports, RB, Series A,
5.25%, 5/15/39	250	248,903
Los Angeles Department of Airports, Refunding RB,
Senior, Los Angeles International Airport, Series A,
5.00%, 5/15/40	1,875	1,797,412
Los Angeles Unified School District California, GO,
Series D, 5.00%, 7/01/26	1,585	1,626,590
San Francisco City & County Public Utilities Commission,
RB, Series B, 5.00%, 11/01/39	2,965	2,929,479
State of California, GO, Various Purpose:
6.00%, 3/01/33	800	854,760
6.50%, 4/01/33	650	713,993
University of California, RB, Limited Project, Series B,
4.75%, 5/15/38	1,285	1,171,997
West Valley-Mission Community College District, GO,
Election of 2004, Series A (AGM), 4.75%, 8/01/30	3,350	3,199,116
		14,719,873
Colorado — 5.7%
Colorado Health Facilities Authority, Refunding RB, Series A:
Catholic Health, 5.50%, 7/01/34	680	680,829
Sisters of Leavenworth, 5.00%, 1/01/40	690	630,274
Northwest Parkway Public Highway Authority Colorado, RB,
CAB, Senior Series B (AGM), 6.30%, 6/15/11 (a)(b)	10,000	3,135,600
Park Creek Metropolitan District Colorado, Refunding RB,
Senior, Limited Tax, Property Tax, 5.50%, 12/01/37	440	379,685
Regional Transportation District, COP, Series A,
5.38%, 6/01/31	320	324,694
		5,151,082
Delaware — 2.1%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian
River Project, 6.00%, 10/01/40	820	800,049
Delaware State EDA, RB, Exempt Facilities, Indian River
Power, 5.38%, 10/01/45	1,280	1,099,149
		1,899,198

	Par
Municipal Bonds	(000)	Value
District of Columbia — 0.7%
Metropolitan Washington Airports Authority, RB, First
Senior Lien, Series A:
5.00%, 10/01/39	$ 160	$ 152,533
5.25%, 10/01/44	465	445,921
		598,454
Florida — 8.3%
Arborwood Community Development District, Special
Assessment Bonds, Master Infrastructure Projects,
Series B, 5.10%, 5/01/14	1,405	1,149,445
County of Miami-Dade Florida, Refunding RB, Miami
International Airport, Series A-1, 5.38%, 10/01/41	370	350,760
Hillsborough County IDA, RB, National Gypsum Co.,
Series A, AMT, 7.13%, 4/01/30	3,300	2,889,183
Miami Beach Health Facilities Authority, RB, Mount Sinai
Medical Center of Florida, 6.75%, 11/15/21	1,170	1,193,119
Mid-Bay Bridge Authority, RB, Series A, 7.25%, 10/01/40	720	716,990
Sumter Landing Community Development District Florida,
RB, Sub-Series B, 5.70%, 10/01/38	1,540	1,170,554
		7,470,051
Georgia — 2.1%
De Kalb Private Hospital Authority, Refunding RB,
Children’s Healthcare, 5.25%, 11/15/39	265	256,247
Metropolitan Atlanta Rapid Transit Authority, RB, Third
Series, 5.00%, 7/01/39	1,095	1,094,923
Private Colleges & Universities Authority, Refunding RB,
Emory University, Series C, 5.00%, 9/01/38	485	488,822
		1,839,992
Guam — 0.5%
Territory of Guam, GO, Series A:
6.00%, 11/15/19	200	200,126
6.75%, 11/15/29	290	289,168
		489,294
Hawaii — 0.5%
State of Hawaii, Refunding RB, Series A, 5.25%, 7/01/30	425	428,664
Illinois — 13.6%
City of Chicago Illinois, Refunding RB, General, Third Lien,
Series C, 6.50%, 1/01/41 (c)	1,855	1,976,762
Illinois Finance Authority, RB:
MJH Education Assistance IV LLC, Sub-Series B,
5.38%, 6/01/35 (d)(e)	300	80,532
Northwestern University, 5.00%, 12/01/33	5,000	5,056,600
Illinois Finance Authority, Refunding RB:
Central DuPage Health, Series B, 5.50%, 11/01/39	2,500	2,376,000
Friendship Village Schaumburg, Series A,
5.63%, 2/15/37	145	110,556
Metropolitan Pier & Exposition Authority, Refunding RB,
McCormick Place Expansion Project (AGM):
CAB, Series B, 6.25%, 6/15/44 (a)	2,980	317,996
Series B, 5.00%, 6/15/50	990	863,864
Series B-2, 5.00%, 6/15/50	785	669,126
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	175	168,854
6.00%, 6/01/28	365	351,035
State of Illinois, RB, Build Illinois, Series B,
5.25%, 6/15/34	200	193,488
		12,164,813

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2011	33

BlackRock Strategic Municipal Trust (BSD)
Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Indiana — 2.3%
Indiana Finance Authority, RB, Sisters of St. Francis Health,
5.25%, 11/01/39	$ 270	$ 249,061
Indiana Finance Authority, Refunding RB, Ascension Health
Senior Credit, Series B-5, 5.00%, 11/15/36	500	457,585
Indiana Health Facility Financing Authority, Refunding RB,
Methodist Hospital Inc., 5.38%, 9/15/22	1,060	969,052
Indiana Municipal Power Agency, RB, Series B,
6.00%, 1/01/39	350	358,820
		2,034,518
Kansas — 0.5%
Kansas Development Finance Authority, Refunding RB,
Sisters of Leavenworth, Series A, 5.00%, 1/01/40	450	430,177
Kentucky — 8.7%
Kentucky Economic Development Finance Authority,
Refunding RB:
Norton Healthcare Inc., Series B (NPFGC),
6.20%, 10/01/24 (a)	16,870	7,469,361
Owensboro Medical Health System, Series A,
6.38%, 6/01/40	320	303,610
		7,772,971
Louisiana — 1.2%
Louisiana Local Government Environmental Facilities
& Community Development Authority, RB, Westlake
Chemical Corp., Series A-1, 6.50%, 11/01/35	1,055	1,059,072
Maryland — 3.7%
Maryland Community Development Administration,
Refunding RB, Residential, Series A, AMT,
4.70%, 9/01/37	2,500	2,236,700
Maryland EDC, RB, Transportation Facilities Project,
Series A, 5.75%, 6/01/35	135	123,484
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc.,
5.75%, 9/01/25	260	248,776
Maryland Health & Higher Educational Facilities Authority,
Refunding RB, Charlestown Community, 6.25%, 1/01/41	690	670,894
		3,279,854
Massachusetts — 0.6%
Massachusetts Health & Educational Facilities Authority,
Refunding RB, Partners Healthcare, Series J1,
5.00%, 7/01/39	570	533,241
Michigan — 2.4%
Kalamazoo Hospital Finance Authority, Refunding RB,
Bronson Methodist Hospital, 5.50%, 5/15/36	435	414,007
Michigan State Hospital Finance Authority, Refunding RB,
Henry Ford Health System, Series A, 5.25%, 11/15/46	730	609,083
Royal Oak Hospital Finance Authority Michigan,
Refunding RB, William Beaumont Hospital,
8.25%, 9/01/39	1,000	1,133,770
		2,156,860
Missouri — 0.3%
Missouri State Health & Educational Facilities Authority,
RB, Senior Living Facilities, Lutheran Senior Home,
5.50%, 2/01/42	330	285,127
Multi-State — 3.7%
MuniMae TE Bond Subsidiary LLC,
7.50%, 6/30/49 (f)(g)(h)	3,586	3,334,678
Nebraska — 0.8%
Douglas County Hospital Authority No. 2, RB, Health
Facilities, Immanuel Obligation Group, 5.63%, 1/01/40	720	688,882
Nevada — 0.9%
County of Clark Nevada, Refunding RB, Alexander Dawson
School Nevada Project, 5.00%, 5/15/29	880	836,792

	Par
Municipal Bonds	(000)	Value
New Jersey — 4.8%
Middlesex County Improvement Authority, RB, Subordinate,
Heldrich Center Hotel, Series B, 6.25%, 1/01/37 (d)(e) $	645	$ 64,500
New Jersey EDA, RB:
Cigarette Tax, 5.50%, 6/15/24	1,790	1,664,754
Continental Airlines Inc. Project, AMT, 6.63%, 9/15/12	500	503,830
New Jersey State Turnpike Authority, RB, Series E,
5.25%, 1/01/40	1,355	1,355,745
Tobacco Settlement Financing Corp. New Jersey,
Refunding RB, Series 1A, 4.50%, 6/01/23	800	673,952
		4,262,781
New York — 5.2%
Albany Industrial Development Agency, RB, New Covenant
Charter School Project, Series A, 7.00%, 5/01/35 (d)(e)	315	78,760
Metropolitan Transportation Authority, Refunding RB,
Transportation, Series D, 5.25%, 11/15/40	385	377,065
New York City Industrial Development Agency, RB,
American Airlines Inc., JFK International Airport, AMT,
7.75%, 8/01/31 (h)	3,000	3,030,030
New York Liberty Development Corp., Refunding RB,
Second Priority, Bank of America Tower at One Bryant
Park Project, 6.38%, 7/15/49	385	385,362
Port Authority of New York & New Jersey, RB,
JFK International Air Terminal:
6.00%, 12/01/36	410	395,699
6.00%, 12/01/42	395	377,462
		4,644,378
North Carolina — 0.5%
North Carolina Medical Care Commission, RB, Duke
University Health System, Series A, 5.00%, 6/01/42	440	418,686
Ohio — 1.9%
County of Montgomery Ohio, Refunding RB, Catholic
Healthcare, Series A, 5.00%, 5/01/39	885	820,961
State of Ohio, RB, Ford Motor Co. Project, AMT,
5.75%, 4/01/35	1,000	920,770
		1,741,731
Oklahoma — 1.4%
Tulsa Airports Improvement Trust, RB, Series A, Mandatory
Put Bonds, AMT, 7.75%, 6/01/35 (h)	1,225	1,258,859
Pennsylvania — 6.9%
Allegheny County Hospital Development Authority,
Refunding RB, Health System, West Penn, Series A,
5.38%, 11/15/40	1,000	743,210
Pennsylvania Economic Development Financing
Authority, RB:
Amtrak Project, Series A, AMT, 6.50%, 11/01/16	1,000	1,012,460
Amtrak Project, Series A, AMT, 6.13%, 11/01/21	700	706,601
Amtrak Project, Series A, AMT, 6.25%, 11/01/31	1,000	1,002,400
Aqua Pennsylvania Inc. Project, 5.00%, 11/15/40	600	589,980
Pennsylvania Turnpike Commission, RB, Sub-Series B,
5.25%, 6/01/39	2,175	2,082,584
		6,137,235
Puerto Rico — 3.1%
Commonwealth of Puerto Rico, GO, Refunding, Public
Improvement, Series C, 6.00%, 7/01/39	910	890,544
Puerto Rico Sales Tax Financing Corp., RB, First
Sub-Series A, 6.50%, 8/01/44	1,770	1,846,641
		2,737,185

See Notes to Financial Statements.

34	ANNUAL REPORT	APRIL 30, 2011

BlackRock Strategic Municipal Trust (BSD)
Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
South Carolina — 4.3%
South Carolina Jobs-EDA, Refunding RB, Palmetto Health,
Series C (b):
7.00%, 8/01/13	$ 2,225	$ 2,521,793
7.00%, 8/01/13	275	312,944
South Carolina State Ports Authority, RB, 5.25%, 7/01/40	1,040	1,026,158
		3,860,895
Texas — 17.1%
Brazos River Authority, RB, TXU Electric, Series A, AMT,
8.25%, 10/01/30	730	314,221
Brazos River Authority, Refunding RB, TXU Electric Co.
Project, Series C, Mandatory Put Bonds, AMT,
5.75%, 5/01/36 (h)	500	489,680
City of Dallas Texas, Refunding RB, 5.00%, 10/01/35	475	492,319
City of Houston Texas, RB, Senior Lien, Series A,
5.50%, 7/01/39	485	491,261
City of Houston Texas, Refunding RB, Combined, First Lien,
Series A (AGC), 6.00%, 11/15/35	2,730	2,990,251
Harris County-Houston Sports Authority, Refunding RB,
CAB, Senior Lien, Series A (NPFGC), 6.18%, 11/15/38 (a)	4,750	443,080
La Joya ISD Texas, GO (PSF-GTD), 5.00%, 2/15/34	4,060	4,100,803
La Vernia Higher Education Finance Corp., RB, KIPP Inc.,
6.38%, 8/15/44	500	491,465
North Texas Tollway Authority, RB:
CAB, Special Projects System, Series B,
7.55%, 9/01/37 (a)	640	104,672
Toll, Second Tier, Series F, 6.13%, 1/01/31	1,025	1,047,181
Tarrant County Cultural Education Facilities Finance Corp.,
RB, Scott & White Healthcare, 6.00%, 8/15/45	1,270	1,293,393
Texas Private Activity Bond Surface Transportation
Corp., RB:
Senior Lien, LBJ Infrastructure Group LLC, LBJ Freeway
Managed Lanes Project, 7.00%, 6/30/40	1,355	1,380,583
Senior Lien, NTE Mobility Partners LLC, North Tarrant
Express Managed Lanes Project, 6.88%, 12/31/39	1,220	1,251,598
Texas State Public Finance Authority, Refunding ERB,
KIPP Inc., Series A (ACA), 5.00%, 2/15/36	500	410,840
		15,301,347
Utah — 1.2%
City of Riverton Utah, RB, IHC Health Services Inc.,
5.00%, 8/15/41	1,150	1,065,567
Virginia — 4.1%
City of Norfolk Virginia, Refunding RB, Series B (AMBAC),
5.50%, 2/01/31	355	334,974
University of Virginia, Refunding RB, General,
5.00%, 6/01/40	2,500	2,558,300
Virginia HDA, RB, Sub-Series H-1 (NPFGC),
5.35%, 7/01/31	750	750,263
		3,643,537
Washington — 0.7%
Washington Health Care Facilities Authority, RB, Swedish
Health Services, Series A, 6.75%, 11/15/41	630	653,209
Wisconsin — 2.3%
Wisconsin Health & Educational Facilities Authority,
RB, Ascension Health Credit Group, Series A,
5.00%, 11/15/31	2,165	2,055,667
Wyoming — 1.2%
County of Sweetwater Wyoming, Refunding RB, Idaho
Power Co. Project, 5.25%, 7/15/26	975	1,016,242
Wyoming Municipal Power Agency, RB, Series A,
5.00%, 1/01/42	95	92,096
		1,108,338
Total Municipal Bonds — 133.7%		119,669,902

Municipal Bonds Transferred to	Par
Tender Option Bond Trusts (i)	(000)	Value
Alabama — 0.8%
Alabama Special Care Facilities Financing Authority-
Birmingham, Refunding RB, Ascension Health Senior
Credit, Series C-2, 5.00%, 11/15/36	$ 760	$ 732,082
California — 2.4%
California Educational Facilities Authority, RB, University
of Southern California, Series B, 5.25%, 10/01/39	855	877,145
Los Angeles Community College District California, GO,
Election of 2001, Series A (AGM), 5.00%, 8/01/32	740	734,198
San Diego Community College District California, GO,
Election of 2002, 5.25%, 8/01/33	553	562,589
		2,173,932
Colorado — 2.1%
Colorado Health Facilities Authority, RB, Catholic Health,
Series (AGM):
C-3, 5.10%, 10/01/41	1,210	1,133,758
C-7, 5.00%, 9/01/36	780	734,066
		1,867,824
Connecticut — 3.5%
Connecticut State Health & Educational Facility Authority,
RB, Yale University:
Series T-1, 4.70%, 7/01/29	1,580	1,620,400
Series X-3, 4.85%, 7/01/37	1,540	1,548,378
		3,168,778
Illinois — 1.6%
Chicago Housing Authority, Refunding RB (AGM),
5.00%, 7/01/24	1,424	1,452,632
Massachusetts — 2.2%
Massachusetts Water Resources Authority, Refunding RB,
General, Series A, 5.00%, 8/01/41	1,980	1,994,395
New Hampshire — 0.8%
New Hampshire Health & Education Facilities Authority,
Refunding RB, Dartmouth College, 5.25%, 6/01/39	645	667,852
New York — 3.6%
New York City Municipal Water Finance Authority, RB,
Series FF-2, 5.50%, 6/15/40	510	531,528
New York State Dormitory Authority, ERB, Series F,
5.00%, 3/15/35	2,685	2,688,372
		3,219,900
Tennessee — 1.5%
Shelby County Health Educational & Housing Facilities
Board, Refunding RB, St. Jude’s Children’s Research
Hospital, 5.00%, 7/01/31	1,280	1,291,520
Texas — 2.4%
County of Harris Texas, RB, Senior Lien, Toll Road, Series A,
5.00%, 8/15/38	2,140	2,133,516
Virginia — 2.0%
University of Virginia, Refunding RB, General,
5.00%, 6/01/40	1,790	1,831,743
Washington — 3.8%
Central Puget Sound Regional Transit Authority, RB,
Series A (AGM), 5.00%, 11/01/32	900	916,316
State of Washington, GO, Various Purpose, Series E,
5.00%, 2/01/34	2,400	2,434,776
		3,351,092
Total Municipal Bonds Transferred to
Tender Option Bond Trusts — 26.7%		23,885,266
Total Long-Term Investments
(Cost — $148,104,801) — 160.4%		143,555,168

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2011	35

BlackRock Strategic Municipal Trust (BSD)
Schedule of Investments (concluded)
(Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value
FFI Institutional Tax-Exempt Fund, 0.23% (j)(k)	1,457,085	$ 1,457,085
	Par
	(000)
Michigan Finance Authority, RB, SAN, Detroit Schools,
Series A-1, 6.45%, 2/20/12	$ 1,030	1,036,458
Total Short-Term Securities
(Cost — $2,487,085) — 2.8%		2,493,543
Total Investments (Cost — $150,591,886*) — 163.2%		146,048,711
Liabilities in Excess of Other Assets — 0.0%		(34,710)
Liability for Trust Certificates, Including Interest
Expense and Fees Payable — (15.2)%		(13,556,036)
Preferred Shares, at Redemption Value — (48.0)%		(42,976,936)
Net Assets Applicable to Common Shares — 100.0%		$ 89,481,029

* The cost and unrealized appreciation (depreciation) of investments as of April 30,
2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$136,790,738
Gross unrealized appreciation	$ 1,804,479
Gross unrealized depreciation	(6,092,670)
Net unrealized depreciation	$ (4,288,191)

(a) Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(b) US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c) When-issued security. Unsettled when-issued transactions were as follows:

		Unrealized
Counterparty	Value	Appreciation
Citigroup	$1,976,762	$19,960

(d) Issuer filed for bankruptcy and/or is in default of interest payments.
(e) Non-income producing security.
(f) Security exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration to qualified institutional investors.
(g) Security represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local governments, or their respective agencies or authorities. The security is subject to remarketing prior to its stated maturity.
(h) Variable rate security. Rate shown is as of report date.
(i) Securities represent bonds transferred to a TOB in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.
(j) Investments in companies considered to be an affiliate of the Trust during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940,
as amended, were as follows:

	Shares Held at		Shares Held at
	April 30,	Net	April 30,
Affiliate	2010	Activity	2011	Income
FFI Institutional
Tax-Exempt Fund	1,940,417	(483,332)	1,457,085	$3,251

(k) Represents the current yield as of report date.

• Financial futures contracts sold as of April 30, 2011 were as follows:

			Notional Unrealized
Contracts Issue	Exchange	Expiration	Value Depreciation
66 10-Year U.S.	Chicago Board	June
Treasury Note	of Trade	2011	$ 7,821,906 $ (173,375)

• Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are summarized in three broad levels for financial reporting purposes as follows:
• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities
• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
• Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the
Notes to Financial Statements.

The following tables summarize the inputs used as of April 30, 2011 in determining the fair valuation of the Trust’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Long-Term
Investments[1]	—	$143,555,168	—	$143,555,168
Short-Term
Securities	$ 1,457,085 1,036,458		—	2,493,543
Total	$ 1,457,085 $144,591,626		—	$146,048,711

1 See above Schedule of Investments for values in each state or political subdivision.

Derivative Financial Instruments[2]

Valuation Inputs	Level 1	Level 2	Level 3	Total
Liabilities:
Interest
rate
contracts $	(173,375)	—	—	$ (173,375)

2 Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

36	ANNUAL REPORT	APRIL 30, 2011

Statements of Assets and Liabilities
	BlackRock	BlackRock			BlackRock	BlackRock
	Investment	Long-Term	BlackRock	BlackRock	Pennsylvania	Strategic
	Quality	Municipal	Municipal	Municipal	Strategic	Municipal
	Municipal Trust Inc.	Advantage Trust	2020 Term Trust	Income Trust	Municipal Trust	Trust
April 30, 2011	(BKN)	(BTA)	(BKK)	(BFK)	(BPS)	(BSD)
Assets
Investments at value — unaffiliated[1]	$ 351,930,182	$ 219,193,039	$ 463,726,655	$ 856,731,756	$ 45,576,493	$ 144,591,626
Investments at value — affiliated[2]	1,084,525	1,227,518	3,220,721	30,616,864	1,311,773	1,457,085
Cash pledged as collateral for financial futures contracts	400,000	205,000	—	780,000	20,000	130,000
Cash	38	661	28	—	3	5
Investments sold receivable	9,214,838	4,598,344	520,000	718,969	73,409	108,409
Interest receivable	5,587,335	4,025,938	7,822,211	14,651,645	788,191	2,392,850
Income receivable — affiliated	150	34	115	551	11	23
Prepaid expenses	35,983	29,238	44,292	86,340	4,031	18,806
Other assets	50,835	11,708	38,979	190,822	4,193	8,233
Total assets	368,303,886	229,291,480	475,373,001	903,776,947	47,778,104	148,707,037
Accrued Liabilities
Bank overdraft	—	—	—	138	—	—
Investments purchased payable	9,836,079	—	—	12,009,809	521,032	1,956,803
Income dividends payable — Common Shares	1,432,697	835,792	1,259,730	3,565,537	154,006	539,839
Investment advisory fees payable	104,655	81,806	198,674	446,556	23,432	73,519
Officer's and Trustees' fees payable	52,994	14,147	41,754	192,593	5,739	10,366
Administration fees payable	44,888	—	—	—	—	—
Margin variation payable	30,250	19,687	—	75,937	1,875	12,375
Interest expense and fees payable	10,735	280,084	6,044	58,221	3,863	9,872
Other accrued expenses payable	147,891	87,977	174,152	259,073	43,556	100,134
Total accrued liabilities	11,660,189	1,319,493	1,680,354	16,607,864	753,503	2,702,908
Other Liabilities
Trust certificates[3]	13,137,401	87,461,565	3,750,000	75,182,147	4,124,755	13,546,164
Total Liabilities	24,797,590	88,781,058	5,430,354	91,790,011	4,878,258	16,249,072
Preferred Shares at Redemption Value
$25,000 per share liquidation preference, plus
unpaid dividends[4,5,6]	125,964,879	—	173,860,783	270,889,850	16,325,735	42,976,936
Net Assets Applicable to Common Shareholders	$ 217,541,417	$ 140,510,422	$ 296,081,864	$ 541,097,086	$ 26,574,111	$ 89,481,029
Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[6,7,8]	$ 236,979,741	$ 191,097,044	$ 287,184,576	$ 620,404,631	$ 28,527,301	$ 103,431,840
Undistributed net investment income	4,562,727	2,620,458	16,058,078	11,725,402	748,019	1,781,260
Accumulated net realized loss	(11,032,742)	(36,592,571)	(2,829,124)	(36,594,059)	(1,847,876)	(11,015,521)
Net unrealized appreciation/depreciation	(12,968,309)	(16,614,509)	(4,331,666)	(54,438,888)	(853,333)	(4,716,550)
Net Assets Applicable to Common Shareholders	$ 217,541,417	$ 140,510,422	$ 296,081,864	$ 541,097,086	$ 26,574,111	$ 89,481,029
Net asset value per Common Share	$ 12.75	$ 10.51	$ 14.63	$ 12.16	$ 13.11	$ 12.27
[1] Investments at cost — unaffiliated	$ 364,507,011	$ 235,531,724	$ 468,058,321	$ 910,106,749	$ 46,403,557	$ 149,134,801
[2] Investments at cost — affiliated	$ 1,084,525	$ 1,227,518	$ 3,220,721	$ 30,616,864	$ 1,311,773	$ 1,457,085
[3] Represents short-term floating rate certificates
issued by TOBs.
[4] Preferred Shares outstanding	5,038	—	6,954	10,835	653	1,719
[5] Preferred Shares authorized	5,862	—	unlimited	unlimited	unlimited	unlimited
[6] Par value per Preferred and Common Share	$0.01	$0.001	$0.001	$0.001	$0.001	$0.001
[7] Common Shares outstanding	17,055,911	13,372,678	20,236,628	44,513,574	2,026,389	7,295,125
[8] Common Shares authorized	200 million	unlimited	unlimited	unlimited	unlimited	unlimited

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2011	37

Statements of Operations
	BlackRock	BlackRock			BlackRock	BlackRock
	Investment	Long-Term	BlackRock	BlackRock	Pennsylvania	Strategic
	Quality	Municipal	Municipal	Municipal	Strategic	Municipal
	Municipal Trust Inc.	Advantage Trust	2020 Term Trust	Income Trust	Municipal Trust	Trust
Year Ended April 30, 2011	(BKN)	(BTA)	(BKK)	(BFK)	(BPS)	(BSD)
Investment Income
Interest	$ 20,220,200	$ 12,256,111	$ 24,586,584	$ 51,697,074	$ 2,417,384	$ 8,110,201
Income — affiliated	11,642	2,752	14,154	31,851	257	3,785
Total income	20,231,842	12,258,863	24,600,738	51,728,925	2,417,641	8,113,986
Expenses
Investment advisory	1,279,167	1,458,179	2,368,704	5,492,747	284,575	893,617
Administration	548,214	—	—	—	—	—
Commissions for Preferred Shares	178,407	—	260,358	347,692	19,085	55,693
Professional	86,194	84,833	102,375	260,969	34,482	78,359
Accounting services	63,995	26,274	69,232	95,103	15,504	38,265
Printing	42,816	21,703	56,139	97,367	8,454	19,373
Officer and Trustees	31,196	17,892	37,524	85,077	3,783	11,563
Transfer agent	29,320	11,652	31,674	44,110	17,051	23,682
Custodian	23,385	16,119	28,598	44,006	6,966	12,478
Registration	9,478	9,392	9,318	15,856	901	9,326
Miscellaneous	66,601	45,587	71,655	117,190	5,040	38,603
Total expenses excluding interest expense and fees	2,358,773	1,691,631	3,035,577	6,600,117	395,841	1,180,959
Interest expense and fees[1]	94,982	947,345	25,619	561,601	32,546	101,232
Total expenses	2,453,755	2,638,976	3,061,196	7,161,718	428,387	1,282,191
Less fees waived by advisor	(2,049)	(550,046)	(3,553)	(120,577)	(4,006)	(897)
Total expenses after fees waived	2,451,706	2,088,930	3,057,643	7,041,141	424,381	1,281,294
Net investment income	17,780,136	10,169,933	21,543,095	44,687,784	1,993,260	6,832,692
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	1,747,990	(1,858,791)	(1,134,472)	(374,343)	(19,802)	(493,005)
Financial futures contracts	(79,167)	(72,294)	—	(458,914)	(21,030)	(71,021)
	1,668,823	(1,931,085)	(1,134,472)	(833,257)	(40,832)	(564,026)
Net change in unrealized appreciation/depreciation on:
Investments	(17,185,008)	(8,349,433)	(2,036,387)	(47,296,058)	(1,564,489)	(4,822,833)
Financial futures contracts	(391,480)	(275,825)	—	(1,063,895)	(26,269)	(173,375)
	(17,576,488)	(8,625,258)	(2,036,387)	(48,359,953)	(1,590,758)	(4,996,208)
Total realized and unrealized loss	(15,907,665)	(10,556,343)	(3,170,859)	(49,193,210)	(1,631,590)	(5,560,234)
Dividends to Preferred Shareholders From
Net investment income	(521,567)	—	(722,225)	(1,124,179)	(68,058)	(179,417)
Net Increase (Decrease) in Net Assets Applicable to
Common Shareholders Resulting from Operations	$ 1,350,904	$ (386,410)	$ 17,650,011	$ (5,629,605)	$ 293,612	$ 1,093,041
[1] Related to TOBs.

See Notes to Financial Statements.

38	ANNUAL REPORT	APRIL 30, 2011

Statements of Changes in Net Assets
	BlackRock Investment Quality		BlackRock Long-Term
	Municipal Trust Inc. (BKN)		Municipal Advantage Trust (BTA)
Increase (Decrease) in Net Assets	Year Ended April 30,		Year Ended April 30,
Applicable to Common Shareholders:	2011	2010	2011	2010
Operations
Net investment income	$ 17,780,136	$ 18,107,138	$ 10,169,933	$ 10,043,253
Net realized gain (loss)	1,668,823	(3,242,493)	(1,931,085)	(5,654,774)
Net change in unrealized appreciation/depreciation	(17,576,488)	36,666,543	(8,625,258)	28,098,398
Dividends to Preferred Shareholders from net investment income	(521,567)	(573,855)	—	—
Net increase (decrease) in net assets applicable to Common Shareholders
resulting from operations	1,350,904	50,957,333	(386,410)	32,486,877
Dividends to Common Shareholders From
Net investment income	(17,199,346)	(16,049,999)	(9,767,868)	(9,208,155)
Capital Share Transactions
Reinvestment of common dividends	918,594	752,867	307,466	—
Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(14,929,848)	35,660,201	(9,846,812)	23,278,722
Beginning of year	232,471,265	196,811,064	150,357,234	127,078,512
End of year	$217,541,417	$ 232,471,265	$140,510,422	$ 150,357,234
Undistributed net investment income	$ 4,562,727	$ 4,523,905	$ 2,620,458	$ 2,312,458

	BlackRock Municipal 2020		BlackRock Municipal
	Term Trust (BKK)		Income Trust (BFK)
Increase (Decrease) in Net Assets	Year Ended April 30,		Year Ended April 30,
Applicable to Common Shareholders:	2011	2010	2011	2010
Operations
Net investment income	$ 21,543,095	$ 22,246,419	$ 44,687,784	$ 45,737,048
Net realized gain (loss)	(1,134,472)	658,970	(833,257)	(2,396,662)
Net change in unrealized appreciation/depreciation	(2,036,387)	42,967,169	(48,359,953)	109,819,979
Dividends to Preferred Shareholders from net investment income	(722,225)	(778,339)	(1,124,179)	(1,235,954)
Net increase (decrease) in net assets applicable to Common Shareholders
resulting from operations	17,650,011	65,094,219	(5,629,605)	151,924,411
Dividends to Common Shareholders From
Net investment income	(15,116,761)	(15,116,761)	(42,289,617)	(41,349,932)
Capital Share Transactions
Reinvestment of common dividends	—	—	1,766,716	1,861,576
Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	2,533,250	49,977,458	(46,152,506)	112,436,055
Beginning of year	293,548,614	243,571,156	587,249,592	474,813,537
End of year	$296,081,864	$ 293,548,614	$541,097,086	$ 587,249,592
Undistributed net investment income	$ 16,058,078	$ 10,354,633	$ 11,725,402	$ 10,453,607

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2011	39

Statements of Changes in Net Assets (concluded)
	BlackRock Pennsylvania		BlackRock Strategic
	Strategic Municipal Trust (BPS)		Municipal Trust (BSD)
Increase (Decrease) in Net Assets	Year Ended April 30,		Year Ended April 30,
Applicable to Common Shareholders:	2011	2010	2011	2010
Operations
Net investment income	$ 1,993,260	$ 1,860,231	$ 6,832,692	$ 7,023,486
Net realized loss	(40,832)	(241,650)	(564,026)	(4,257,032)
Net change in unrealized appreciation/depreciation	(1,590,758)	3,925,374	(4,996,208)	18,437,955
Dividends to Preferred Shareholders from net investment income	(68,058)	(73,835)	(179,417)	(198,039)
Net increase in net assets applicable to Common Shareholders resulting from operations	293,612	5,470,120	1,093,041	21,006,370
Dividends to Common Shareholders From
Net investment income	(1,798,072)	(1,454,867)	(6,423,978)	(6,104,489)
Capital Share Transactions
Reinvestment of common dividends	40,206	—	75,734	14,173
Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(1,464,254)	4,015,253	(5,255,203)	14,916,054
Beginning of year	28,038,365	24,023,112	94,736,232	79,820,178
End of year	$ 26,574,111	$ 28,038,365	$ 89,481,029	$ 94,736,232
Undistributed net investment income	$ 748,019	$ 620,889	$ 1,781,260	$ 1,552,284

See Notes to Financial Statements.

40	ANNUAL REPORT	APRIL 30, 2011

Statement of Cash Flows	BlackRock Long-Term Municipal Advantage Trust (BTA)
Year Ended April 30, 2011
Cash Provided by Operating Activities
Net decrease in net assets resulting from operations	$ (386,410)
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Increase in other assets	(823)
Decrease in interest receivable	141,501
Decrease in prepaid expenses	5,835
Decrease in income receivable — affiliated	8
Increase in cash pledged for financial futures contracts	(205,000)
Increase in investment advisory fees payable	3,717
Decrease in interest expense payable	(19,559)
Decrease in other affiliates payable	(1,442)
Increase in other accrued expenses payable	12,412
Increase in margin variation payable	19,687
Increase in Officers and Trustees’ fees payable	1,617
Net realized and unrealized loss	10,208,224
Amortization of premium and accretion of discount on investments	462,932
Proceeds from sales and paydowns of long-term investments	31,732,956
Purchases of long-term investments	(32,734,203)
Net proceeds from sales of short-term securities	(1,193,709)
Cash provided by operating activities	8,047,743
Cash Used for Financing Activities
Cash receipts from trust certificates	23,286,896
Cash payments for trust certificates	(21,915,331)
Cash dividends paid to Common Shareholders	(9,418,647)
Cash used for financing activities	(8,047,082)
Cash
Net increase in cash	661
Cash at beginning of year	—
Cash at end of year	$ 661
Cash Flow Information
Cash paid for interest	$ 966,904
Noncash Financing Activities
Capital shares issued in reinvestment of dividends and distributions paid to Common Shareholders	$ 307,466

A Statement of Cash Flows is presented when a Trust had a significant amount of borrowing during the period based on the average borrowing outstanding in relation to total assets.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2011	41

Financial Highlights			BlackRock Investment Quality Municipal Trust Inc. (BKN)

			Period
			November 1,
			2008 to
	Year Ended April 30,		April 30,	Year Ended October 31,
	2011	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$ 13.68	$ 11.63	$ 10.64	$ 14.73	$ 15.79	$ 15.59
Net investment income	1.04[1]	1.07[1]	0.50[1]	1.08[1]	1.08	1.10
Net realized and unrealized gain (loss)	(0.93)	1.96	0.94	(3.97)	(0.79)	0.44
Dividends to Preferred Shareholders from
net investment income	(0.03)	(0.03)	(0.05)	(0.31)	(0.32)	(0.28)
Net increase (decrease) from investment operations	0.08	3.00	1.39	(3.20)	(0.03)	1.26
Dividends to Common Shareholders from net investment income	(1.01)	(0.95)	(0.40)	(0.89)	(1.03)	(1.06)
Net asset value, end of period	$ 12.75	$ 13.68	$ 11.63	$ 10.64	$ 14.73	$ 15.79
Market price, end of period	$ 13.08	$ 14.19	$ 11.35	$ 10.25	$ 16.35	$ 18.97
Total Investment Return[2]
Based on net asset value	0.49%	26.55%	13.63%[3]	(22.93)%	(0.95)%	7.38%
Based on market price	(0.61)%	34.50%	15.12%[3]	(33.11)%	(8.49)%	21.06%
Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[4]	1.08%	1.10%	1.29%[5]	1.19%	1.08%	1.09%
Total expenses after fees waived and before fees paid indirectly[4]	1.08%	1.10%	1.28%[5]	1.19%	1.07%	1.09%
Total expenses after fees waived and paid indirectly[4]	1.08%	1.10%	1.28%[5]	1.17%	1.07%	1.09%
Total expenses after fees waived and paid indirectly and excluding
interest expense and fees[4,6]	1.04%	1.06%	1.20%[5]	1.07%	1.07%	1.09%
Net investment income[4]	7.83%	8.29%	9.53%[5]	7.84%	7.06%	7.09%
Dividends to Preferred Shareholders	0.23%	0.26%	0.87%[5]	2.28%	2.07%	1.81%
Net investment income to Common Shareholders	7.60%	8.03%	8.66%[5]	5.56%	4.99%	5.28%
Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$ 217,541	$ 232,471	$ 196,811	$ 180,188	$ 247,272	$ 263,878
Preferred Shares outstanding at $25,000 liquidation preference,
end of period (000)	$ 125,950	$ 125,950	$ 126,950	$ 126,950	$ 146,550	$ 146,550
Portfolio turnover	38%	43%	26%	26%	17%	82%
Asset coverage per Preferred Share at $25,000 liquidation preference,
end of period	$ 68,183	$ 71,147	$ 63,762	$ 60,495	$ 67,185	$ 70,054

1 Based on average shares outstanding.
2 Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
3 Aggregate total investment return.
4 Do not reflect the effect of dividends to Preferred Shareholders.
5 Annualized.
6 Interest expense and fees related to TOBs. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

42	ANNUAL REPORT	APRIL 30, 2011

Financial Highlights			BlackRock Long-Term Municipal Advantage Trust (BTA)

			Period			Period
			November 1,			February 28,
			2008 to	Year Ended		2006[1] to
	Year Ended April 30,		April 30,	October 31,		October 31,
	2011	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$ 11.27	$ 9.52	$ 8.57	$ 13.72	$ 14.89	$ 14.33[2]
Net investment income	0.76[3]	0.75[3]	0.34[3]	0.81[3]	0.70	0.45
Net realized and unrealized gain (loss)	(0.79)	1.69	0.94	(5.30)	(1.15)	0.62
Net increase (decrease) from investment operations	(0.03)	2.44	1.28	(4.49)	(0.45)	1.07
Dividends from net investment income	(0.73)	(0.69)	(0.33)	(0.66)	(0.72)	(0.48)
Capital charges with respect to issuance of Common Shares	—	—	—	—	—	(0.03)
Net asset value, end of period	$ 10.51	$ 11.27	$ 9.52	$ 8.57	$ 13.72	$ 14.89
Market price, end of period	$ 10.20	$ 10.77	$ 8.79	$ 8.40	$ 12.14	$ 14.70
Total Investment Return[4]
Based on net asset value	(0.18)%	26.81%	15.78%[5]	(33.64)%	(2.93)%	7.48%[5]
Based on market price	1.37%	31.25%	9.06%[5]	(26.49)%	(13.00)%	1.40%[5]
Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.81%	1.80%	2.95%[6]	4.00%	4.69%	4.55%[6]
Total expenses after fees waived and before fees paid indirectly	1.43%	1.40%	2.55%[6]	3.60%	4.29%	4.14%[6]
Total expenses after fees waived and paid indirectly	1.43%	1.40%	2.55%[6]	3.60%	4.29%	4.11%[6]
Total expenses after fees waived and paid indirectly and excluding
interest expense and fees[7]	0.78%	0.75%	0.82%[6]	0.83%	0.89%	0.97%[6]
Net investment income	6.97%	7.07%	7.88%[6]	6.56%	4.87%	4.79%[6]
Supplemental Data
Net assets, end of period (000)	$ 140,510	$ 150,357	$ 127,079	$ 114,382	$ 183,161	$ 198,137
Portfolio turnover	12%	30%	15%	16%	39%	20%

1 Commencement of operations.
2 Net asset value, beginning of period, reflects a deduction of $0.675 per sales charge from the initial offering price of $15.00 per share.
3 Based on average shares outstanding.
4 Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
5 Aggregate total investment return.
6 Annualized.
7 Interest expense and fees related to TOBs. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2011	43

Financial Highlights			BlackRock Municipal 2020 Term Trust (BKK)

			Period
			January 1,
			2009 to
	Year Ended April 30,		April 30,	Year Ended December 31,
	2011	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$ 14.51	$ 12.04	$ 10.55	$ 14.79	$ 15.77	$ 15.28
Net investment income	1.06[1]	1.10[1]	0.35[1]	1.09[1]	1.12	1.10
Net realized and unrealized gain (loss)	(0.15)	2.16	1.41	(4.28)	(0.97)	0.48
Dividends to Preferred Shareholders from net investment income	(0.04)	(0.04)	(0.02)	(0.30)	(0.33)	(0.29)
Net increase (decrease) from investment operations	0.87	3.22	1.74	(3.49)	(0.18)	1.29
Dividends to Common Shareholders from net investment income	(0.75)	(0.75)	(0.25)	(0.75)	(0.80)	(0.80)
Net asset value, end of period	$ 14.63	$ 14.51	$ 12.04	$ 10.55	$ 14.79	$ 15.77
Market price, end of period	$ 15.06	$ 14.89	$ 12.70	$ 10.57	$ 13.60	$ 15.77
Total Investment Return[2]
Based on net asset value	5.96%	26.97%	16.39%[3]	(24.57)%	(1.16)%	8.72%
Based on market price	6.29%	23.52%	22.54%[3]	(17.81)%	(9.11)%	18.66%
Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[4]	1.03%	1.06%	1.23%[5]	1.12%	1.06%	1.07%
Total expenses after fees waived and paid indirectly[4]	1.03%	1.06%	1.23%[5]	1.12%	1.05%	1.07%
Total expenses after fees waived and paid indirectly and excluding
interest expense and fees[4,6]	1.02%	1.05%	1.21%[5]	1.10%	1.05%	1.07%
Net investment income[4]	7.26%	8.08%	9.28%[5]	8.01%	7.27%	7.09%
Dividends to Preferred Shareholders	0.24%	0.28%	0.59%[5]	2.18%	2.14%	1.89%
Net investment income to Common Shareholders	7.02%	7.80%	8.69%[5]	5.83%	5.13%	5.20%
Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$ 296,082	$ 293,549	$ 243,571	$ 213,472	$ 299,372	$ 319,131
Preferred Shares outstanding at $25,000 liquidation preference,
end of period (000)	$ 173,850	$ 173,850	$ 173,850	$ 173,850	$ 177,600	$ 177,600
Portfolio turnover	9%	6%	1%	5%	4%	12%
Asset coverage per Preferred Share at $25,000 liquidation preference,
end of period	$ 67,579	$ 67,215	$ 60,027	$ 55,703	$ 67,154	$ 69,937

1 Based on average shares outstanding.
2 Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
3 Aggregate total investment return.
4 Do not reflect the effect of dividends to Preferred Shareholders.
5 Annualized.
6 Interest expense and fees related to TOBs. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

44	ANNUAL REPORT	APRIL 30, 2011

Financial Highlights				BlackRock Municipal Income Trust (BFK)

			Period
			November 1,
			2008 to
	Year Ended April 30,		April 30,	Year Ended October 31,
	2011	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$ 13.23	$ 10.74	$ 10.08	$ 14.55	$ 15.37	$ 14.71
Net investment income	1.01[1]	1.03[1]	0.52[1]	1.12[1]	1.11	1.14
Net realized and unrealized gain (loss)	(1.11)	2.42	0.58	(4.38)	(0.63)	0.78
Dividends and distributions to Preferred Shareholders from:
Net investment income	(0.02)	(0.03)	(0.03)	(0.30)	(0.31)	(0.27)
Net realized gain	—	—	—	—	(0.00)[2]	—
Net increase (decrease) from investment operations	(0.12)	3.42	1.07	(3.56)	0.17	1.65
Dividends and distributions to Common Shareholders from:
Net investment income	(0.95)	(0.93)	(0.41)	(0.91)	(0.99)	(0.99)
Net realized gain	—	—	—	—	(0.00)[2]	—
Total dividends and distributions to Common Shareholders	(0.95)	(0.93)	(0.41)	(0.91)	(0.99)	(0.99)
Net asset value, end of period	$ 12.16	$ 13.23	$ 10.74	$ 10.08	$ 14.55	$ 15.37
Market price, end of period	$ 12.35	$ 13.44	$ 11.10	$ 8.75	$ 15.92	$ 17.30
Total Investment Return[3]
Based on net asset value	(1.04)%	32.75%	11.15%[4]	(25.69)%	0.70%	11.24%
Based on market price	(1.07)%	30.49%	32.34%[4]	(41.05)%	(2.11)%	17.39%
Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[5]	1.26%	1.26%	1.44%[6]	1.38%	1.18%	1.21%
Total expenses after fees waived and paid indirectly[5]	1.24%	1.15%	1.26%[6]	1.15%	0.88%	0.83%
Total expenses after fees waived and paid indirectly and excluding
interest expense and fees[5,7]	1.14%	1.07%	1.15%[6]	0.98%	0.88%	0.83%
Net investment income[5]	7.84%	8.37%	10.48%[6]	8.34%	7.43%	7.65%
Dividends to Preferred Shareholders	0.20%	0.23%	0.70%[6]	2.19%	2.04%	1.83%
Net investment income to Common Shareholders	7.64%	8.14%	9.78%[6]	6.15%	5.39%	5.82%
Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$ 541,097	$ 587,250	$ 474,814	$ 445,289	$ 640,981	$ 674,080
Preferred Shares outstanding at $25,000 liquidation preference,
end of period (000)	$ 270,875	$ 270,875	$ 293,125	$ 293,125	$ 375,125	$ 375,125
Portfolio turnover	18%	32%	11%	13%	17%	77%
Asset coverage per Preferred Share at $25,000 liquidation preference,
end of period	$ 74,941	$ 79,201	$ 65,498	$ 62,989	$ 67,727	$ 69,933

1 Based on average shares outstanding.
2 Amount is less than $(0.01) per share.
3 Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
4 Aggregate total investment return.
5 Do not reflect the effect of dividends to Preferred Shareholders.
6 Annualized.
7 Interest expense and fees related to TOBs. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2011	45

Financial Highlights			BlackRock Pennsylvania Strategic Municipal Trust (BPS)

			Period
			January 1,
			2009 to
	Year Ended April 30,		April 30,	Year Ended December 31,
	2011	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$ 13.86	$ 11.87	$ 10.77	$ 14.12	$ 15.01	$ 15.27
Net investment income	0.98[1]	0.92[1]	0.27[1]	0.89[1]	0.99	1.02
Net realized and unrealized gain (loss)	(0.81)	1.83	1.03	(3.36)	(0.74)	(0.09)
Dividends to Preferred Shareholders from
net investment income	(0.03)	(0.04)	(0.02)	(0.26)	(0.31)	(0.28)
Net increase (decrease) from investment operations	0.14	2.71	1.28	(2.73)	(0.06)	0.65
Dividends to Common Shareholders from
net investment income	(0.89)	(0.72)	(0.18)	(0.62)	(0.83)	(0.91)
Net asset value, end of period	$ 13.11	$ 13.86	$ 11.87	$ 10.77	$ 14.12	$ 15.01
Market price, end of period	$ 12.99	$ 13.88	$ 9.85	$ 8.42	$ 13.55	$ 17.43
Total Investment Return[2]
Based on net asset value	1.07%	23.80%	12.28%[3]	(19.63)%	(0.82)%	4.09%
Based on market price	0.00%	49.41%	19.18%[3]	(34.53)%	(18.04)%	16.45%
Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[4]	1.56%	1.60%	1.63%[5]	1.61%	1.55%	1.51%
Total expenses after fees waived and before fees
paid indirectly[4]	1.55%	1.59%	1.61%[5]	1.45%	1.37%	1.28%
Total expenses after fees waived and paid indirectly[4]	1.55%	1.59%	1.61%[5]	1.45%	1.35%	1.23%
Total expenses after fees waived and paid indirectly
and excluding interest expense and fees[4,6]	1.43%	1.57%	1.61%[5]	1.42%	1.35%	1.23%
Net investment income[4]	7.28%	6.94%	7.38%[5]	6.82%	6.82%	6.73%
Dividends to Preferred Shareholders	0.25%	0.28%	0.56%[5]	2.17%	2.10%	1.85%
Net investment income to Common Shareholders	7.03%	6.66%	6.82%[5]	4.65%	4.72%	4.88%
Supplemental Data
Net assets applicable to Common Shareholders,
end of period (000)	$ 26,574	$ 28,038	$ 24,023	$ 21,799	$ 28,560	$ 30,306
Preferred Shares outstanding at $25,000 liquidation
preference, end of period (000)	$ 16,325	$ 16,325	$ 16,825	$ 16,825	$ 17,500	$ 17,500
Portfolio turnover	17%	19%	8%	45%	41%	7%
Asset coverage per Preferred Share at $25,000 liquidation
preference, end of period	$ 65,697	$ 67,939	$ 60,696	$ 57,399	$ 65,817	$ 68,305

1 Based on average shares outstanding.
2 Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
3 Aggregate total investment return.
4 Do not reflect the effect of dividends to Preferred Shareholders.
5 Annualized. Certain expenses incurred during the period January 1, 2009 to April 30, 2009 have been included in the ratio but not annualized. If these expenses were annualized, the annualized ratio of total expenses, total expenses after fees waived and before fees paid indirectly, total expenses after fees waived and paid indirectly, total expenses after fees waived and paid indirectly and excluding interest expense and fees, net investment income and net investment income to Common Shareholders would have been 1.91%, 1.89%,
1.89%, 1.89%, 7.09% and 6.53%, respectively.
6 Interest expense and fees related to TOBs. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

46	ANNUAL REPORT	APRIL 30, 2011

Financial Highlights				BlackRock Strategic Municipal Trust (BSD)

			Period
			January 1,
			2009 to
	Year Ended April 30,		April 30,	Year Ended December 31,
	2011	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$ 13.00	$ 10.95	$ 9.90	$ 14.27	$ 15.64	$ 15.68
Net investment income	0.94[1]	0.96[1]	0.32[1]	1.02[1]	1.07	1.07
Net realized and unrealized gain (loss)	(0.77)	1.96	1.00	(4.32)	(1.10)	0.28
Dividends to Preferred Shareholders from net investment income	(0.02)	(0.03)	(0.02)	(0.26)	(0.32)	(0.29)
Net increase (decrease) from investment operations	0.15	2.89	1.30	(3.56)	(0.35)	1.06
Dividends to Common Shareholders from net investment income	(0.88)	(0.84)	(0.25)	(0.81)	(1.02)	(1.10)
Net asset value, end of period	$ 12.27	$ 13.00	$ 10.95	$ 9.90	$ 14.27	$ 15.64
Market price, end of period	$ 11.88	$ 12.95	$ 10.15	$ 8.19	$ 13.96	$ 18.69
Total Investment Return[2]
Based on net asset value	1.19%	27.36%	13.44%[3]	(25.70)%	(2.82)%	6.38%
Based on market price	(1.65)%	36.87%	27.11%[3]	(37.17)%	(20.44)%	16.29%
Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[4]	1.39%	1.36%	1.49%[5]	1.54%	1.30%	1.31%
Total expenses after fees waived and before fees paid indirectly[4]	1.39%	1.36%	1.48%[5]	1.45%	1.14%	1.07%
Total expenses after fees waived and paid indirectly[4]	1.39%	1.36%	1.48%[5]	1.45%	1.13%	1.04%
Total expenses after fees waived and paid indirectly
and excluding interest expense and fees[4,6]	1.28%	1.26%	1.40%[5]	1.23%	1.13%	1.04%
Net investment income[4]	7.38%	7.91%	9.48%[5]	8.04%	7.12%	6.89%
Dividends to Preferred Shareholders	0.19%	0.22%	0.49%[5]	2.02%	2.12%	1.83%
Net investment income to Common Shareholders	7.19%	7.69%	8.99%[5]	6.02%	5.00%	5.06%
Supplemental Data
Net assets applicable to Common Shareholders,
end of period (000)	$ 89,481	$ 94,736	$ 79,820	$ 72,188	$ 103,882	$ 113,697
Preferred Shares outstanding at $25,000 liquidation
preference, end of period (000)	$ 42,975	$ 42,975	$ 47,750	$ 47,750	$ 62,000	$ 62,000
Portfolio turnover	20%	32%	6%	17%	21%	71%
Asset coverage per Preferred Share at $25,000 liquidation
preference, end of period	$ 77,055	$ 80,113	$ 66,791	$ 62,803	$ 66,904	$ 78,856

1 Based on average shares outstanding.
2 Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
3 Aggregate total investment return.
4 Do not reflect the effect of dividends to Preferred Shareholders.
5 Annualized. Certain expenses incurred during the period January 1, 2009 to April 30, 2009 have been included in the ratio but not annualized. If these expenses were annualized, the annualized ratio of total expenses, total expenses after fees waived and before fees paid indirectly, total expenses after fees waived and paid indirectly, total expenses after fees waived and paid indirectly and excluding interest expense and fees, net investment income and net investment income to Common Shareholders would have been 1.91%, 1.89%,
1.89%, 1.89%, 7.09% and 6.53%, respectively.
6 Interest expense and fees related to TOBs. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2011	47

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock Investment Quality Municipal Trust Inc. (“BKN”) is organized as a Maryland corporation. BlackRock Long-Term Municipal Advantage
Trust (“BTA”), BlackRock Municipal 2020 Term Trust (“BKK”), BlackRock
Municipal Income Trust (“BFK”), BlackRock Pennsylvania Strategic
Municipal Trust (“BPS”) and BlackRock Strategic Municipal Trust (“BSD”)
(collectively, together with BKN, the “Trusts” or individually as the “Trust”)
are organized as Delaware statutory trusts. BKN, BKK, BFK and BSD are registered under the Investment Company Act of 1940, as amended (the
“1940 Act”), as diversified, closed-end management investment compa-
nies. BTA and BPS are registered under the 1940 Act as non-diversified, closed-end management investment companies. The Trusts’ financial state-
ments are prepared in conformity with accounting principles generally accepted in the United States of America ("US GAAP"), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Board of Directors and the Board of
Trustees of the Trusts are referred to throughout this report as the “Board of Trustees” or the “Board”. The Trusts determine and make available for publication the net asset values of their Common Shares on a daily basis.

The following is a summary of significant accounting policies followed by the Trusts:

Valuation: US GAAP defines fair value as the price the Trusts would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts fair value their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. Municipal invest-
ments (including commitments to purchase such investments on a “when-
issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments. Financial futures contracts traded on exchanges are valued at their last sale price. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value. Investments in open-end registered invest-
ment companies are valued at net asset value each business day.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value ("Fair Value Assets"). When determining the price for Fair Value
Assets, the investment advisor and/or the sub-advisor seeks to determine the price that each Trust might reasonably expect to receive from the cur-
rent sale of that asset in an arm’s-length transaction. Fair value determina-
tions shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Zero-Coupon Bonds: The Trusts may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: The
Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such trans-
actions normally occurs within a month or more after the purchase or sale commitment is made. The Trusts may purchase securities under such condi-
tions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the
Trusts may be required to pay more at settlement than the security is worth. In addition, the Trusts are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Trusts assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Trusts' maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which are shown on the Schedules of Investments.

Municipal Bonds Transferred to TOBs: The Trusts leverage their assets through the use of TOBs. A TOB is established by a third party sponsor forming a special purpose entity, into which one or more funds, or an agent on behalf of the funds, transfers municipal bonds. Other funds managed by the investment advisor may also contribute municipal bonds to a TOB into which a Trust has contributed bonds. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates, which are sold to third party investors, and residual certificates (“TOB Residuals”), which are generally issued to the participating funds that made the transfer. The TOB
Residuals held by a Trust include the right of a Trust (1) to cause the hold-
ers of a proportional share of the short-term floating rate certificates to tender their certificates at par, including during instances of a rise in short-
term interest rates, and (2) to transfer, within seven days, a corresponding share of the municipal bonds from the TOB to a Trust. The TOB may also be terminated without the consent of a Trust upon the occurrence of certain events as defined in the TOB agreements. Such termination events may include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, the inability of the TOB to obtain quarterly or annual renewal of the liquidity support agreement, a substantial decline in market value of the municipal bond or the inability to remarket the short-term floating rate certificates to third party investors.
During the year ended April 30, 2011, no TOBs that the Trusts participated in have been terminated without the consent of the Trusts.

The cash received by the TOB from the sale of the short-term floating rate certificates, less transaction expenses, is paid to a Trust, which typically invests the cash in additional municipal bonds. Each Trust's transfer of the municipal bonds to a TOB is accounted for as a secured borrowing, there-
fore the municipal bonds deposited into a TOB are presented in the Trusts'
Schedules of Investments and the proceeds from the issuance of the short-
term floating rate certificates are shown as trust certificates in the
Statements of Assets and Liabilities.

48	ANNUAL REPORT	APRIL 30, 2011

Notes to Financial Statements (continued)

Interest income, including amortization and accretion of premiums and dis-
counts, from the underlying municipal bonds is recorded by the Trusts on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are shown as interest expense and fees in the Statements of
Operations. The short-term floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender certifi-
cates to the TOB for redemption at par at each reset date. At April 30,
2011, the aggregate value of the underlying municipal bonds transferred to
TOBs, the related liability for trust certificates and the range of interest rates on the liability for trust certificates were as follows:

Underlying
Municipal
	Bonds	Liability
	Transferred	for Trust	Range of
	to TOBs	Certificates	Interest Rates
BKN	$ 24,261,589	$13,137,401	0.26% – 0.32%
BTA	$123,390,548	$87,461,565	0.26% – 0.32%
BKK	$ 5,319,100	$ 3,750,000	0.31%
BFK	$128,680,527	$75,182,147	0.26% – 0.35%
BPS	$ 7,728,032	$ 4,124,755	0.26% – 0.46%
BSD	$ 23,885,266	$13,546,164	0.26% – 0.33%

For the year ended April 30, 2011, the Trusts' average trust certificates out-
standing and the daily weighted average interest rate, including fees, were as follows:

		Daily
		Weighted
	Average Trust	Average
	Certificates	Interest
	Outstanding	Rate
BKN	$12,906,632	0.74%
BTA	$88,684,976	1.07%
BKK	$ 3,750,000	0.69%
BFK	$75,573,519	0.75%
BPS	$ 3,773,655	0.86%
BSD	$13,610,207	0.75%

Should short-term interest rates rise, the Trusts' investments in TOBs may adversely affect the Trusts' net investment income and dividends to
Common Shareholders. Also, fluctuations in the market values of municipal bonds deposited into the TOB may adversely affect the Trusts' net asset values per share.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”)
require that the Trusts either deliver collateral or segregate assets in con-
nection with certain investments (e.g., financial futures contracts) the Trusts will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on their books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis.
Dividend income is recorded on the ex-dividend dates. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The amount and timing of dividends and distribu-
tions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Dividends and distributions to Preferred
Shareholders are accrued and determined as described in Note 7.

Income Taxes: It is each Trust's policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Each Trust files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limita-
tions on the Trusts' US federal tax returns remains open for each of the two years ended April 30, 2011, the period ended April 30, 2009 and the pre-
ceding taxable year of the respective Trust. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Deferred Compensation and BlackRock Closed-End Share Equivalent
Investment Plan: Under the deferred compensation plan approved by each
Trust's Board, independent Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees. This has approximately the same economic effect for the Independent Trustees as if the Independent
Trustees had invested the deferred amounts directly in certain other certain BlackRock Closed-End Funds.

The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each
Trust. Each Trust may, however, elect to invest in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees in order to match its deferred compensation obligations. Investments to cover each Trust's deferred compensation liability, if any, are included in other assets in the Statements of Assets and Liabilities. Dividends and distribu-
tions from the BlackRock Closed-End Fund investments under the plan are included in income — affiliated in the Statements of Operations.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.
The Trusts have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which if applica-
ble are shown as fees paid indirectly in the Statements of Operations. The

ANNUAL REPORT	APRIL 30, 2011	49

Notes to Financial Statements (continued)

custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and to economically hedge, or protect, their exposure to certain risks such as interest rate risk.
These contracts may be transacted on an exchange.

Losses may arise if the value of the contract decreases due to an unfavor-
able change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. Counterparty risk related to exchange-traded financial futures contracts is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

Financial Futures Contracts: The Trusts purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk).
Financial futures contracts are agreements between the Trusts and a coun-
terparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the par-
ticular contract, futures contracts are settled either through physical deliv-
ery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or pay-
ments are known as margin variation and are recorded by the Trusts as unrealized appreciation or depreciation. When the contract is closed, the
Trusts record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of the financial futures contracts, interest rates and the underlying assets.

Derivative Instruments Categorized by Risk Exposure:
Fair Values of Derivative Instruments as of April 30, 2011

				Liability Derivatives
		BKN	BTA	BFK	BPS	BSD
	Statements of Assets and
	Liabilities Location
Interest rate	Net unrealized
contracts:	appreciation/deprecation*	$391,480	$275,825	$1,063,895	$26,269	173,375

* Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedules of Investments. Only current day’s margin variation is reported within the Statements of Assets and Liabilities.

The Effect of Derivative Instruments in the Statements of Operations
Year Ended April 30, 2011

Net Realized Loss From

	BKN	BTA	BFK	BPS	BSD
Interest rate
contracts:
Financial
futures
contracts	$ (79,167)	$ (72,294) $ (458,914)		$(21,030) $ (71,021)
Net Change in Unrealized Appreciation/Depreciation From

	BKN	BTA	BFK	BPS	BSD
Interest rate
contracts:
Financial
futures
contracts	$(391,480)	$(275,825) $(1,063,895)		$(26,269) $(173,375)

For the year ended April 30, 2011, the average quarterly balances of outstanding derivative financial instruments were as follows:

	BKN	BTA	BFK	BPS	BSD
Financial futures
contracts:
Average number
of contracts sold	42	26	101	3	17
Average notional
value of
contracts sold	$5,043,690	$3,110,985 $11,999,515		$296,284 $1,955,476

3. Investment Advisory Agreement and Other Transactions
with Affiliates:

As of April 30, 2011, The PNC Financial Services Group, Inc. ("PNC"), Bank
of America Corporation ("BAC") and Barclays Bank PLC ("Barclays") were the largest stockholders of BlackRock, Inc. ("BlackRock"). Due to the own-
ership structure, PNC is an affiliate of the Trusts for 1940 Act purposes, but
BAC and Barclays are not.

Each Trust entered into an Investment Advisory Agreement with BlackRock
Advisors, LLC (the “Manager”), the Trusts' investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each
Trust. For such services, each Trust pays the Manager a monthly fee at the following annual rates of each Trust's average weekly net assets as follows:

BKN	0.35%
BTA	1.00%
BKK	0.50%
BFK	0.60%
BPS	0.60%
BSD	0.60%

Average weekly net assets for all of the Trusts, except BTA, is the average weekly value of each Trust’s total assets minus the sum of its accrued lia-
bilities. For BTA, average weekly net assets is the average weekly value of the Trust's total assets minus the sum of its total liabilities.

50	ANNUAL REPORT	APRIL 30, 2011

Notes to Financial Statements (continued)

The Manager voluntarily agreed to waive a portion of the investment advi-
sory fees or other expenses as a percentage of its average daily net assets as follows:

	Through	Rate
BTA	January 31, 2011	0.40%
	January 31, 2012	0.30%
	January 31, 2013	0.20%
	January 31, 2014	0.10%
BFK	July 31, 2010	0.05%

For the year ended April 30, 2011, the Manager waived the following amounts, which are included in fees waived by advisor in the Statements of
Operations:

BTA	$549,525
BFK	$115,236

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indi-
rectly through its investment in affiliated money market funds, however the
Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through each Trust's investment in other affil-
iated investment companies, if any. These amounts are shown as, or included in, fees waived by advisor in the Statements of Operations. For the year ended April 30, 2011, the amounts waived were as follows:

BKN	$2,049
BTA	$ 521
BKK	$3,553
BFK	$5,341
BPS	$4,006
BSD	$ 897

The Manager entered into a sub-advisory agreement with BlackRock
Financial Management, LLC (“BFM”), an affiliate of the Manager. The
Manager pays BFM for services it provides, a monthly fee that is a percent-
age of the investment advisory fees paid by each Trust to the Manager.

BKN has an Administration Agreement with the Manager. The administration fee paid to the Manager is computed at an annual rate of 0.15% of the
Trust’s average weekly net assets including proceeds from the issuance of
Preferred Shares and TOBs.

For the period May 1, 2010 through December 31, 2010, each Trust reim-
bursed the Manager for certain accounting services, which are included in accounting services in the Statements of Operations. The reimbursements were as follows:

BTA	$ 3,048
BKK	$ 6,111
BFK	$11,948
BPS	$ 618
BSD	$ 1,939

Effective January 1, 2011, the Trusts no longer reimburse the Manager for accounting services.

Certain officers and/or trustees of the Trusts are officers and/or directors of
BlackRock or its affiliates. The Trusts reimburse the Manager for compensa-
tion paid to the Trusts' Chief Compliance Officer.

4. Investments:

Purchases and sales of investments excluding short-term securities, for the year ended April 30, 2011, were as follows:

	Purchases	Sales
BKN	$140,331,601	$139,294,799
BTA	$ 26,502,607	$ 32,328,967
BKK	$ 44,302,466	$ 40,741,876
BFK	$161,135,851	$181,705,192
BPS	$ 9,317,589	$ 7,986,523
BSD	$ 29,295,086	$ 30,207,149

5. Income Tax Information:

Reclassifications: US GAAP require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting.
These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of April 30, 2011 attributable to amortization methods on fixed income securities, income recognized from pass-through entities, distributions received from regulated investment compa-
nies, the expiration of capital loss carryforwards and the sale of bonds received from tender option bond trusts were reclassified to the following accounts:

	BKN	BTA	BKK	BFK	BSD
Paid-in capital	—	—	—	$(11,416,462)	—
Undistributed net investment income	$ (20,401)	$ (94,065)	$ (664)	$ (2,193)	$ (321)
Accumulated net realized loss	$ 20,401	$ 94,065	$ 664	$ 11,418,655	$ 321

The tax character of distributions paid during the fiscal years ended April 30, 2011 and April 30, 2010 was as follows:

	BKN	BTA	BKK	BFK	BPS	BSD
Tax-exempt income
4/30/2011	$17,680,514	$9,738,600	$15,838,986	$43,381,671	$1,866,130	$6,577,857
4/30/2010	16,623,854	9,208,155	15,895,100	42,585,886	1,528,702	6,302,528
Ordinary income
4/30/2011	$ 40,399	$ 29,268	—	$ 32,125	—	$ 25,538
Total distributions
4/30/2011	$17,720,913	$9,767,868	$15,838,986	$43,413,796	$1,866,130	$6,603,395
4/30/2010	$16,623,854	$9,208,155	$15,895,100	$42,585,886	$1,528,702	$6,302,528

ANNUAL REPORT	APRIL 30, 2011	51

Notes to Financial Statements (continued)

As of April 30, 2011, the tax components of accumulated net earnings (losses) were as follows:

	BKN	BTA	BKK	BFK	BPS	BSD
Undistributed tax-exempt income	$ 4,617,824	$ 3,072,049	$15,601,011	$ 11,061,734	$ 596,933	$ 1,717,899
Undistributed ordinary income	1,755	551	2,651	14,252	263	2,028
Capital loss carryforwards	(10,270,670)	(35,409,855)	(2,762,977)	(36,102,683)	(1,703,952)	(11,079,147)
Net unrealized losses*	(13,787,233)	(18,249,367)	(3,943,397)	(54,280,848)	(846,434)	(4,591,591)
Total	$(19,438,324)	$(50,586,622)	$ 8,897,288	$(79,307,545)	$(1,953,190)	$(13,950,811)

* The differences between book-basis and tax-basis net unrealized losses were attributable primarily to the tax deferral of losses on wash sales, amortization methods for premiums and discounts on fixed income securities, the deferral of post-October capital losses for tax purposes, the timing and recognition of partnership income, the treatment of residual interests in tender option bond trusts, the accrual of income on securities in default, the realization for tax purposes of unrealized gains/losses on certain futures contracts and the deferral of compensation to trustees.

As of April 30, 2011, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expires April 30,	BKN	BTA	BKK	BFK	BPS	BSD
2012	—	—	—	$15,775,833	—	$ 427,602
2013	—	—	$ 264,701	—	$ 59,917	1,011,077
2014	$ 22,282	$ 701,315	—	4,991,959	—	—
2015	—	—	524,725	606,017	—	—
2016	4,566,913	22,052,642	411,992	10,207,532	127,957	251,883
2017	4,506,796	6,882,935	—	2,065,704	929,529	4,028,776
2018	1,174,679	4,821,726	471,188	2,455,638	586,549	2,381,683
2019	—	951,237	1,090,371	—	—	2,978,126
Total	$ 10,270,670	$35,409,855	$ 2,762,977	$36,102,683	$ 1,703,952	$11,079,147

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds after April 30, 2011 will not be subject to expiration. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years.

6. Concentration, Market and Credit Risk:

The Trusts invest a substantial amount of their assets in issuers located in a single state or limited number of states. Please see the Schedules of
Investments for concentration in specific states.

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

In the normal course of business, the Trusts invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Trusts may decline in response to certain events, including those directly involving the issuers whose securi-
ties are owned by the Trusts; conditions affecting the general economy;
overall market changes; local, regional or global political, social or eco-
nomic instability; and currency and interest rate and price fluctuations.
Similar to credit risk, the Trusts may be exposed to counterparty risk, or the risk that an entity with which the Trusts have unsettled or open transactions may default. The Trusts manage counterparty risk by entering into transac-
tions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Trusts' exposure to credit and counterparty risks with respect to these financial assets is generally approximated by their value recorded in the Trusts' Statements of Assets and
Liabilities, less any collateral held by the Trusts.

As of April 30, 2011, BKN, BFK, BPS and BSD invested a significant portion of their assets in the health sector. Changes in economic conditions affect-
ing the health sector would have a greater impact on the Trusts and could affect the value, income and/or liquidity of positions in such securities.

7. Capital Share Transactions:

BKK, BFK, BPS and BSD are authorized to issue an unlimited number of shares, including Preferred Shares, par value $0.001 per share, all of which were initially classified as Common Shares. BKN is authorized to issue 200 million shares including Preferred Shares, all of which were initially classi-
fied as Common Shares, par value $0.01 per share. BTA is authorized to issue an unlimited number of Common Shares, par value $0.001 per share. BTA is also allowed to issue Preferred Shares but has not done so.
The Board is authorized, however, to reclassify any unissued shares without approval of Common Shareholders.

Common Shares

At April 30, 2011, the shares owned by an affiliate of the Manager of the
Trusts were as follows:

Shares
BTA	9,704

52	ANNUAL REPORT	APRIL 30, 2011

Notes to Financial Statements (continued)

For the years shown, shares issued and outstanding increased by the fol-
lowing amounts as a result of dividend reinvestment:

	Year	Year
	Ended	Ended
	April 30,	April 30,
	2011	2010
BKN	68,294	58,180
BTA	27,526	—
BFK	136,583	152,317
BPS	2,930	—
BSD	5,864	1,237

Shares issued and outstanding remained constant for BKK for the years ended April 30, 2011 and April 30, 2010.

Preferred Shares

The Preferred Shares are redeemable at the option of each Trust, in whole or in part, on any dividend payment date at their liquidation preference per share plus any accumulated and unpaid dividends whether or not declared. The Preferred Shares are also subject to mandatory redemption at their liquidation preference plus any accumulated and unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of a Trust, as set forth in each Trust's Articles
Supplementary (the “Governing Instrument”) are not satisfied.

From time to time in the future, each Trust may effect repurchases of its
Preferred Shares at prices below their liquidation preference as agreed upon by the Trust and seller. Each Trust also may redeem its Preferred
Shares from time to time as provided in the applicable Governing
Instrument. Each Trust intends to effect such redemptions and/or repur-
chases to the extent necessary to maintain applicable asset coverage requirements or for such other reasons as the Board may determine.

The holders of Preferred Shares have voting rights equal to the holders of
Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Trustees for each Trust. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Trust's sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

The Trusts had the following series of Preferred Shares outstanding, effective yields and reset frequency as of April 30, 2011:

				Reset
		Preferred	Effective	Frequency
	Series	Shares	Yield	Days
BKN	T7	2,804	0.40%	7
	T28	2,234	0.38%	28
BKK	M7	2,318	0.40%	7
	W7	2,318	0.41%	7
	F7	2,318	0.41%	7
BFK	M7	2,167	0.40%	7
	T7	2,167	0.40%	7
	W7	2,167	0.41%	7
	R7	2,167	0.41%	7
	F7	2,167	0.41%	7
BPS	W7	653	0.41%	7
BSD	W7	1,719	0.41%	7

Dividends on seven-day and 28-day Preferred Shares are cumulative at a rate which is reset every seven or 28 days, respectively, based on the results of an auction. If the Preferred Shares fail to clear the auction on an auction date, each Trust is required to pay the maximum applicable rate on the Preferred Shares to holders of such shares for successive dividend peri-
ods until such time as the shares are successfully auctioned. The maximum applicable rate on all series of Preferred Shares is the higher of 110% of the AA commercial paper rate of 110% of 90% of the Kenny S&P 30-day
High Grade Index rate divided by 1.00 minus the marginal tax rate. The low, high and average dividend rates on the Preferred Shares for each Trust for the year ended April 30, 2011 were as follows:

	Series	Low	High	Average
BKN	T7	0.35%	0.50%	0.42%
	T28	0.35%	0.49%	0.41%
BKK	M7	0.35%	0.50%	0.42%
	W7	0.37%	0.50%	0.42%
	F7	0.35%	0.50%	0.42%
BFK	M7	0.35%	0.50%	0.42%
	T7	0.35%	0.50%	0.42%
	W7	0.37%	0.50%	0.42%
	R7	0.35%	0.50%	0.42%
	F7	0.35%	0.50%	0.41%
BPS	W7	0.37%	0.50%	0.42%
BSD	W7	0.37%	0.50%	0.42%

Since February 13, 2008, the Preferred Shares of the Trusts failed to clear any of their auctions. As a result, the Preferred Shares dividend rates were reset to the maximum applicable rate, which ranged from 0.35% to 0.50%
for the year ended April 30, 2011. A failed auction is not an event of default for the Trusts but it has a negative impact on the liquidity of
Preferred Shares. A failed auction occurs when there are more sellers of a
Trust's auction rate preferred shares than buyers. A successful auction for the Trusts' Preferred Shares may not occur for some time, if ever, and even if liquidity does resume, Preferred Shareholders may not have the ability to sell the Preferred Shares at their liquidation preference.

ANNUAL REPORT	APRIL 30, 2011	53

Notes to Financial Statements (concluded)

The Trusts may not declare dividends or make other distributions on
Common Shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Shares is less than 200%.

The Trusts pay commissions of 0.15% on the aggregate principal amount of all shares that fail to clear their auctions and 0.25% on the aggregate prin-
cipal amount of all shares that successfully clear their auctions. Certain broker dealers have individually agreed to reduce commissions for failed auctions.

Preferred Shares issued and outstanding remained constant for all Trusts for the year ended April 30, 2011 and for the year ended April 30, 2010 for BKK.

During the year ended April 30, 2010, the Trusts announced the following redemptions of Preferred Shares at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

		Redemption	Shares	Aggregate
	Series	Date	Redeemed	Principal
BKN	T7	7/08/09	22	$ 550,000
	T28	7/08/09	18	$ 450,000
BFK	M7	7/14/09	178	$4,450,000
	T7	7/08/09	178	$4,450,000
	W7	7/09/09	178	$4,450,000
	R7	7/10/09	178	$4,450,000
	F7	7/13/09	178	$4,450,000
BPS	W7	7/09/09	20	$ 500,000
BSD	W7	7/09/09	191	$4,775,000

The Trusts financed the Preferred Share redemptions with cash received from TOB transactions.

8. Subsequent Events:

Management's evaluation of the impact of all subsequent events on the
Trusts' financial statements was completed through the date the financial statements were issued and the following items were noted:

Each Trust paid a net investment income dividend on June 1, 2011 to
Common Shareholders of record on May 16, 2011 as follows:

Common Dividend
Per Share
BKN	$0.08400
BTA	$0.06250
BKK	$0.06225
BFK	$0.08010
BPS	$0.07600
BSD	$0.07400

The dividends declared on Preferred Shares for the period May 1, 2011 to
May 31, 2011 were as follows:

		Dividends
	Series	Declared
BKN	T7	$19,959
	T28	$16,500
BKK	M7	$16,855
	W7	$16,545
	F7	$16,737
BFK	M7	$15,757
	T7	$15,425
	W7	$15,467
	R7	$15,147
	F7	$15,646
BPS	W7	$ 4,658
BSD	W7	$12,269

Each Trust will pay a net investment income dividend on July 1, 2011 to
Common Shareholders of record on June 15, 2011 as follows:

Common Dividend
Per Share
BKN	$0.08400
BTA	$0.06250
BKK	$0.06225
BFK	$0.08010
BPS	$0.07600
BSD	$0.07400

54	ANNUAL REPORT	APRIL 30, 2011

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors/Trustees of:
BlackRock Investment Quality Municipal Trust Inc.
BlackRock Long-Term Municipal Advantage Trust
BlackRock Municipal 2020 Term Trust
BlackRock Municipal Income Trust
BlackRock Pennsylvania Strategic Municipal Trust
BlackRock Strategic Municipal Trust (collectively
the “Trusts”):

We have audited the accompanying statements of assets and liabilities of BlackRock Investment Quality Municipal Trust Inc., BlackRock Long-
Term Municipal Advantage Trust, BlackRock Municipal 2020 Term Trust,
BlackRock Municipal Income Trust, BlackRock Pennsylvania Strategic
Municipal Trust, and BlackRock Strategic Municipal Trust, including the schedules of investments, as of April 30, 2011, the related statements of operations for the year then ended, the statement of cash flows for the year then ended for BlackRock Long-Term Municipal Advantage Trust, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented.
These financial statements and financial highlights are the responsibility of the Trusts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trusts are not required to have, nor were we engaged to perform, an audit of their internal control over financial report-
ing. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trusts’ internal control over financial reporting.
Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and signifi-
cant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2011, by correspondence with the custo-
dian and brokers; where replies were not received from brokers, we per-
formed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Investment Quality Municipal Trust Inc., BlackRock Long-
Term Municipal Advantage Trust, BlackRock Municipal 2020 Term Trust,
BlackRock Municipal Income Trust, BlackRock Pennsylvania Strategic
Municipal Trust, and BlackRock Strategic Municipal Trust as of April 30,
2011, the results of their operations for the year then ended, the cash flows for the year then ended for BlackRock Long-Term Municipal Advantage
Trust, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United
States of America.

Deloitte & Touche LLP
Princeton, New Jersey
June 27, 2011

Important Tax Information (Unaudited)

The following table summarizes the taxable per share distributions paid by BKN, BTA, BFK and BSD during the taxable year ended April 30, 2011:

BKN	Payable Date	Ordinary Income[1]
Common Shareholders	12/31/2010	$ 0.002301
Preferred Shareholders:
Series T7	11/24/2010	$ 0.14
Series T7	12/15/2010	$ 0.10
Series T28	11/24/2010	$ 0.14
Series T28	12/22/2010	$ 0.10
BTA
Common Shareholders	12/31/2010	$ 0.002190
BFK
Common Shareholders	12/31/2010	$ 0.000703
Preferred Shareholders:
Series M7	11/30/2010	$ 0.08
Series T7	11/24/2010	$ 0.08
Series W7	11/26/2010	$ 0.08
Series R7.	11/26/2010	$ 0.08
Series F7	11/29/2010	$ 0.08
BSD
Common Shareholders	12/31/2010	$ 0.003405
Preferred Shareholders:
Series W7	11/26/2010	$ 0.41

1 Additionally, all ordinary income distributions consist of Interest Related Dividends and are eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.

All other net investment income distributions paid by BKN, BTA, BKK, BFK, BPS and BSD during the taxable year ended April 30, 2011 qualify as tax-exempt interest dividends for federal income tax purposes.

ANNUAL REPORT	APRIL 30, 2011	55

Automatic Dividend Reinvestment Plans

Pursuant to each Trust’s Dividend Reinvestment Plan (the “Reinvestment
Plan”), Common Shareholders are automatically enrolled to have all distri-
butions of dividends and capital gains reinvested by Computershare Trust
Company, N.A. (the “Reinvestment Plan Agent”) in the respective Trust’s shares pursuant to the Reinvestment Plan. Shareholders who do not partic-
ipate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the
Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After BKN, BTA, BFK, BPS and BSD declare a dividend or determine to make a capital gain distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circum stances, either (i) through receipt of unissued but authorized shares from the Trust (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market, on the Trust’s primary exchange (“open-market pur-
chases”). If, on the dividend payment date, the NAV per share is equal to or less than the market price per share plus estimated brokerage commis-
sions (such condition often referred to as a “market premium”), the
Reinvestment Plan Agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV per share is less than 95% of the market price on the payment date, the dollar amount of the dividend will be divided by
95% of the market price on the payment date. If, on the dividend payment date, the NAV per share is greater than the market value per share plus estimated brokerage commissions (such condition often referred to as a
“market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full divi-
dend amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan
Agent will invest any un-invested portion in newly issued shares.

After BKK declares a dividend or determines to make a capital gain distri-
bution, the Reinvestment Plan Agent will acquire shares for the participants’
account by the purchase of outstanding shares on the open market, on
BKK’s primary exchange (“open market purchases”). BKK will not issue any new shares under the Reinvestment Plan.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by each Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The auto-
matic reinvestment of dividends and distributions will not relieve partici-
pants of any federal income tax that maybe payable on such dividends or distributions.

Each Trust reserves the right to amend or terminate the Reinvestment Plan.
There is no direct service charge to participants in the Reinvestment Plan;
however, each Trust reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants that request a sale of shares through the Reinvestment Plan Agent are subject to a $2.50 sales fee and a $0.15 per share sold brokerage commission.
All correspondence concerning the Reinvestment Plan should be directed to the Reinvestment Plan Agent at P.O. Box 43078, Providence, RI 02940-
3078 or by calling (800) 699-1BFM. All overnight correspondence should be directed to the Reinvestment Plan Agent at 250 Royall Street, Canton,
MA 02021.

56	ANNUAL REPORT	APRIL 30, 2011

Officers and Trustees
Number of
		Length of		BlackRock-
	Position(s)	Time		Advised Funds
Name, Address	Held with	Served as		and Portfolios	Public
and Year of Birth	Trusts	a Trustee[2]	Principal Occupation(s) During Past Five Years	Overseen	Directorships
Independent Trustees[1]
Richard E. Cavanagh	Chairman	Since	Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life	95 Funds	Arch Chemical
55 East 52nd Street	of the Board	1994	Insurance Company of America since 1998; Trustee, Educational Testing Service	95 Portfolios	(chemical and allied
New York, NY 10055	and Trustee		from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor,		products)
1946			The Fremont Group since 2008 and Director thereof since 1996; Adjunct Lecturer,
Harvard University since 2007; President and Chief Executive Officer, The Conference
Board, Inc. (global business research organization) from 1995 to 2007.

Karen P. Robards	Vice Chair of	Since	Partner of Robards & Company, LLC (financial advisory firm) since 1987;	95 Funds	AtriCure, Inc.
55 East 52nd Street	the Board,	2007	Co-founder and Director of the Cooke Center for Learning and Development,	95 Portfolios	(medical devices)
New York, NY 10055	Chair of		(a not-for-profit organization) since 1987; Director of Care Investment Trust, Inc.
1950	the Audit		(health care real estate investment trust) from 2007 to 2010; Director of Enable
	Committee		Medical Corp. from 1996 to 2005; Investment Banker at Morgan Stanley from
	and Trustee		1976 to 1987.
Michael Castellano	Trustee and	Since	Managing Director and Chief Financial Officer of Lazard Group LLC from 2001 to	95 Funds	None
55 East 52nd Street	Member of	2011	2011; Chief Financial Officer of Lazard Ltd from 2004 to 2001; Director, Support	95 Portfolios
New York, NY 10055	the Audit		Our Aging Religions (non-profit) since 2009; Director, National Advisory Board of
1946	Committee		Church Management at Villanova University since 2010.
Frank J. Fabozzi	Trustee and	Since	Consultant/Editor of The Journal of Portfolio Management since 2006; Professor in	95 Funds	None
55 East 52nd Street	Member of	1993	the Practice of Finance and Becton Fellow, Yale University, School of Management,	95 Portfolios
New York, NY 10055	the Audit		since 2006; Adjunct Professor of Finance and Becton Fellow, Yale University from
1948	Committee		1994 to 2006.
Kathleen F. Feldstein	Trustee	Since	President of Economics Studies, Inc. (private economic consulting firm) since	95 Funds	The McClatchy
55 East 52nd Street		2005	1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee	95 Portfolios	Company
New York, NY 10055			Emeritus thereof since 2008; Member of the Board of Partners Community		(publishing);
1941			Healthcare, Inc. from 2005 to 2009; Member of the Corporation of Partners		Bell South
			HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member		(telecommunications);
			of the Visiting Committee to the Harvard University Art Museum since 2003; Director,		Knight Ridder
			Catholic Charities of Boston since 2009.		(publishing)
James T. Flynn	Trustee and	Since	Chief Financial Officer of JP Morgan & Co., Inc. from 1990 to 1995.	95 Funds	None
55 East 52nd Street	Member of	2007		95 Portfolios
New York, NY 10055	the Audit
1939	Committee
Jerrold B. Harris	Trustee	Since	Trustee, Ursinus College since 2000; Director, Troemner LLC (scientific equipment)	95 Funds	BlackRock Kelso
55 East 52nd Street		2007	since 2000; Director of Delta Waterfowl Foundation since 2001; President and	95 Portfolios	Capital Corp.
New York, NY 10055			Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.		(business
1942					development
company)

ANNUAL REPORT	APRIL 30, 2011	57

Officers and Trustees (continued)
Number of
		Length of		BlackRock-
	Position(s)	Time		Advised Funds
Name, Address	Held with	Served as		and Portfolios	Public
and Year of Birth	Trusts	a Trustee[2]	Principal Occupation(s) During Past Five Years	Overseen	Directorships
Independent Trustees[1] (concluded)
R. Glenn Hubbard	Trustee	Since	Dean, Columbia Business School since 2004; Columbia faculty member since	95 Funds	ADP (data and
55 East 52nd Street		2004	1988; Co-Director of Columbia Business School’s Entrepreneurship Program from	95 Portfolios	information services);
New York, NY 10055			1997 to 2004; Chairman, U.S. Council of Economic Advisers under the President		KKR Financial
1958			of the United States from 2001 to 2003; Chairman, Economic Policy Committee		Corporation (finance);
			of the OECD from 2001 to 2003.		Metropolitan Life
Insurance Company
(insurance)
W. Carl Kester	Trustee and	Since	George Fisher Baker Jr. Professor of Business Administration, Harvard Business	95 Funds	None
55 East 52nd Street	Member of	2007	School; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of	95 Portfolios
New York, NY 10055	the Audit		the Finance Department, Harvard Business School from 2005 to 2006; Senior
1951	Committee		Associate Dean and Chairman of the MBA Program of Harvard Business School
from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.
[1] Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
[2] Date shown is the earliest date a person has served for the Trusts covered by this annual report. Following the combination of Merrill Lynch Investment
Managers, L.P. (“MLIM”) and BlackRock in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trusts’ board in 2007, each Trustee first became a member of the board of Trustees of other legacy MLIM or legacy BlackRock Funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988;
Kathleen F. Feldstein, 2005; James T. Flynn, 1996; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998.
Interested Trustees[3]
Richard S. Davis	Trustee	Since	Managing Director, BlackRock, Inc. since 2005; Chief Executive Officer, State	165 Funds	None
55 East 52nd Street		2007	Street Research & Management Company from 2000 to 2005; Chairman of	290 Portfolios
New York, NY 10055			the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005.
1945
Henry Gabbay	Trustee	Since	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock,	165 Funds	None
55 East 52nd Street		2007	Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC	290 Portfolios
New York, NY 10055			from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation
1947			Target Shares from 2005 to 2007; Treasurer of certain closed-end funds in the
BlackRock fund complex from 1989 to 2006.
3 Mr. Davis is an “interested person,” as defined in the 1940 Act, of the Trusts based on his position with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Trusts based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and the PNC Financial Services Group, Inc. securities. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

58	ANNUAL REPORT	APRIL 30, 2011

Officers and Trustees (concluded)
Position(s)
Name, Address	Held with	Length of
and Year of Birth	Trusts	Time Served	Principal Occupation(s) During Past 5 Years
Officers[1]
John M. Perlowski	President and	Since	Managing Director of BlackRock, Inc. since 2009; Global Head of BlackRock Fund Administration since 2009;
55 East 52nd Street	Chief	2011	Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management,
New York, NY 10055	Executive		L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President
1964	Officer		thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource
Network (charitable foundation) since 2009.
Anne Ackerley	Vice	Since	Managing Director of BlackRock, Inc. since 2000; President and Chief Executive Officer of the BlackRock-advised funds
55 East 52nd Street	President	2007[2]	from 2009 to 2011; Vice President of the BlackRock-advised funds from 2007 to 2009; Chief Operating Officer of
New York, NY 10055			BlackRock’s Global Client Group since 2009; Chief Operating Officer of BlackRock’s U.S. Retail Group from 2006 to 2009;
1962			Head of BlackRock’s Mutual Fund Group from 2000 to 2006.
Brendan Kyne	Vice	Since	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Product
55 East 52nd Street	President	2009	Development and Management for BlackRock’s U.S. Retail Group since 2009, Co-head thereof from 2007 to
New York, NY 10055			2009; Vice President of BlackRock, Inc. from 2005 to 2008.
1977
Neal Andrews	Chief	Since	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund
55 East 52nd Street	Financial	2007	Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
New York, NY 10055	Officer
1966
Jay Fife	Treasurer	Since	Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Assistant Treasurer of the MLIM and Fund Asset
55 East 52nd Street		2007	Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
New York, NY 10055
1970
Brian Kindelan	Chief	Since	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of
55 East 52nd Street	Compliance	2007	BlackRock, Inc. since 2005.
New York, NY 10055	Officer
1959
Ira P. Shapiro	Secretary	Since	Managing Director of BlackRock, Inc. since 2009; Managing Director and Associate General Counsel of Barclays Global
55 East 52nd Street		2010	Investors from 2008 to 2009; Principal thereof from 2004 to 2008.
New York, NY 10055
1963
[1] Officers of the Trusts serve at the pleasure of the Boards.
2 Ms. Ackerley was President and Chief Executive Officer from 2009 to 2011.

Investment Advisor	Custodian	Auction Agent	Accounting Agent	Legal Counsel
BlackRock Advisors, LLC	State Street Bank	Preferred Shares:	State Street Bank	Skadden, Arps, Slate,
Wilmington, DE 19809	and Trust Company	The Bank of	and Trust Company	Meagher & Flom LLP
	Boston, MA 02111	New York Mellon	Princeton, NJ 08540	New York, NY 10036
New York, NY 10286
Sub-Advisor	Transfer Agent		Independent Registered	Address of the Trusts
BlackRock Financial	Common Shares:		Public Accounting Firm	100 Bellevue Parkway
Management, Inc.	Computershare Trust		Deloitte & Touche LLP	Wilmington, DE 19809
New York, NY 10022	Company, N.A.		Princeton, NJ 08540
Canton, MA 02021

Effective November 10, 2010, Ira P. Shapiro became Secretary of the Trusts.

Effective February 11, 2011, John M. Perlowski became President and Chief Executive Officer of the Trusts.

Effective April 14, 2011, Michael Castellano became a Trustee of the Trusts and a Member of the Audit Committee.

ANNUAL REPORT	APRIL 30, 2011	59

Additional Information

Trust Certification

Those Trusts listed for trading on the New York Stock Exchange (“NYSE”)
have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. Each Trust filed with the Securities and Exchange Commission (“SEC”) the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

The Trusts’ dividend policy is to distribute all or a portion of their net invest-
ment income to their shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Trusts may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month.
The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which com-
prises part of the financial information included in this report.

60	ANNUAL REPORT	APRIL 30, 2011

Additional Information (continued)

General Information

On July 29, 2010, the Manager announced that a derivative complaint had been filed by shareholders of BSD and BFK on July 27, 2010 in the
Supreme Court of the State of New York, New York County. The complaint names the Manager, BlackRock, Inc. and certain of the trustees, officers and portfolio managers of BSD and BFK (collectively, the “Defendants”)
as defendants. The complaint alleges, among other things, that the
Defendants breached fiduciary duties owed to BSD and BFK and each of their Common Shareholders by redeeming Preferred Shares at their liquidation preference. The complaint seeks unspecified damages for losses purportedly suffered by BSD and BFK as a result of the prior redemptions and injunctive relief preventing BSD and BFK from redeeming Preferred
Shares at their liquidation preference in the future. The Defendants believe that the claims asserted in the complaint are without merit and intend to vigorously defend themselves in the litigation.

The Trusts do not make available copies of their Statements of Additional
Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Trusts’ invest-
ment objectives or policies or to the Trusts’ charters or by-laws that were not approved by shareholders or in the principal risk factors associated with investment in the Trusts. There have been no changes in the persons who are primarily responsible for the day-to-day management of the
Trusts’ portfolio.

Quarterly performance, semi-annual and annual reports and other informa-
tion regarding the Trusts may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regard-
ing the Trusts and does not, and is not intended to, incorporate BlackRock’s website into this report.

Electronic Delivery

Electronic copies of most financial reports are available on the Trusts’ web-
sites or shareholders can sign up for e-mail notifications of quarterly state-
ments, annual and semi-annual reports by enrolling in the Trusts’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us other-
wise. If you do not want the mailing of these documents to be combined with those for other members of your household, please
call (800) 441-7762.

Availability of Quarterly Schedule of Investments

Each Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trusts’
Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in
Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. Each
Trust’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is avail-
able (1) without charge, upon request, by calling (800) 441-7762;
(2) at http://www.blackrock.com; and (3) on the SEC’s website at
http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge
(1) at http://www.blackrock.com or by calling (800) 441-7762 and
(2) on the SEC’s website at http://www.sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of
http://www.blackrock.com. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Trusts.

ANNUAL REPORT	APRIL 30, 2011	61

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and for-
mer fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following infor-
mation is provided to help you understand what personal information
BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applica-
tions, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-
public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including pro-
cedures relating to the proper storage and disposal of such information.

62	ANNUAL REPORT	APRIL 30, 2011

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Certain Trusts have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares and the risk that fluctuations in the short-term dividend rates of the Preferred Shares, currently set at the maximum reset rate as a result of failed auctions, may reduce the Common Shares’ yield.

Statements and other information herein are as dated and are subject to change.

Item 2 – Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer, or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 – Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 – Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
	Current	Previous	Current	Previous	Current	Previous	Current	Previous
	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year
Entity Name	End	End	End	End	End	End	End	End
The BlackRock
Strategic Municipal	$31,200	$30,200	$3,500	$3,500	$8,800	$6,100	$0	$0
Trust

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock
Advisors, LLC (“Investment Adviser”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser)
that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$3,030,000	$2,950,000
[1] The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
[2] The nature of the services include tax compliance, tax advice and tax planning.
[3] The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:
The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and
b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-
by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or
$50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-
approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

	Current Fiscal Year	Previous Fiscal Year
Entity Name	End	End
The BlackRock Strategic	$12,300	$20,377
Municipal Trust

Additionally, SAS No. 70 fees for the current and previous fiscal years of $3,030,000 and
$2,950,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 – Audit Committee of Listed Registrants

(a) The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the
Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano
Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

(b) Not Applicable

Item 6 – Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to
Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies – The board of directors has delegated the voting of proxies for the
Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the
Investment Adviser, on the other. In such event, provided that the Investment Adviser’s
Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight
Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the
Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio
Management Group and/or the Investment Adviser’s Legal and Compliance Department
and concluding that the vote cast is in its client’s best interest notwithstanding the conflict.
A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit
99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at
www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – as of April 30,
2011.

(a)(1) The registrant is managed by a team of investment professionals comprised of
Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock, Inc. (“BlackRock”)
and Walter O’Connor, Managing Director at BlackRock. Each is a member of
BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments. Messrs. Jaeckel and O’Connor have been members of the registrant’s portfolio management team since 2006 and 2006, respectively.

Portfolio Manager	Biography
Theodore R. Jaeckel, Jr.	Managing Director at BlackRock since 2006; Managing Director of Merrill
Lynch Investment Managers, L.P. (“MLIM”) from 2005 to 2006; Director of MLIM from 1997 to 2005.
Walter O’Connor	Managing Director of BlackRock since 2006; Managing Director of MLIM from 2003 to 2006; Director of MLIM from 1998 to 2003.

(a)(2) As of April 30, 2011:

	(ii) Number of Other Accounts Managed			(iii) Number of Other Accounts and
	and Assets by Account Type			Assets for Which Advisory Fee is
					Performance-Based
	Other	Other Pooled		Other	Other Pooled
(i) Name of	Registered	Investment	Other	Registered	Investment	Other
Portfolio Manager	Investment	Vehicles	Accounts	Investment	Vehicles	Accounts
	Companies			Companies
Theodore R. Jaeckel, Jr.	68	0	0	0	0	0
	$19.57 Billion	$0	$0	$0	$0	$0
Walter O’Connor	68	0	0	0	0	0
	$19.57 Billion	$0	$0	$0	$0	$0

(iv) Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the
Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by
BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of
BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that portfolio managers may manage certain accounts that are subject to performance fees. In addition, portfolio managers may assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of April 30, 2011:

Portfolio Manager Compensation Overview
BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by
BlackRock.

Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation
Discretionary incentive compensation is a function of several components: the performance of BlackRock, the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated. With respect to the portfolio managers, such benchmarks include a combination of market-based indices (e.g., Barclays Capital Municipal Bond Index), certain customized indices and certain fund industry peer groups.

Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks.

Performance of fixed income funds is measured on both a pre-tax and after-tax basis over various time periods including 1-, 3-, 5- and 10-year periods, as applicable. With respect to the performance of the other listed Index and Multi-Asset Funds, performance is measured on, among other things, a pre-tax basis over various time periods including 1-, 3- and 5-year periods, as applicable.

Distribution of Discretionary Incentive Compensation
Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock.
Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on
BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of annual bonuses in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock restricted stock units that, once vested, settle in
BlackRock common stock. Messrs. Jaeckel and O’Connor have each received long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among various
BlackRock investment options. All of the portfolio managers have participated in the deferred compensation program.

Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a
401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee
Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation. The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into an index target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of April 30, 2011.

Portfolio Manager	Dollar Range of Equity Securities
of the Fund Beneficially Owned
Theodore R. Jaeckel, Jr.	None
Walter O’Connor	None

(b) Not Applicable

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b)
under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The BlackRock Strategic Municipal Trust

By: /S/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
The BlackRock Strategic Municipal Trust

Date: July 5, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /S/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
The BlackRock Strategic Municipal Trust

Date: July 5, 2011

By: /S/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
The BlackRock Strategic Municipal Trust

Date: July 5, 2011